UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., President, Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	October 31, 2010

DATE OF REPORTING PERIOD:	November 1, 2009 through April 30, 2010

ITEM 1.	REPORT TO SHAREHOLDERS.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270. 30e-1).

CALAMOS®

Investment strategies for
your serious money®

Calamos Family of Funds

Semiannual Report April 30, 2010

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Calamos Investments: Expertise and Foresight

Since our founding in 1977, Calamos Investments has been committed to addressing the investment needs of individual and institutional investors. For more than 30 years, clients have admired our adherence to a single investment approach: to seek a proper balance between risks and opportunities. Much of our success is due to our consistent application of our core belief when it comes to investment management: one-team, one-process. A single team of investment professionals analyzes the entire capital structure of a company prior to selecting individual securities for the portfolios. The versatility of our approach, our disciplined focus on risk management, and our goal of consistently achieving superior returns for our clients are three pillars that support our ongoing prosperity. Leveraging founder John P. Calamos, Sr.’s expertise in the complex convertible market, the company has evolved from a small boutique manager into a global, growth-focused investment firm that offers multiple investment vehicles across equity, fixed-income and alternative strategies. Our product offering includes the 13 open-end mutual funds discussed in this report. Pay attention to notes throughout the document. These Funds respond to our clients’ diverse investment needs and objectives.

We invite you to review our semiannual report.

Letter to Shareholders

Dear current and prospective shareholders:

This era of seemingly stop-and-start recovery in the American economy and uncertainty in international markets illustrates the need to be diversified and to seek growth opportunities around the globe. At Calamos Investments, we believe our more than 30 years of experience combined with our time-tested one-team, one-process approach to investment management will be valuable in these uncertain times. The investment philosophy is based on researching and evaluating opportunities and finding companies that demonstrate balance sheet and management strength, enjoy a broad base of revenue or are poised to capitalize on positive trends wherever they may be.

The wisdom of global investment strategies is evident in the performance of our global strategies in the first half of this fiscal year. From November 2009 through April 2010, our two purely global/international equity strategies, the Global Equity Fund and the International Growth Fund, substantially outperformed their benchmarks and were encouraging indicators that there are signs of economic recovery and opportunity, both domestically and abroad. In addition, besides the success of these international and global strategies’ performance, our other strategies trended positive for the period, as well.

However, many people have mixed feelings about being invested in the markets these days. Some have trepidation about being long in a lurching market, while others are concerned about not being fully invested and missing opportunities. In our view, our time-tested low-volatility strategies, the Growth and Income Fund, Global Growth and Income Fund, and the Convertible Fund have provided both performance and peace of mind to those concerned about market volatility. Several of our strategies seek an asymmetric return profile to reduce volatility and to limit an investor’s downside risk while still allowing for upside potential in a rising market. These low-volatility products are at the core of our company’s foundation and remain a focal point of our expertise.

Letter to Shareholders SEMIANNUAL REPORT	1

Letter to Shareholders

In the early months of this reporting period, equity markets began to rebound and trended up. By the end of the period, the Dow Jones Industrial Average hit the 11,000 mark and consumer confidence began to show signs of optimism, while at the same time the European Union and the International Monetary Fund were completing negotiations on the $135 billion bailout to support the struggling Greek economy. That plan was later approved in May. However, despite those measures of progress, there are still many unanswered questions in the U.S. and global economies. In the weeks following our semiannual reporting period, whipsaw markets gave back more than 1,000 points of gains on the big board and rattled the confidence of many investors.

We continue to look for—and find—opportunity in volatile markets using our proprietary research process to identify companies that have both healthy capital structures and global revenue streams. The investment team continually monitors each of the market sectors and the individual holdings within them and makes adjustments that we believe are in the best long-term interest of the strategies and you, our shareholder.

The fact that there is unrest in the world and in the global economy—which is reflected in the volatility of financial markets—must be looked at from an investor’s perspective. There is an old adage that “every good market climbs a wall of worry.” There is no doubt that there is plenty to worry about. However, in our view, the flipside of volatility is opportunity and we believe there is plenty of opportunity. In these volatile markets, we are emboldened in our view that active management will be key to creating wealth during these tumultuous times. Overall, we are still optimistic about investment opportunities this year.

In this semiannual report you will find a variety of information about the six months ended April 30, 2010 for your review. Enclosed are commentaries from our investment team, a list of portfolio holdings, financial data and highlights, as well as details about the performance and allocation of the Funds.

We encourage you to call your financial advisor or Calamos Investments at 800.582.6959 to address any personalized questions you may have. You may also visit our website at www.Calamos.com for more information about our Funds, their objectives and performance, as well as current market commentary.

Thank you for trusting us to achieve your investment goals. We look forward to serving your needs in the years to come.

Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC

Before investing, carefully consider the fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Read it carefully.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

This report is for informational purposes only and should not be considered investment advice.

2	SEMIANNUAL REPORT Letter to Shareholders

Market Sector Analysis

Calamos Investment’s one-team, one-process philosophy leverages the combined experience of all our management professionals to provide in-depth analysis of investment opportunities across all sectors and industries. Below is commentary on the performance of various business sectors from November 2009 through April 2010 and some of the views we hold regarding these sectors for the short-term future. The market sectors are represented across the Calamos Funds in varying allocations. Please see each Fund’s description in this report for details on sector allocation in the respective Funds.

The investment team continually monitors each of the market sectors and the individual holdings within them and makes adjustments that we believe are in the best interest of each of the respective Funds and its shareholders.

Sector	Key Considerations
Financials	Banks will be under pressure to pay for the FDIC’s huge insurance liability, while new regulations, lower ROEs and ROAs continue to make the banking sector too uncertain a sector to participate in significantly. Mid-sized banks should benefit from local bank consolidation and government loss share. Asset managers and insurance look reasonable from valuation- and business-model perspectives.
Calamos made the decision to exit its investments in Goldman Sachs in our open-end Funds in light of recent regulatory matters affecting the company.
Technology	Capital spending as a percentage of GDP is at a 40-year-low, and we expect that this trend will reverse and spending will improve. Technology companies are positioned well for a rebound in the capital spending cycle and are very used to competing in a deflationary environment. Productivity enhancement and cost controls should help technology spending. We see consumers remaining willing to purchase certain “special” continually improving products such as cell phones, laptops and flat-screens.
This sector should benefit from global infrastructure stimulus spending. Stock valuations are attractive and the risk/reward is compelling. The sector may be re-establishing its leadership position in the equity market for the first time since the last decade’s collapse.
Consumer Staples	We favor low-cost producers with global reach and brand focus. There is presently a narrow risk/reward relationship band, but as emerging economies improve, we may consider further increasing our exposure and we may be opportunistic and add on to market weakness.
Industrials	Valuations previously implied a very weak economic cycle for the next decade, but valuations are now pricing in a more normal cycle. In the third quarter of 2009, we reduced our overweight to neutral weight relative to the respective Fund’s benchmark. Global infrastructure stimulus spending will benefit many companies in this sector, so we expect that overall growth should be above the average global growth rate.

Market Sector Analysis SEMIANNUAL REPORT	3

Market Sector Analysis

Sector	Key Considerations
Materials	Valuations are becoming stretched. We favor commodity businesses over the raw materials. Further U.S. dollar devaluation and global stimulus spending should help boost economies.
Energy	U.S. dollar devaluation should help support energy prices. Mid-East turmoil adds to the attractiveness of this sector as it can hedge any unforeseen energy price spikes. In addition, the sector is sorting out the repercussions of the April BP oil spill and its possible impact on government regulation.
Consumer Discretionary	Stocks offer significant discrepancies in values and opportunities, with a widening divide between winners and losers. The U.S. appears to have excess retail capacity.
Health Care	This sector may be undergoing some significant changes with the U.S. government taking on a more activist approach and becoming a major player and insurer. It is important to follow government actions and adjust accordingly. We are assessing potential opportunities and risk, given recent healthcare legislation and likely responses.

4	SEMIANNUAL REPORT Market Sector Analysis

U.S. & International Equity

EQUITY FUNDS

Calamos Investments, in order to better focus on the investment analysis of convertible securities, began directly investing in common stock for our institutional clients in the late 1980s. The company utilized its equity analysis from its convertible asset management roots. In 1990, the Growth Fund was launched, focusing primarily on common stock with no convertible exposure. Since inception, the Growth Fund has produced an average annual return of 14.08%. Using that knowledge base, other common stock strategies and Funds have been created over the years. Today, Calamos Investments manages diverse equity-focused investment portfolios—both domestic and global—in the following categories:

Fund Name	Inception
Growth Fund (CVGRX)	1990
Value Fund (CVAAX)	2002
Blue Chip Fund (CBCAX)	2003
International Growth Fund (CIGRX)	2005
Multi-Fund Blend (CMQAX)	2006
Global Equity Fund (CAGEX)	2007
Evolving World Growth Fund (CNWGX)	2008

Calamos Investments is proud of our unique one-team, one-process approach to fund management. Our team of investment experts uses its collective skills and expertise to perform in-depth research and analysis of a company, including such factors as its cash flows, return on capital and ultimately the value of that business. The analysts seek companies that have strong management teams, relatively clean balance sheets with little leverage, and evidence opportunities for capital.

U.S. Equity Funds

Each of our four equity Funds that are primarily focused on issuers based in the United States has a slightly different objective to offer our shareholders a variety of investing opportunities ranging from growth or value strategies to large corporate, blue chip names. While the vast majority of these companies are domiciled in the United States, their business activities and revenue streams are diversified in numerous countries around the globe. This approach to investing we believe reduces our investors’ exposure to the volatility of and dependence on the United States’ economy and also allows for growth derived from international markets. A description of each Fund’s investment objectives and performance are provided in this report.

Global/International Equity Funds

Calamos Investments has been investing in non-U.S. issues for decades. The three global Funds that we offer reflect slightly different objectives, each designed to meet our investors’ diverse needs. The Funds share a focus that the issuers be domiciled in countries outside the U.S., or be U.S. companies that enjoy a diversified, international revenue stream. Calamos Investments strongly believes in the growth potential of international economies and in the diversification of risk through a multi-national investment strategy. These international Funds reflect our philosophy to think globally, be flexible, be bold and be careful. The objective and performance numbers for each individual Fund is detailed below.

U.S. & International Equity SEMIANNUAL REPORT	5

Calamos Growth Fund
Investment Team Commentary

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2010.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVGRX	CVGBX	CVGCX

I Shares	R Shares
CGRIX	CGRRX

FUND CUSIP NUMBERS

A Shares	128119302
B Shares	128119740
C Shares	128119856
I Shares	128119807
R Shares	128119435

Fund Objective
Long-term capital growth

Investment Strategy

•	Blends rigorous economic and broad themes analysis with intensive company and security research seeking to identify businesses with higher growth relative to peers

•	Determines the quality and sustainability of a company’s growth by assessing its fundamentals and management among other factors

•	Uses proprietary valuation models to ascertain a stock’s return potential

•	Adheres to strict risk-management guidelines to determine portfolio construction

Investor Profile
This Fund may be suitable for investors who seek:

•	A portfolio that pursues the highest potential growth opportunities regardless of company size or industry

•	A relatively aggressive yet diversified way to participate in the stock market’s long-term growth potential

The objective of the Growth Fund is to generate long-term capital appreciation through holdings of companies we believe to have strong balance sheet fundamentals and the opportunity for sustainable growth. The Growth Fund is not defined only by holdings with a particular market capitalization.

It is important to note that we do not sell positions based solely on market capitalization. If we feel a growing company’s stock has increased in value — but still has potential for further appreciation- we will continue to monitor it and hold our position, even if the company is no longer in the mid-cap range. Therefore, sometimes the Growth Fund may be compared to mid-sized company indexes or large company indexes. Our goal is to invest in the best growth companies regardless of whether they are mid-sized or large corporations.

Our comprehensive research seeks to identify companies with the best prospects for sustainable and high relative growth. We favor companies with solid financial strength, good earnings prospects, high returns on capital, low debt to capital ratios and reliable cash flow streams.

This Fund nears its twentieth anniversary this fall and has provided its shareholders with impressive appreciation on their investment. $10,000 in Class A shares of the Growth Fund at its inception on September 4, 1990 increased to $130,378 as of March 31, 2010, compared to $54,603 value for the same $10,000 using the S&P 500 Index2.

Growth of $10,000: for 10-year period ended 4/30/10

As seen above, the Growth Fund has provided strong returns in the last decade relative to the S&P 5002 Index with a consistent application of the team’s philosophy

6	SEMIANNUAL REPORT Calamos Growth Fund

Calamos Growth Fund

and process. The Fund will look to take advantage of cyclical shifts in growth opportunities, but seeks businesses with high and accelerating growth, or true growth businesses as managers describe it, which has led to strong performance over market cycles for Fund shareholders.

 SECTOR WEIGHTINGS

Information Technology	36.7%
Consumer Discretionary	16.1
Energy	10.8
Industrials	9.2
Health Care	9.0
Financials	6.3
Materials	4.4
Consumer Staples	2.0
Telecommunication Services	0.5
Sector weightings exclude any options on broad market indexes the portfolio may hold.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75% — had it been included, the Fund’s return would have been lower. The Funds also offer Class B and C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

The Growth Fund has delivered strong long-term performance for Fund shareholders through consistent application of its philosophy and process. In certain time periods, where lower quality growth stocks have temporarily led the market, the Fund has participated well, but not abandoned its long-term approach to owning true growth companies and being caught in short-term momentum investments that typically end in swift decline. This growth philosophy and process have worked well for investors over market cycles, as demonstrated above.

How did the Fund perform over the reporting period?

The Growth Fund gained 15.43% for the six months ended April 30, 2010, largely in line with the broad market’s 15.66% gain as measured by the S&P 500 Index2, but trailing the Russell Midcap Growth Index’s1 23.23% gain.

Why does the Fund list multiple benchmarks?

The Growth Fund seeks capital appreciation to outperform the equity market over full market cycles, by investing in companies with better growth prospects trading at what management considers to be reasonable valuations for growth. However, the Russell Midcap Growth Index1 does not represent the sole subset of names from which our management team selects. Fund managers will look at companies of any size (or market capitalization) to find what they believe to be the best growth opportunities for the Fund. The Fund is not limited to either the growth stocks, as reflected in the Russell Midcap Growth Index1, or to the bigger names included in the S&P 500 Index2.

What affected the Fund’s performance over the reporting period?

Relative to the S&P 500 Index2, the Fund benefited most from stock selection within the information technology and health care sectors. Information technology names within the Fund performed well in nearly every industry owned. In healthcare, the equipment and supplies area was strongest for the Fund.

Calamos Growth Fund SEMIANNUAL REPORT	7

Calamos Growth Fund

Detracting from relative performance was selection within the industrial sector and the use of hedging strategies in efforts to manage volatility and systemic risks in the market. The rally in industrial stocks lasted a bit longer than what we would have expected in light of slower growth globally, and yet industrial stocks were among the leaders in the broad market for the six month period. As mentioned, some hedging strategies put in place during the period were a relative drag on performance since the market was most broadly in a rising phase from February forward and volatility was generally declining during that period. However, we do feel that in these markets there is a general nervousness in the investment environment and that volatility may be increasing as systemic risk remains at a fairly heightened level. Accordingly, we continue to keep the hedging strategies in place.

What changes have you made during the reporting period?

We have broadly maintained our current approach of focusing on higher quality growth companies in light of many uncertainties surrounding world economic growth and investors’ collective nervousness. We have also reduced our investments in some cyclical areas that rallied strongly through 2009 such as energy stocks and industrials, while adding to consumer discretionary stocks where we had a relatively small allocation to consumer growth. We continue to favor companies that may provide sustainable growth in a slow or volatile recovery, and believe that they are available at relatively attractive prices.

8	SEMIANNUAL REPORT Calamos Growth Fund

Calamos Growth Fund

 AVERAGE ANNUAL TOTAL RETURN†

				10 YEARS OR
	6 MONTHS	1 YEAR	5 YEARS	∧SINCE INCEPTION

Class A Shares – Inception 9/4/90
Without Sales Charge	15.44%	41.99%	4.13%	2.84%
With Sales Charge	9.97	35.23	3.12	2.34

Class B Shares – Inception 9/11/00
Without Sales Charge	15.00	40.93	3.35	2.53	∧
With Sales Charge	10.00	35.93	3.01	2.53	∧

Class C Shares – Inception 9/3/96
Without Sales Charge	15.00	40.91	3.35	2.22
With Sales Charge	14.00	39.91	3.35	2.22

Class I Shares – Inception 9/18/97	15.58	42.35	4.39	3.34

Class R Shares – Inception 3/1/07	15.31	41.66	NA	-0.55	∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Growth Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.
	† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.
[1] The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

[2] The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Calamos Growth Fund SEMIANNUAL REPORT	9

Calamos Value Fund
Investment Team Commentary

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2010.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVAAX	CVABX	CVACX

I Shares	R Shares
CVAIX	CVARX

FUND CUSIP NUMBERS

A Shares	128119666
B Shares	128119658
C Shares	128119641
I Shares	128119633
R Shares	128119419

Fund Objective
Long-term capital growth

Investment Strategy

•	Invests in companies that are deemed to be trading well below their intrinsic values but possess identifiable potential catalysts that can spur them to normal levels

•	Companies under consideration must possess risk-mitigating characteristics, such as sound financials and branded products within their industry

•	Employs qualitative (bottom-up) research to help determine how an issuer’s stock is valued relative to calculations of intrinsic worth

•	Utilizes top-down portfolio construction to pursue macro-level economic themes and support diversification among industries and sectors

Investor Profile
This Fund may be suitable for investors who seek:

•	A vehicle for building assets to meet medium-range to long-range financial goals

•	A value-oriented complement to a growth-oriented portfolio

The Value Fund’s objective is long-term capital growth from companies that are undervalued on the stock market and show opportunity to restore their stock price to fair value. The Fund does not seek highly distressed names that may be inexpensive, which also carry a higher risk of insolvency, but rather seeks companies with the potential and plan to improve their cash flows, balance sheet health and overall market position.

Growth of $10,000: since inception (1/2/02) through 4/30/10

The Value Fund has provided investors with access to companies that management believes to be trading at attractive valuations relative to their intrinsic value. The discipline to avoid the deep value or more distressed names helped shareholders in the market downturn in 2007-2009 and may have slowed relative performance in 2005-2006, but has been broadly in line with the market longer-term as seen above.

How did the Fund perform over the reporting period?

The Value Fund produced a positive absolute return of 7.94% during the six months ended April 30, 2010, lagging the Russell 1000 Value Index1, which produced an increase of 17.77% during the period.

What affected the Fund’s performance over the reporting period?

Our preference for higher quality investments was the main reason for our underperformance during the six-month period. Lower quality, depressed names rallied during the period more than we expected, particularly within the auto industry, as

10	SEMIANNUAL REPORT Calamos Value Fund

Calamos Value Fund

well as some retail oriented stocks (consumer discretionary sector) which saw a large rebound during the period. At Calamos, we favor higher quality positions in companies that have clean balance sheets. We generally avoid the lower quality where there may be deep value, but where there are significant risks of bankruptcy. This approach has served us well over longer-term time periods. Within the consumer discretionary sector we focus on companies that have strong global brands along with those companies that are low cost providers and are servicing a more cost conscious consumer. Stock selection within the energy, information technology and consumer staples sectors detracted value during the period.

The Fund benefited the most from our lack of exposure (0% allocations) to the telecommunication services and utilities sectors, which were two of the worst performing sectors within the index during the period. Strong selection within health care was also additive during the period, as our names within the pharmaceuticals industry performed very well.
 SECTOR WEIGHTINGS

Information Technology	23.2%
Financials	16.6
Energy	13.8
Consumer Staples	13.5
Industrials	12.1
Health Care	10.0
Consumer Discretionary	7.8
Sector weightings exclude any options on broad market indexes the portfolio may hold.

What changes have you made during the reporting period?

The Fund is currently allocated with its largest overweight positions to information technology and consumer staples. We continue to favor IT as we believe the sector offers better long-term investment potential. Consumer staples is an area where we are currently seeing attractive valuations. The largest underweight positions within the Fund are financials and utilities. Within financials, while we remain underweight relative to the index, we did add to our allocation during the reporting period. Within this area we are favoring insurance holdings and asset managers. Within utilities, we remain hesitant to this area of the market as it remains a highly regulated industry with lesser potential for growth. We have maintained our overall preference for higher quality companies that have cleaner balance sheets and higher cash balances.

Calamos Value Fund SEMIANNUAL REPORT	11

Calamos Value Fund

 AVERAGE ANNUAL TOTAL RETURN†

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION

Class A Shares – Inception 1/2/02
Without Sales Charge	7.94%	35.50%	2.93%	3.62%
With Sales Charge	2.78	29.06	1.93	3.02

Class B Shares – Inception 1/2/02
Without Sales Charge	7.52	34.46	2.16	2.88
With Sales Charge	2.52	29.46	1.81	2.88

Class C Shares – Inception 1/2/02
Without Sales Charge	7.52	34.50	2.16	2.84
With Sales Charge	6.52	33.50	2.16	2.84

Class I Shares – Inception 3/1/02	8.06	35.90	3.20	4.19

Class R Shares – Inception 3/1/07	7.73	35.08	NA	-2.46

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

12	SEMIANNUAL REPORT Calamos Value Fund

Calamos Blue Chip Fund
Investment Team Commentary

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2010.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CBCAX	CBCBX	CBXCX

I Shares	R Shares
CBCIX	CBCRX

FUND CUSIP NUMBERS

A Shares	128119625
B Shares	128119617
C Shares	128119591
I Shares	128119583
R Shares	128119427

Fund Objective
Long-Term capital growth

Investment Strategy

•	Invest in larger, established companies with balance sheet strength that can also help mitigate downside risk.

•	We look for businesses with diversified product lines that can increase productivity to maintain growth.

•	Apply proprietary models to determine return potential of companies.

•	Each security is further vetted within the context of the portfolio.

•	We seek to identify long-term secular themes that can drive growth for decades. Investment candidates emerge from the intersection of our top-down (overlay of macroeconomic themes) and bottom-up analysis.

Investor Profile
This Fund may be suitable for investors who seek:

•	A vehicle for building assets to meet medium- to long-range financial goals

•	A larger-cap core offering of diversified companies providing broad market participation

The objective of the Blue Chip Fund is long-term capital appreciation through issues of large-cap, well-known stocks. The Fund contains primarily securities issued by U.S.-based companies that typically have diversified revenue streams and are not reliant on the domestic economy for all of their growth. In addition, we favor corporations with strong balance sheets that do not evidence a need to access capital markets for growth.

Growth of $10,000: since inception (12/1/03) through 4/30/10

The Blue Chip Fund has provided investors with a diversified portfolio of large-cap businesses that management believes may be more stable than small- or mid-cap businesses. As seen above, the Fund performance has been broadly in line with the market, as the Fund helped avoid some of the market’s downturn from the fall of 2007.

How did the Fund perform over the reporting period?

The Blue Chip Fund produced a positive return of 8.57% during the six months ended April 30, 2010 lagging the broad market, which produced a gain of 15.66%, as measured by the S&P 500 Index2 as well as the Russell 1000 Growth Index1, which increased by 15.79%.

Calamos Blue Chip Fund SEMIANNUAL REPORT	13

Calamos Blue Chip Fund

 SECTOR WEIGHTINGS

Information Technology	39.0%

Energy	13.2

Consumer Staples	11.0

Health Care	10.3

Industrials	9.1

Consumer Discretionary	7.1

Financials	4.4

Materials	3.6

Sector weightings exclude any options on broad market indexes the portfolio may hold.

What affected the Fund’s performance over the reporting period?

A significant amount of the underperformance came during the month of January when the equity markets took part in some profit taking and sold off many of the names that performed the best, as the Fund performed strongly in 2009. Our preference for higher quality investments also detracted from overall value. We have avoided the most speculative and depressed names, particularly in the auto industry, as well as some retail oriented stocks in the consumer discretionary sector, which saw a significant rebound in performance during the reporting period. We continue to favor investments in information technology as well as higher quality consumer discretionary names with strong global brands, as well as low cost providers servicing a more cost conscious consumer. Stock selection within the industrials sector also hampered performance during the period, particularly names within the aerospace and defense industries.

The Fund benefited the most from strong selection within the health care and information technology sectors as our names strongly outperformed those of the index. The strongest performance within IT came from holdings within the computer hardware industry, while in health care it was the pharmaceuticals industry that added the most value versus the index.

What changes have you made during the reporting period?

The Fund is currently allocated with its largest overweight position to information technology and its largest underweight position to financials relative to the S&P 500 Index2. We continue to maintain conviction in IT and believe that technology holds better long-term growth potential due to productivity enhancers and consistent improvements in corporate and consumer devices. Within financials, while we remain underweight, we did increase our allocation to the sector during the reporting period. Within financials we are favoring insurance holdings as well as asset managers and global exchanges. Another area we are watching closely is health care due to the ramifications of the recent health care bill that was passed by Congress. We have been incrementally adding to our exposure in this area as many health care names are now priced as if they are utilities with no future growth potential—which we do not currently believe is the case. Our overall focus within the Fund is on companies that have diversified global revenues and that aren’t reliant on the domestic economy , or any one single country’s economy, for that matter. We also maintain our preference for higher quality growth companies with clean balance sheets that are less reliant on the capital markets to fund their growth.

14	SEMIANNUAL REPORT Calamos Blue Chip Fund

Calamos Blue Chip Fund

 AVERAGE ANNUAL TOTAL RETURN†

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION

Class A Shares – Inception 12/1/03
Without Sales Charge	8.57%	35.68%	3.03%	3.35%
With Sales Charge	3.45	29.23	2.03	2.26

Class B Shares – Inception 12/1/03
Without Sales Charge	8.19	34.60	2.25	2.57
With Sales Charge	3.19	29.60	1.88	2.57

Class C Shares – Inception 12/1/03
Without Sales Charge	8.18	34.72	2.27	2.58
With Sales Charge	7.18	33.72	2.27	2.58

Class I Shares – Inception 12/1/03	8.74	36.05	3.30	3.62

Class R Shares – Inception 3/1/07	8.40	35.44	NA	-1.58

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price to-book ratios and higher forecasted growth values.
[2] The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Calamos Blue Chip Fund SEMIANNUAL REPORT	15

Calamos Multi-Fund Blend
Investment Team Commentary

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2010.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CMQAX	CMQBX	CMQCX

I Shares	R Shares
CMQIX	CMQRX

FUND CUSIP NUMBERS

A Shares	128119534
B Shares	128119526
C Shares	128119518
I Shares	128119492
R Shares	128119344

Fund Objective
Long-term capital growth and, secondarily, current income

Investment Strategy

•	Calamos Multi-Fund Blend combines three compelling Calamos funds into a diversified but unified fund of funds designed to serve as the equity cornerstone of an investment portfolio
•	By investing in just one Fund, Calamos Multi-Fund Blend, investors gain access to three distinct investment strategies with minimal holdings overlap

–	Calamos Growth Fund—an aggressive fund that seeks stocks with above-average growth potential
–	Calamos Global Growth and Income Fund—a defensive mix of U.S. and foreign equity and convertible securities
–	Calamos Value Fund—seeks undervalued companies that possess catalysts for growth

•	The Fund will invest in Class I shares of these underlying funds
•	The percentage allocations to the underlying funds will be monitored daily and rebalanced whenever the actual allocations diverge by 5% or more from their one-third target allocation
•	New cash flows can be used to achieve rebalancing

Investor Profile
This Fund may be suitable for investors who seek:

•	Broad diversification, total-return potential and risk control
•	A core equity allocation, which offers growth, value and defensive global holdings
•	An automatic rebalancing feature

The primary investment objective of this Fund is long-term capital growth, with a secondary goal of providing current income. Multi-Fund Blend is comprised of three Calamos Funds in equal allocation: the Growth Fund, the Value Fund and the Global Growth and Income Fund. This allocation allows investors in Multi-Fund Blend to enjoy the diversity and growth potential of these varying strategies. The Growth Fund seeks capital appreciation with stocks of U.S.-based companies with a wide range of market capitalizations. The Value Fund seeks to find U.S.-based stocks that are currently undervalued and have the upside potential to be restored to fair value. The Global Growth and Income Fund adds both global and convertible exposure to the mix, combining long-range equity growth with the downside protection of convertible corporate securities in a lower-volatility equity strategy.

Growth of $10,000: since inception (6/28/06) through 4/30/10

As seen above, Multi-Fund Blend has provided strong returns by combining three compelling Calamos Funds into a diversified fund of funds. The Fund has generated market-like returns for investors, but we believe has done so with a much more diversified approach than the S&P 500 Index1.

How did the Fund perform over the reporting period?

Multi-Fund Blend produced a positive absolute return of 10.28% during the six months ended April 30, 2010, lagging the broad equity market during its strong rally, which produced a return of 15.66% as measured by the S&P 500 Index1.

16	SEMIANNUAL REPORT Calamos Multi-Fund Blend

Calamos Multi-Fund Blend

What affected the Fund’s performance over the reporting period?

 SECTOR WEIGHTINGS

Information Technology	28.8%

Energy	12.1

Health Care	10.9

Consumer Discretionary	9.9

Financials	9.4

Industrials	9.2

Consumer Staples	8.5

Materials	4.7

Telecommunication Services	0.2

Sector weightings exclude any sovereign bonds or options on broad market indexes the portfolio may hold.

The Fund is invested equally in shares of the Calamos Growth Fund, the Calamos Value Fund and Calamos Global Growth and Income Fund. During the reporting period, many of our global names within the Global Growth and Income Fund performed well and provided significant downside protection during the challenging months of January and February, when the market sold off as a result of profit taking by investors, and then subsequently participated on the upside when the markets rebounded strongly. The Growth Fund performed largely in line with the S&P 500 Index1 during the reporting period as some of the names within the IT sector added to relative performance, while some names within the industrials sector detracted value. Within the Value Fund, our higher quality bias hampered performance as many of the most severely depressed names, that we did not own, experienced large increases during the period and detracted from relative returns. But the quality bias in the three sub-Funds did help Multi-Fund Blend outperform over longer time periods, including since inception. For a more detailed discussion of the performance of the three components of Multi-Fund Blend, please see their individual portfolio manager commentaries.

What changes have you made during the reporting period?

Within all three components of the Fund, we are favoring companies that have diversified global revenues and aren’t reliant on any one domestic economy for well-managed, consistent growth. We have maintained our overall preference for higher quality companies that have strong balance sheets and ready cash. For changes to each of the sub-Funds, please refer to their individual portfolio manager commentaries.

Calamos Multi-Fund Blend SEMIANNUAL REPORT	17

Calamos Multi-Fund Blend

 AVERAGE ANNUAL TOTAL RETURN†

	6 MONTHS	1 YEAR	SINCE INCEPTION

Class A Shares – Inception 6/28/06
Without Sales Charge	10.29%	34.69%	2.31%
With Sales Charge	5.02	28.27	1.02

Class B Shares – Inception 6/28/06
Without Sales Charge	9.93	33.84	1.55
With Sales Charge	4.93	28.84	0.80

Class C Shares – Inception 6/28/06
Without Sales Charge	9.82	33.72	1.53
With Sales Charge	8.82	32.72	1.53

Class I Shares – Inception 6/28/06	10.39	34.97	2.54

Class R Shares – Inception 3/1/07	10.11	34.29	-0.91

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect through April 30, 2007. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

18	SEMIANNUAL REPORT Calamos Multi-Fund Blend

Calamos International Growth Fund
Investment Team Commentary

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2010.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CIGRX	CIGBX	CIGCX

I Shares	R Shares
CIGIX	CIGFX

FUND CUSIP NUMBERS

A Shares	128119575
B Shares	128119567
C Shares	128119559
I Shares	128119542
R Shares	128119393

Fund Objective
Long-term capital growth

Investment Strategy

•	Applies bottom-up research and top-down analysis to target securities of non-U.S. companies that display acceleration in revenue growth, earnings growth and return on capital

•	Conducts extensive balance sheet and income statement analysis to determine the intrinsic value of companies under consideration

•	Emphasizes countries espousing free-market principles

•	Seeks to outperform the MSCI EAFE® Growth Index over the long term with less volatility

Investor Profile
This Fund may be suitable for investors who seek:

•	To diversify beyond the domestic market by investing in overseas growth stocks, potentially increasing long-term capital growth

•	An equity portfolio representing companies of all sizes and industries that offer high relative and sustainable growth potential

The objective of the International Growth Fund is long-term capital appreciation through securities of issuers that are primarily based outside the United States and that we believe have a strong growth trajectory. We typically favor names that have revenue opportunities in a wide range of foreign economies, accelerating revenue and earnings growth, high ROIC and low debt-to-capital numbers.

Growth of $10,000: since inception (3/16/05) through 4/30/10

The Calamos International Growth Fund reached its five-year milestone during 2010 and has provided investors with strong returns over the life of the Fund relative to the MSCI EAFE Growth Index1, as seen above. The Fund has outperformed the broad based international equity market represented by the MSCI EAFE Index2, as well as the growth universe represented by MSCI EAFE Growth Index1.

How did the Fund perform over the reporting period?

The International Growth Fund delivered positive returns during the six-month period and enjoyed significant outperformance. The Fund gained 11.62% during the period versus 4.79% for MSCI EAFE Growth Index1 and 2.68% for MSCI EAFE Index2.

Why does the Fund list multiple benchmarks?

The International Growth Fund seeks capital appreciation to outperform the international equity market over full market cycles, by investing in companies with superior growth prospects, while being mindful of valuations. While the focus is on growth-oriented companies with international exposure, the Fund also targets outperformance

Calamos International Growth Fund SEMIANNUAL REPORT	19

Calamos International Growth Fund

versus the broad index of developed country equities, as represented by the MSCI EAFE Index2.
 SECTOR WEIGHTINGS

Information Technology	37.5%

Energy	13.3

Health Care	13.1

Consumer Discretionary	8.2

Materials	6.9

Financials	5.6

Industrials	5.4

Consumer Staples	4.6

Telecommunication Services	0.8

Sector weightings exclude any options on broad market indexes the portfolio may hold.

What affected the Fund’s performance over the reporting period?

Sector allocation and security selection both contributed to the Fund’s outperformance. The Fund’s overweight allocation and selection within information technology was a primary driver of performance. Technology remains our largest overweight sector in the Fund. Our security selection within the internet software and services and semiconductor industries was notably positive.

Stock selection and an underweight allocation in financials also added to performance. The financial sector remains our largest underweight in the portfolio. Within financials, our selection in the diversified banks industry performed well. We would also add security selection within health care as a contributor to outperformance. Specifically, the selection within health care equipment and pharmaceuticals contributed to relative returns.

Our underweight allocation and selection within industrials detracted from performance. This may have been a result of a continued rally in global industrials, which we anticipated would moderate in light of a more uneven global recovery. From a geographic perspective, the Fund’s largest country allocation is the United Kingdom. During the period, our investments in the United Kingdom contributed significantly to positive performance. In terms of detractors, we are currently underweight Japan, where our allocation and security selection both hurt relative performance, as Japan had surprisingly strong performance. Broadly speaking, the Fund also benefited from holdings in emerging markets, particularly those in India and Mexico. Most recently, the Fund held significant assets in emerging market-domiciled businesses.

What changes have you made during the reporting period?

The Fund has a continued emphasis on high-quality international companies with accelerating revenue and earnings growth, high return on invested capital, low debt to capital, and an expanding global revenue base. The Fund is currently positioned with the largest overweights to IT and health care, a sector we added to during the period. We trimmed our allocation to energy and industrials, broadly speaking, and currently our largest underweights are in financials and industrials.

20	SEMIANNUAL REPORT Calamos International Growth Fund

Calamos International Growth Fund

 AVERAGE ANNUAL TOTAL RETURN†

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION

Class A Shares – Inception 3/16/05
Without Sales Charge	11.63%	49.63%	9.44%	8.02%
With Sales Charge	6.33	42.53	8.38	7.00

Class B Shares – Inception 3/16/05
Without Sales Charge	11.20	48.59	8.62	7.21
With Sales Charge	6.20	43.59	8.33	7.06

Class C Shares – Inception 3/16/05
Without Sales Charge	11.22	48.53	8.63	7.20
With Sales Charge	10.22	47.53	8.63	7.20

Class I Shares – Inception 3/16/05	11.71	50.05	9.71	8.28

Class R Shares – Inception 3/1/07	11.45	49.31	NA	0.83

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.
[1] The MSCI EAFE® Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra and Lipper, Inc.

[2] The MSCI EAFE® Index measures developed market equity performance (excluding the U.S. and Canada). Source: MSCI Barra and Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Calamos International Growth Fund SEMIANNUAL REPORT	21

Calamos Evolving World Growth Fund
Investment Team Commentary

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during six-month period ended April 30, 2010.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CNWGX	CNWZX	CNWDX

I Shares	R Shares
CNWIX	CNWRX

FUND CUSIP NUMBERS

A Shares	128119161
B Shares	128119153
C Shares	128119146
I Shares	128119138
R Shares	128119120

Fund Objective
Long-term capital growth

Investment Strategy

•	Invests in the securities of companies based in developing countries and also developed-world companies with ties to emerging economies.

•	Manages the Fund according to our stringent growth discipline, targeting companies that we believe offer the best opportunities for capital appreciation over the long-term.

•	Can flexibly deploy assets across sectors, countries, market caps and security types in an effort to manage risk and maximize return.

Investor Profile
The Fund may be suitable for investors who seek:

•	Enhanced diversification potential.

•	A portfolio of companies that we believe offer high relative and sustainable growth potential.

•	A risk-conscious means to participate in the long-term growth potential of developing markets.

•	An asset-allocation solution that could potentially reduce volatility and increase total return in an investment portfolio.

The objective of the Evolving World Growth Fund is long-term capital growth through the stocks of companies participating in the growth of emerging markets. The names in the Fund include issuers domiciled in developed countries, including the United States, that earn significant revenues from evolving world markets, as well as firms that are operationally based in emerging economies. In our view, the companies are positioned to grow with the expansion of the consumer base and industrial capacity of those economies. We favor companies of any market cap size that possess what we believe to be solid management teams and strong balance sheets and cash flows.

Growth of $10,000: since inception (4/30/10)

The Evolving World Growth Fund has provided investors with what we believe to be a risk-conscious means to participate in the growth of developing markets. It is our belief that the Fund contains a diversified portfolio of companies based in developing countries and developed-market companies benefiting from growth in emerging markets. Fund performance has been broadly in line with the MSCI Emerging Markets Index, as seen above, but outperformed the market’s sharp declines in 2008, as represented by the MSCI Emerging Markets Index1, owing to the Fund’s risk-conscious approach to emerging markets.

How did the Fund perform over the reporting period?

The Evolving World Growth Fund recorded strong absolute performance during the six-month period, although the return trailed its benchmark. The Fund was up 10.65% versus 12.46% for the MSCI Emerging Markets Index1 through April 30, 2010.

22	SEMIANNUAL REPORT Calamos Evolving World Growth Fund

Calamos Evolving World Growth Fund

How does the Fund select its benchmark?

The Fund invests in companies based in developing countries as well as developed-market companies with substantial ties to emerging economies. We believe that investing in developed market companies may help to reduce volatility typically experienced in emerging markets. As such, we view the direct economic impacts on our investments as most closely tied to developing economies. Accordingly, we have chosen the MSCI Emerging Markets Index1 as the benchmark.
 SECTOR WEIGHTINGS

Information Technology	32.3%

Energy	12.2

Industrials	11.8

Consumer Staples	10.1

Materials	7.8

Financials	5.7

Health Care	5.1
Consumer Discretionary	5.1

Telecommunication Services	2.5

Sector weightings exclude any options on broad market indexes the portfolio may hold.

What affected the Fund’s performance over the reporting period?

The Fund has been positioned with our largest sector allocations to information technology and energy. Our overweight allocation and security selection within information technology contributed the most to positive performance during the period. Specifically, investments within the internet software and services industry added value. A second key factor was our energy investments, which benefited from strong selection relative to the index.

Our largest underweight to the index has been in the financial sector as we have concerns about balance sheets and potential future regulations. Our underweight also contributed to performance as the financial sector lagged the index during the period.

With respect to geographic regions, the Fund’s holdings within developed markets that have significant ties to China and other emerging markets contributed to performance. From a country perspective, investments in Taiwan were a notable contributor to performance. The Fund’s underweight allocation to South Africa and South Korea detracted from performance, as those markets showed strong performance.

What changes have you made during the reporting period?

From a top-down perspective, the Fund has maintained a significant allocation to developed markets. Currently, approximately half the investments are in companies domiciled in developed markets and slightly less than half domiciled in emerging market economies. With respect to regions, the Fund’s largest change was to increase investments in Asia Pacific economies and a modestly larger investment exposure to emerging Europe, relative to Latin America.

During the period, we made a few key changes to our sector allocations. We increased the Fund exposure to industrials and information technology, which continues to be the largest overweight. We also reduced our allocation to the energy and materials sectors, which we felt had become overextended as a result of the robust rally in 2009.

Calamos Evolving World Growth Fund SEMIANNUAL REPORT	23

Calamos Evolving World Growth Fund

 AVERAGE ANNUAL TOTAL RETURN†

	6 MONTHS	1 YEAR	SINCE INCEPTION

Class A Shares – Inception 8/15/08
Without Sales Charge	10.65%	44.82%	8.51%
With Sales Charge	5.43	37.98	5.45

Class B Shares – Inception 8/15/08
Without Sales Charge	10.26	43.83	7.72
With Sales Charge	5.26	38.83	5.49

Class C Shares – Inception 8/15/08
Without Sales Charge	10.25	43.82	7.72
With Sales Charge	9.25	42.82	7.72

Class I Shares – Inception 8/15/08	10.84	45.34	8.78

Class R Shares – Inception 8/15/08	10.54	44.58	8.25

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

[1] The MSCI Emerging Markets Indexsm is a free float-adjusted market capitalization index. It includes market indexes of Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.
Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

24	SEMIANNUAL REPORT Calamos Evolving World Growth Fund

Calamos Global Equity Fund
Investment Team Commentary

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2010.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CAGEX	CBGEX	CCGEX

I Shares	R Shares
CIGEX	CRGEX

FUND CUSIP NUMBERS

A Shares	128119484
B Shares	128119476
C Shares	128119468
I Shares	128119450
R Shares	128119443

Fund Objective
Long-term capital growth

Investment Strategy

•	Invests globally, emphasizing countries espousing free-market principles

•	Invests in companies with balance sheet strength

•	Applies proprietary models to determine the return potential of stocks considering growth potential and valuations

•	Combines bottom-up analysis with a top-down overlay of macro-economic themes

•	Conducts extensive analysis to help determine the intrinsic value of companies under consideration

•	Seeks to eliminate disparities in accounting practices by conducting a cash-based analysis of each company’s financial statements

Investor Profile
The Fund may be suitable for investors who seek:

•	A global equity allocation

•	Enhanced diversification through a portfolio that includes both U.S. and international stocks

Long-term capital growth is the objective of the Global Equity Fund, which includes names from both U.S.-based companies and non-U.S. firms that generate a significant portion of their revenues from economies across the globe. Our analysts seek companies with strong management teams, diversified exposure to a variety of national economies, favorable market positions, increasing cash flows and an overall potential for growth.

Growth of $10,000: since inception (3/1/07) through 4/30/10

The Global Equity Fund reached its three-year milestone in 2010, and while the benchmark MSCI World Index1 lost value over this time period, the Fund has generated a gain since inception, as seen above. The Fund benefits from the perspectives of our fully-integrated investment team and applies the firm’s growth equity investment process and philosophy on a global scale.

How did the Fund perform over the reporting period?

The Global Equity Fund outperformed the benchmark index as the Fund returned 14.25% during the six-month period versus 9.67% for the MSCI World Index1.

What affected the Fund’s performance over the reporting period?

The largest contributor to the Funds’ performance came from the information technology sector. Our overweight allocation to IT and relative selection both added to relative return. The Fund’s holdings in computer hardware and semiconductors were important contributors. Other factors contributing to outperformance included strong selection in the health care sector, particularly within the pharmaceutical industry. The main detractor from performance was the industrials sector, where we lagged the

Calamos Global Equity Fund SEMIANNUAL REPORT	25

Calamos Global Equity Fund

index due to our underweight allocation and stock selection and where we did not own some particularly cyclical areas of the sector that performed very well despite a volatile economic picture.

From a country perspective, the Fund’s investments in the United Kingdom have been our largest overweight and also the largest positive contributor to outperformance. Investment selection in France and India also added to relative return during the period. Issue selection within the United States, as well as an underweight position relative to the index, was the largest detractor from relative performance. The United States outperformed the MSCI World Index1 during the six-month period.
 SECTOR WEIGHTINGS

Information Technology	38.2%
Consumer Discretionary	13.0
Energy	12.6
Health Care	10.3
Industrials	6.1
Materials	5.5
Financials	4.8
Consumer Staples	3.5
Sector weightings exclude any options on broad market indexes the portfolio may hold.

It is important to remember that country and regional allocations are considered, but we are also analyzing global businesses in light of a global economy—that is, country of domicile may not be as important as the country where the company generates is business.

What changes have you made during the reporting period?

The Fund is currently positioned with the largest sector overweights to IT and consumer discretionary. We increased our allocation in the IT sector during the period as we continue to find compelling growth companies at reasonable valuations. The Fund also increased its allocation to the health care sector and now carries a slight overweight to the index.

The Fund’s largest sector underweights are to financials and consumer staples. During the period, we decreased investment allocation to energy and materials, as we perceived their strong rally in 2009 made the sectors relatively less attractive.

From a geographic perspective, the Fund increased its developed markets allocation during the period and continues to invest more than 80% of assets in these economies. With respect to emerging markets, the Fund’s investments declined moderately. The Fund increased regional exposure to Europe and Asia Pacific during the period, and Europe represents our largest overweight to the MSCI World Index1. Within Europe, we increased our investments in companies domiciled in the United Kingdom, many of which generate a large portion of revenues outside of Europe, and may be less dependent on pure European growth and consumption.

26	SEMIANNUAL REPORT Calamos Global Equity Fund

Calamos Global Equity Fund

 AVERAGE ANNUAL TOTAL RETURN†

	6 MONTHS	1 YEAR	SINCE INCEPTION

Class A Shares – Inception 3/1/07
Without Sales Charge	14.25%	45.94%	3.00%
With Sales Charge	8.88	38.93	1.43

Class B Shares – Inception 3/1/07
Without Sales Charge	13.75	44.71	2.22
With Sales Charge	8.75	39.71	1.31

Class C Shares – Inception 3/1/07
Without Sales Charge	13.78	44.84	2.22
With Sales Charge	12.78	43.84	2.22

Class I Shares – Inception 3/1/07	14.35	46.22	3.28

Class R Shares – Inception 3/1/07	14.11	45.57	2.75

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The MSCI World® Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Calamos Global Equity Fund SEMIANNUAL REPORT	27

Defensive Equity

These Funds are lower-volatility strategies that aim to generate a high long-term total return through the combination of capital appreciation and current income, and reduced volatility compared to pure-equity portfolios. These specially-balanced Funds blend corporate stocks with convertible securities: corporate revenue-generating bonds that have ability to convert to shares of stock in the associated company. We believe this combination maximizes an investors’ balance of risk/reward by allowing for upside capital appreciation of stocks with downside protection created by the convertible bond holdings in the Funds. Defensive equity Funds are favored by investors who seek participation in the stock market while having the comfort of potentially reduced downside exposure during declining markets.

The two Calamos defensive equity Funds have been able to generate market-beating performance with less risk than their equity benchmarks since their respective inception dates, whether risk is measured by standard deviation, which is the volatility of value, or beta, which is an historic measure of a fund’s volatility versus the market. For example, a beta of 0.5 reflects one-half of the market’s volatility as represented by the S&P 500 Index, while a beta of 2.0 reflects twice the market’s volatility. Accordingly, the lower the beta, the lower the risk. The Funds we offer in this category seek to maximize performance potential with low beta. The combination of risk/reward relative to broad-based U.S. and world equity indexes make these Funds suitable as “core” equity investments, in our opinion. Calamos Investments offers the following defensive equity Funds:

Fund Name	Inception
Growth and Income Fund (CVTRX)	1988
Global Growth and Income Fund (CVLOX)	1996

28	SEMIANNUAL REPORT Defensive Equity

Calamos Growth and Income Fund
Investment Team Commentary

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2010.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVTRX	CVTYX	CVTCX

I Shares	R Shares
CGIIX	CGNRX

FUND CUSIP NUMBERS

A Shares	128119104
B Shares	128119765
C Shares	128119831
I Shares	128119872
R Shares	128119336

Fund Objective
High long-term total return through growth and current income

Investment Strategy

•	Seeks to maintain an appropriate balance between risk and reward over the course of the market cycle by strategically investing across a combination of stocks, convertible securities and bonds

•	Seeks significant equity participation while aiming for greater downside protection than a pure-stock portfolio

•	Diversifies across a variety of industries, market sectors, market capitalizations and credit-quality tiers

Investor Profile
This Fund may be suitable for investors who seek:

•	A total-return-oriented investment that offers the upside potential of equities with potentially lower volatility than stock-only investments

•	A consistent income stream

The Growth and Income Fund has a defensive equity, lower-volatility objective, seeking high long-term total return through growth of equities and current income from the convertible securities in the Fund. The majority of issues in this Fund are from U.S.-based companies which may have revenue streams from both domestic and international economies, and are positioned for growth in their respective market sectors.

Growth of $10,000: for 10-year period ended 4/30/10

The Growth and Income Fund has provided strong returns in the last decade as seen above, relative to the broad equity market, as represented by the S&P 500 Index1, while adhering to its lower-volatility, defensive equity mandate. By blending equities with equity-sensitive convertible securities, the Fund in comparison to the S&P 500 Index1 has participated in equity upside, while protecting value during down market cycles.

How do we define a lower-volatility strategy?

The Growth and Income Fund has a beta of 0.71 over the ten-year period ended April 30, 2010, versus the S&P 500 Index1. The Fund, therefore, demonstrated long-term outperformance versus the market with approximately 30% less risk.

Calamos Growth and Income Fund SEMIANNUAL REPORT	29

Calamos Growth and Income Fund

The Growth and Income Fund has performed well for the Fund’s investors over virtually all time periods, as shown above. This lower-volatility equity strategy seeks to participate strongly in equity market upswings but protect assets during downswings, which hopefully provides strong returns with less volatility, as it has in the past.

How did the Fund perform over the reporting period?

The Growth and Income Fund gained 7.64% for the six months ended April 30, 2010, trailing the broad equity market’s 15.66% gain as measured by the S&P 500 Index1, as well as the BofA Merrill Lynch All US Convertibles Ex Mandatory Index2 return of 15.88%.
 SECTOR WEIGHTINGS

Information Technology	31.1%
Health Care	12.3
Energy	11.8
Industrials	8.8
Financials	8.1
Consumer Staples	6.8
Materials	5.9
Consumer Discretionary	5.5
Sector weightings exclude any sovereign bonds or options on broad market indexes the portfolio may hold.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Funds also offer Class B and C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

Why does the Fund list multiple benchmarks?

The Growth and Income Fund is managed as lower volatility total-return investment. The Fund seeks to outperform the broad equity market over full market cycles, as measured by the S&P 500 Index1. Equally as important, the Fund may utilize convertible securities, hence our use of both the BofA Merrill Lynch All US Convertibles Ex Mandatory Index2 for research and analytic purposes.

What affected the Fund’s performance over the reporting period?

After strong performance in 2009, many of the Fund’s winners sold off in the broad market in early-year profit taking, although management felt these holdings were still among the most compelling. We stayed with our conviction in those names as we did not see fundamental issues or relative price concerns that would alter our views and these names did recover, much in line with our expectations. But some lower quality and higher beta names rallied in the period, more than what we expected in light of not much positive fundamental change in the overall economic landscape.

Relative to the S&P 500 Index1, the Fund was hampered by an underweight allocation and relative selection within consumer discretionary and industrials. Some lower quality consumer retailing companies, which we did not own, posted surprisingly strong returns in the period. In light of the overall economic picture, our overweight stance and relative selection with energy in the period also held back returns. The Fund benefited from good relative selection within health care, as well as underweight

30	SEMIANNUAL REPORT Calamos Growth and Income Fund

Calamos Growth and Income Fund

positions to the lower growth sectors of utilities and telecommunication services, which lagged other sector returns within the index.

Some hedging strategies put in place during the period were a relative drag on performance since the market followed a mostly upward pattern beginning in February and volatility was generally declining. However, we believe that there is a current uneasiness among investors and that volatility may be increasing as systemic risks are still heightened and we have kept the hedging strategies in place.

What changes have you made during the reporting period?

With the many uncertainties surrounding the fate of the global economic recovery, we have largely maintained our current approach and allocation. With that said, we have begun to reduce some of our more cyclically sensitive investments which enjoyed strong rallies through 2009, especially within both energy and materials. Our positive long-term growth outlook for both sectors remains in place. Our allocation to technology increased, as we continue to see good growth opportunities going forward. We also added to our consumer staples allocation, which can sometimes lower the volatility within the Fund, as well as provide stability as these companies tend to have more sustainable growth prospects that are less dependent on robust economic growth.

Calamos Growth and Income Fund SEMIANNUAL REPORT	31

Calamos Growth and Income Fund

 AVERAGE ANNUAL TOTAL RETURN†

				10 YEARS OR
	6 MONTHS	1 YEAR	5 YEARS	∧SINCE INCEPTION

Class A Shares – Inception 9/22/88
Without Sales Charge	7.66%	31.51%	5.91%	5.59%
With Sales Charge	2.55	25.28	4.88	5.07

Class B Shares – Inception 9/11/00
Without Sales Charge	7.28	30.57	5.12	5.55	∧
With Sales Charge	2.28	25.57	4.79	5.55	∧

Class C Shares – Inception 8/5/96
Without Sales Charge	7.30	30.58	5.12	4.97
With Sales Charge	6.30	29.58	5.12	4.97

Class I Shares – Inception 9/18/97	7.81	31.85	6.16	5.85

Class R Shares – Inception 3/1/07	7.57	31.21	NA	1.78	∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.
	† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:
The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

[2] BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

32	SEMIANNUAL REPORT Calamos Growth and Income Fund

Calamos Global Growth and Income Fund
Investment Team Commentary

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2010.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVLOX	CVLDX	CVLCX

I Shares	R Shares
CGCIX	CVLRX

FUND CUSIP NUMBERS

A Shares	128119500
B Shares	128119732
C Shares	128119708
I Shares	128119609
R Shares	128119385

Fund Objective
High long-term total return through capital appreciation and current income

Investment Strategy

•	Offers a defensive approach to equity exposure applying dynamic asset allocation on a global scale

•	Attempts to maintain a consistent balance between risk and reward over the course of different global market cycles by strategically investing across a combination of stocks, convertible securities, and bonds

•	Emphasizes countries espousing free-market principles

Investor Profile
This Fund may be suitable for investors who seek:

•	A risk-managed approach to pursuing growth opportunities around the world

•	A portfolio of securities representing various-sized companies from multiple countries

•	A strategy designed to enhance return by providing broad global diversification with less volatility than typical stock-only investments

The objective of the Global Growth and Income Fund is high long-term total return through capital appreciation and current income. This defensive equity, lower-volatility Fund is comprised of common stocks and convertible securities for U.S. and internationally domiciled companies. We believe this combination allows our investors to participate in the upside movement on the stocks while reducing some of the downside volatility. Our analysts favor companies that have sustainable growth potential, as well as strong balance sheets.

Growth of $10,000: for 10-year period ended 4/30/10

The Global Growth and Income Fund has provided strong returns in the last decade, as seen above relative to the MSCI World Index1, by adhering to the team’s investment philosophy and process. The Fund seeks to outperform the global equity market with lower volatility by providing downside protection in challenging markets and strong upside participation during rising equity markets. This defensive equity posturing has led the Fund to strong outperformance during full market cycles, as shown above.

How do we define a lower-volatility strategy?

The Global Growth and Income Fund has a beta of 0.70 over the ten-year period ended April 30, 2010, versus the MSCI World Index1. The Fund, therefore, demonstrated long-term outperformance versus the market with approximately 30% less risk.

Calamos Global Growth and Income Fund SEMIANNUAL REPORT	33

Calamos Global Growth and Income Fund

The Global Growth and Income Fund is the global version of Calamos’ lower-volatility equity strategies. Fund performance has been very strong over the life of the Fund. The Fund is willing to forego some of the market’s gains during strong upswings if it can protect better during market corrections, helping fund investors create and maintain wealth over market cycles.
 SECTOR WEIGHTINGS

Information Technology	26.0%
Health Care	13.7
Energy	11.6
Consumer Staples	10.0
Materials	9.6
Industrials	6.2
Consumer Discretionary	5.6
Financials	5.3
Sector weightings exclude any sovereign bonds or options on broad market indexes the portfolio may hold.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Funds also offer Class B and C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

How did the Fund perform over the reporting period?

The Global Growth and Income Fund gained 7.20% for the six months ended April 30, 2010, trailing the broad global equity market’s 9.67% gain as measured by the MSCI World® Index1.

What affected the Fund’s performance over the reporting period?

During January and February when the global market declined while being subjected to some profit taking after posting strong results in 2009, the Fund generally outperformed and provided sufficient downside protection. In turn, when the global market rallied and performed exceedingly well, the Fund generally participated in most, but not all, of the upside—which largely summarizes the lower-volatility, total return pattern that we hoped to deliver—seeking to outperform with a “smoother” ride. Relative to the MSCI World® Index1, the Fund’s underweight allocation and relative selection within the industrial and consumer discretionary sectors hampered returns. These two sectors posted the strongest performance during the period within the index and some lower quality companies, which we did not own, posted surprisingly strong returns in light of economic conditions. The Fund was helped during the period by our financials underweight and relative outperformance, as it was one of the worst performing sectors within the index. An overweight stance to technology, which was one of the best performing sectors within the index, and underweight positions to utilities and telecommunication services also added value.

Some hedging strategies put in place during the period were a relative drag on performance since the market followed a mostly upward pattern beginning in February and volatility generally declined. However, we believe that there is a current uneasiness among investors and that volatility may be trending up as systemic risks are still high and we have kept the hedging strategies in place.

34	SEMIANNUAL REPORT Calamos Global Growth and Income Fund

Calamos Global Growth and Income Fund

What changes have you made during the reporting period?

We have largely maintained our current allocations, with many reservations regarding the future of the global economic recovery. With that said, we reduced some of our more cyclically sensitive investments which enjoyed strong rallies through 2009, especially within the energy sector. Our positive long-term growth outlook for energy remains in place. We added to our consumer staples allocation, which can sometimes lower the volatility within the Fund, as well as provide stability as these companies tend to have more sustainable growth prospects that are less dependent on robust economic growth. In addition, our allocation to health care also increased, as health care generally has fairly consistent demand, and security pricing looks more attractive today than in the recent past.

There were no major changes to the geographic weightings within the Fund. We remain underweight the U.S. versus the MSCI World® Index1 and have trimmed our allocation to emerging markets during the period—mostly due to bottom up valuation decisions. We remain committed to those firms (developed and developing) who cater to the needs of the expanding emerging economies, especially as the middle class continues to develop and spend in these regions.

Calamos Global Growth and Income Fund SEMIANNUAL REPORT	35

Calamos Global Growth and Income Fund

 AVERAGE ANNUAL TOTAL RETURN†

				10 YEARS OR
	6 MONTHS	1 YEAR	5 YEARS	∧SINCE INCEPTION

Class A Shares – Inception 9/9/96
Without Sales Charge	7.20%	26.76%	7.90%	4.62%
With Sales Charge	2.09	20.71	6.86	4.11

Class B Shares – Inception 9/11/00
Without Sales Charge	6.75	25.82	7.09	4.68	∧
With Sales Charge	1.75	20.82	6.78	4.68	∧

Class C Shares – Inception 9/24/96
Without Sales Charge	6.79	25.85	7.08	3.99
With Sales Charge	5.79	24.85	7.08	3.99

Class I Shares – Inception 9/18/97	7.27	27.00	8.17	4.90

Class R Shares – Inception 3/1/07	6.97	26.44	NA	0.35	∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Global Growth and Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.
	† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The MSCI World® Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 8/31/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

36	SEMIANNUAL REPORT Calamos Global Growth and Income Fund

Convertible

The convertible investment strategy is at the core of Calamos’ investment expertise, allowing participation in the convertible bond market, which generates the expected monthly income from bonds while creating opportunities in the equity markets, as well. Calamos Investments continues to be a market leader in the analysis and selection of convertible securities and the in the creation of mutual funds that incorporate these complex financial tools.

Investors often measure a fund’s risk by its standard deviation, which is the volatility of value, or its beta, which is an historic measure of a fund’s volatility versus the market. For example, a beta of 0.5 reflects one-half of the market’s volatility as represented by the S&P 500 Index, while a beta of 2.0 reflects twice the market’s volatility. Accordingly, the lower the beta, the lower the risk. The Fund we offer in this category seeks to maximize performance potential with low beta. We are proud to offer investments in our convertible strategy, our most-long standing product. This highly disciplined Fund has provided income, investment safety and appreciation throughout a variety of market cycles. Our convertible strategy is available through the following Fund:

Fund Name	Inception
Convertible Fund (CCVIX)	1985

Convertible SEMIANNUAL REPORT	37

Calamos Convertible Fund
Investment Team Commentary

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2010.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CCVIX	CALBX	CCVCX

I Shares	R Shares
CICVX	CCVRX

FUND CUSIP NUMBERS

A Shares	128119401
B Shares	128119773
C Shares	128119823
I Shares	128119864
R Shares	128119369

Fund Objective
Current income with a secondary objective of growth

Investment Strategy

•	Invests in convertible securities issued by both U.S. and foreign companies

•	Emphasizes diversification across market sectors and credit quality, favoring companies with higher quality balance sheets

•	Utilizes a highly disciplined strategy which seeks to enhance investment returns while managing risk

Investor Profile
This Fund may be suitable for investors who seek:

•	Current income as well as capital growth potential

•	An investment which provides the growth potential of equities along with the income and limited downside potential typical of fixed income

The objective of the Convertible Fund is current income with growth. The vast majority of this Fund is invested in convertible securities, with a minority allocation of corporate stocks. The holdings are from U.S. companies as well as foreign companies in seeking to deliver a lower-volatility participation in the equity market. Our investment team manages risk/reward by selecting convertible bonds issued by companies that have lower debt levels, better balance sheets and higher cash flows.

Growth of $10,000: for 10-year period ended 4/30/10

The Calamos Convertible Fund has provided a strong balance of upside participation and downside protection versus the equity markets as indicated by the S&P 500 Index1, as outperforming the S&P 500 Index1 with less risk. As the Fund has a bias toward higher credit quality to help reduce volatility and default risks, the Fund has had a lower allocation to CCC-rated issues relative to the Value Line Convertible Index. We believe the quality bias will help over full market cycles, but most recently the lowest quality tiers have led performance.

How do you define a lower-volatility strategy?

The Convertible Fund has a beta of 0.61 over the ten-year time period ended April 30, 2010, versus the S&P 500 Index1. The Fund, therefore, demonstrated long-term outperformance versus the market, with approximately 40% less risk.

38	SEMIANNUAL REPORT Calamos Convertible Fund

Calamos Convertible Fund

The Convertible Fund has demonstrated the advantages of utilizing an actively managed convertible strategy to participate in the equity markets. Calamos focuses on higher quality convertible securities longer-term, as lower quality convertibles may have strong gains in the short term, but also have higher default rates and more volatility, as well.
 SECTOR WEIGHTINGS

Information Technology	29.2%
Health Care	20.6
Energy	10.6
Consumer Discretionary	7.1
Industrials	7.0
Materials	6.9
Financials	6.0
Consumer Staples	3.5
Sector weightings exclude any sovereign bonds or options on broad market indexes the portfolio may hold.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Funds also offer Class B and C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

How did the Fund perform over the reporting period?

The Convertible Fund gained 7.17% for the six months ended April 30, 2010, trailing the broad equity market’s 15.66% gain as measured by the S&P 500 Index1, as well as the Value Line Convertible Index’s2 13.77% gain.

Why does the Fund list multiple benchmarks?

The Convertible Fund is an investment which provides the growth potential of equities along with the income and potential downside protection of fixed income. So, the Fund wishes to outperform the broad market, as measured by the S&P 500 Index1 with less risk over full market cycles. But, equally as important, the Value Line Convertible Index2 is used as longer-term convertible market proxy, which dates back to the inception of the Fund. We also rely upon an additional index, the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index for research and analytic purposes, because although it does not date back as far as the inception of the Fund, it provides us up-to-date and timely coverage of the convertible universe. The BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index returned 15.88% for the six-month period.

What affected the Fund’s performance over the reporting period?

The six-month time period was defined by the strong performance of the most speculative and lower quality convertible securities, as the speculative grade portion of the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index (VOA2) returned 22.16%, while the investment grade portion (VOA1) returned 7.91%. As risk focused investors, we attempt to manage risk through fundamental-based investing, thus we have positioned the Fund in higher quality names with better balance sheets, lower debt levels and higher cash flows. We view convertibles as access to the equity market with lower-volatility, but the Speculative Grade Index actually has more volatility than the S&P 500 Index1 itself.

Calamos Convertible Fund SEMIANNUAL REPORT	39

Calamos Convertible Fund

During this period, the performance difference between quality tiers was extraordinary. The lowest quality CCC-rated tier within the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index returned 40.7%, while BBB-rated securities—the lowest tier within the investment grade portion of the index—returned 9.0%. Those CCC-rated securities represent some down-and-out businesses and industries that were on the brink of collapse. As such, the Fund did not have any exposure to these most speculative grade issues and industries. While the focus on higher quality, lower-volatility issues slowed relative performance during the reporting period, long-term this has served the Fund and its investors well.

Within the BofA Merrill Lynch All U.S. Convertibles Ex Mandatory Index, the consumer discretionary (+33.18%) and industrials (+21.75%) sectors provided the best returns in the time period, but also contained many of the most speculative-rated names. The consumer discretionary sector benefited from its heavy weighting in auto manufacturers. The Fund’s underweight allocation and relative selection within the sector hampered returns. Likewise, industrials benefited greatly from a continued rebound in the performance of issues within the airlines industry. The Fund’s underweight stance and relative selection within the sector held back returns. Most if not all of the convertibles within the auto and airlines industries, which are rated by Standard & Poors, currently have a rating of CCC or lower.

Some hedging strategies put in place during the period were a relative drag on performance since the market followed a mostly upward pattern beginning in February and volatility was generally declining. But, we do feel that there is a current uneasiness among investors and that volatility may be increasing as systemic risks are still heightened and we have kept the hedging strategies in place.

What changes have you made during the reporting period?

With the many uncertainties surrounding the fate of the global economic recovery, we have largely maintained our current approach and allocation. With that said, we have reduced some of our more cyclical investments which enjoyed strong rallies through 2009, especially within both energy and materials. Our positive long-term growth outlook for both sectors remains in place, but we believe it prudent to reduce the overall allocation in those areas. Our allocation to both technology and health care increased, as we continue to see favorable long-term growth opportunities in technology going forward, and health care names appear to have priced in much of the concerns around national health care reforms.

40	SEMIANNUAL REPORT Calamos Convertible Fund

Calamos Convertible Fund

 AVERAGE ANNUAL TOTAL RETURN†

				10 YEARS OR
	6 MONTHS	1 YEAR	5 YEARS	∧SINCE INCEPTION

Class A Shares – Inception 6/21/85
Without Sales Charge	7.17%	26.26%	6.28%	5.16%
With Sales Charge	2.09	20.25	5.25	4.65

Class B Shares – Inception 9/11/00
Without Sales Charge	6.79	25.31	5.49	5.23	∧
With Sales Charge	1.79	20.31	5.16	5.23	∧

Class C Shares – Inception 7/5/96
Without Sales Charge	6.77	25.31	5.49	4.45
With Sales Charge	5.77	24.31	5.49	4.45

Class I Shares – Inception 6/25/97	7.33	26.57	6.55	5.40

Class R Shares – Inception 3/1/07	7.05	25.97	NA	3.63	∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Convertible Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.
	† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1 The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2 The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Calamos Convertible Fund SEMIANNUAL REPORT	41

Fixed-Income

Calamos offers two fixed-income Funds, which provide our investors with monthly income streams and less volatility than equities. These products generate monthly income streams from investments in bonds that include corporate and government issues. The Funds have different objectives to meet the needs of investors’ preferences for risk and reward. Calamos Investments manages the following fixed-income Funds:

Fund Name	Inception
High Yield Fund (CHYDX)	1999
Total Return Bond Fund (CTRAX)	2007

42	SEMIANNUAL REPORT Fixed-Income

Calamos Total Return Bond Fund
Investment Team Commentary

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2010.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CTRAX	CTXBX	CTRCX

I Shares	R Shares
CTRIX	CTRRX

FUND CUSIP NUMBERS

A Shares	128119310
B Shares	128119294
C Shares	128119286
I Shares	128119278
R Shares	128119260

Fund Objective
Total return, consistent with preservation of capital and prudent investment management

Investment Strategy

•	Invests across the broad sectors of the U.S. investment-grade bond market, including Treasurys and agencies, mortgage-backed securities, corporate debt, and asset-backed securities

•	Opportunistic sector allocations provide greater flexibility in managing risk and reward

•	Complementary allocations may include high-yield securities, international bonds and currencies, among others

•	Credit and interest-rate exposure may be further tailored via derivative-based strategies

Investor Profile
This Fund may be suitable for investors who seek:

•	Broad exposure to the major sectors of the U.S. bond market

•	A conservative total return approach, with an emphasis on yield and capital preservation

•	Income generation

•	Portfolio diversification when combined with other asset classes

Total Return Bond Fund was developed to provide a broad-based opportunity in the fixed-income markets. The objective of the Fund is to seek total return, consistent with preservation of capital. The majority of the holdings in this Fund are U.S. Treasuries, mortgage-backed securities and investment grade commercial bonds. This combination provides investors with diversity and a broad range of opportunities for income. Our investment team does have the flexibility with this Fund to also include bonds from international governments and corporations, as well as high yield bonds, when they meet our guidelines and suit the needs of our investors.

Growth of $10,000: since inception (6/27/07) through 4/30/10

The Calamos Total Return Bond Fund provides investors with a conservative portfolio of fixed-income securities, with a primary focus on total return, yield and preservation of capital. The Fund utilizes our fully-integrated investment team and invests across the broad sectors of the U.S. investment-grade bond market. The Fund’s long-term performance can be characterized by trailing the index when lower quality corporate bonds and mortgage-backed securities led the market, yet gaining on the market during their correction, as seen above.

How did the Fund perform over the reporting period?

The Total Return Bond Fund gained 2.42% for the six months ended April 30, 2010, performing in line with the broad intermediate term fixed-income market’s 2.54% gain as measured by the Barclays Capital US Aggregate Index.

Calamos Total Return Bond Fund SEMIANNUAL REPORT	43

Calamos Total Return Bond Fund

What affected the Fund’s performance over the reporting period?

The Fund’s overweight positioning to corporate bonds and lower credit quality added value during the period. The Fund also held an overweight allocation in sovereign bonds and currency and an underweight to treasuries and mortgage-backed securities which were all additive to returns. The Fund’s lower exposure to the financials sector given our concerns regarding the regulatory environment in the sector detracted from returns, as this was a strong performer during the six months. In addition, our lower duration bias was negative in light of lower interest rates and government balance sheets, especially in the second half of the time period.
 ASSET ALLOCATION

Corporate Bonds	45.6%
U.S. Government and Agency Securities	22.1
Sovereign Bonds	17.9
Residential Mortgage Backed Securities	10.4
Commercial Mortgage Backed Securities	1.5
Asset Backed Securities	0.5
Cash and Receivables/Payables	2.0

What changes have you made during the reporting period?

During the reporting period, we lowered the Fund’s duration both in corporate bonds and Treasuries. High levels of government debt, monetary stimulus and the slow removal of quantitative easing lead us to shorten the duration of the Fund in anticipation of higher interest rates. We also lowered our exposure to mortgage-backed securities, asset-backed securities, as well as commercial mortgage-backed securities. Other moves included increasing our sovereign and currency exposure and slightly increasing our credit exposure, while keeping the credit quality the same.

44	SEMIANNUAL REPORT Calamos Total Return Bond Fund

Calamos Total Return Bond Fund

 AVERAGE ANNUAL TOTAL RETURN†

	6 MONTHS	1 YEAR	SINCE INCEPTION

Class A Shares – Inception 6/27/07
Without Sales Charge	2.42%	8.80%	7.96%
With Sales Charge	-1.41	4.74	6.51

Class B Shares – Inception 6/27/07
Without Sales Charge	2.05	8.00	7.16
With Sales Charge	-1.40	4.50	6.54

Class C Shares – Inception 6/27/07
Without Sales Charge	2.05	8.00	7.16
With Sales Charge	1.06	7.00	7.16

Class I Shares – Inception 6/27/07	2.46	9.08	8.22

Class R Shares – Inception 6/27/07	2.30	8.53	7.69

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 3.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Calamos Total Return Bond Fund SEMIANNUAL REPORT	45

Calamos High Yield Fund
Investment Team Commentary

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2010.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CHYDX	CAHBX	CCHYX

I Shares	R Shares
CIHYX	CHYRX

FUND CUSIP NUMBERS

A Shares	128119815
B Shares	128119724
C Shares	128119799
I Shares	128119781
R Shares	128119377

Fund Objective
Highest level of current income obtainable with reasonable risk, with a secondary objective of capital gain where consistent with the Fund’s primary objective

Investment Strategy

•	Strategically combines higher-yielding fixed-income and convertible securities to construct a diversified portfolio with greater equity sensitivity than a traditional fixed income allocation, enhancing the prospects for total return while maintaining a sizable income component

•	Avoids truly distressed issues by focusing on companies that offer sustainable income and/or the potential for capital appreciation through credit upgrades, merger and acquisition activity and special situations

•	Strives to balance risk and reward throughout market cycles

Investor Profile
This Fund may be suitable for investors who seek:

•	The highest yield potential available from fixed-income securities

•	Capital gain from the appreciation in value of high yield securities

The High Yield Fund seeks to generate the highest level of income obtainable with reasonable risk. To better meet the needs of shareholders, during the reporting period the High Yield Fund revised its distribution schedule from quarterly to monthly distributions.

Growth of $10,000: for 10-year period ended 4/30/10

The High Yield Fund has performed broadly in line with the Credit Suisse High Yield Index1 over the past ten years, as seen above, but has trailed most recently as the lowest quality tier of the corporate bond universe has led its market.

The High Yield Fund has provided solid performance and access to the lower quality spectrum of the corporate bond market, without taking on the additional risks of overweighting the lowest tier of credit quality. While bottom tier may have spikes in performance, it also holds the greatest probability of defaults and carries significant risks, in the opinion of our management team.

46	SEMIANNUAL REPORT Calamos High Yield Fund

Calamos High Yield Fund

 SECTOR WEIGHTINGS

Energy	19.9%
Industrials	14.1
Materials	13.0
Consumer Discretionary	11.8
Information Technology	9.2
Financials	8.8
Health Care	5.7
Consumer Staples	5.7
Telecommunication Services	3.8
Utilities	2.2
Sector weightings exclude any sovereign bonds or options on broad market indexes the portfolio may hold.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Funds also offer Class B and C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

How did the Fund perform over the reporting period?

The High Yield Fund gained 7.11% for the six months ended April 30, 2010, trailing the broad high yield market’s 9.67% gain as measured by the Credit Suisse High Yield Index1, but delivering returns closer to the mid- and higher quality end of the high yield market, which is more aligned with our investment style.

What affected the Fund’s performance over the reporting period?

During the period, high yield market performance primarily came from the lowest-quality tiers within the Credit Suisse High Yield Index1, as the most speculative grade CCC-category posted a +22.74% return in the six months, while the higher rated B (+9.04%) and BB (+8.35%) tiers appreciated, but lagged. This has acted as a bit of a headwind for Fund performance, as our higher quality bias and focus on stronger balance sheets in light of less than certain economic conditions was not rewarded in the period. It’s important to note that these are the same low grade investments we successfully avoided in 2008 and the beginning of 2009, as the credit markets deteriorated.

Relative to the Credit Suisse High Yield Index1, the Fund was held back by an underweight allocation and relative selection within consumer discretionary, which was the best performing sector in the index for the period. Although positive, the Fund’s relative selection within the consumer staples and materials sectors also hampered performance. Value was added during the period from the Fund’s underweight allocation and good relative selection within the health care sector, as well as good relative selection to financials and telecommunication services.

Some hedging strategies put in place during the period were a relative drag on performance since the high yield market followed a mostly upward pattern beginning in February, resulting in a decline in volatility. But, we do feel that there is a current uneasiness among investors and that volatility may be trending up as systemic risks are still high and we have kept the hedging strategies in place.

Calamos High Yield Fund SEMIANNUAL REPORT	47

Calamos High Yield Fund

What changes have you made during the reporting period?

There were no significant positioning changes to the Fund, with the lingering doubts surrounding the fate of the global economic recovery, and we still hold conviction in our largest positions and higher quality bias. With that said, we reduced some of our more cyclically sensitive investments which enjoyed strong rallies through 2009, especially within the materials sector. Our positive long-term growth outlook for materials remains in place, especially within the metals, mining and agricultural industries. We added to our financials allocation, which now brings it up to more of a neutral stance relative to the high yield index, although in general we are taking a wait-and-see approach to most areas of the sector.
 AVERAGE ANNUAL TOTAL RETURN†

				10 YEARS OR
	6 MONTHS	1 YEAR	5 YEARS	∧SINCE INCEPTION

Class A Shares – Inception 8/2/99
Without Sales Charge	7.12%	31.64%	6.32%	7.37%
With Sales Charge	2.08	25.38	5.29	6.85

Class B Shares – Inception 12/21/00
Without Sales Charge	6.77	30.68	5.54	7.35	∧
With Sales Charge	1.77	25.68	5.23	7.35	∧

Class C Shares – Inception 12/21/00
Without Sales Charge	6.73	30.66	5.54	7.24	∧
With Sales Charge	5.73	29.66	5.54	7.24	∧

Class I Shares – Inception 3/1/02	7.28	31.99	6.59	7.73	∧

Class R Shares – Inception 3/1/07	6.98	31.49	NA	4.03	∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the High Yield Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes of the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.
	† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The Credit Suisse High Yield Index is an unmanaged index of high-yield debt securities. Index data shown is from 7/31/99, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

48	SEMIANNUAL REPORT Calamos High Yield Fund

Alternative

Investors seeking a more diversified portfolio find our alternative strategy to be a welcome compliment to more conventional investment vehicles, providing a potential income stream with greater downside protection and security of principal. Our alternative strategy is available through the following Fund:

Fund Name	Inception
Market Neutral Income Fund (CVSIX)	1990

Alternative SEMIANNUAL REPORT	49

Calamos Market Neutral Income Fund
Investment Team Commentary

The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2010.

FUND NASDAQ SYMBOLS

A Shares	B Shares	C Shares
CVSIX	CAMNX	CVSCX

I Shares	R Shares
CMNIX	CVSRX

FUND CUSIP NUMBERS

A Shares	128119203
B Shares	128119757
C Shares	128119849
I Shares	128119880
R Shares	128119351

Fund Objective
High current income consistent with stability of principal

Investment Strategy

•	Dynamically combines complementary income-producing strategies such as convertible arbitrage and covered call writing, varying the emphasis of each based on market conditions

•	The convertible arbitrage strategy invests in convertible securities and sells short underlying stocks to generate income and hedge against equity market risk

•	Through covered call writing, income is generated by writing (selling) options on the portfolio’s equities and market indexes

Investor Profile
This Fund may be suitable for investors who seek:

•	The potential for an attractive income stream with relative stability of principal

•	A strategy designed to provide added diversification and reduced volatility

The objective of the Market Neutral Income Fund is high current income consistent with stability of principal. This Fund has a history of equity-like returns with less volatility, using two complex investment strategies: convertible arbitrage and covered call writing. Convertible arbitrage involves the purchase of convertible securities and the short selling of common stock. Covered call writing uses the purchase of a “basket” of stocks optimized against the S&P 500 Index, and the purchase of index calls written against the basket. The Fund buys index put options, as well, to protect against downside risk.

Growth of $10,000: for 10-year period ended 4/30/10

The Calamos Market Neutral Income Fund has provided a steady return over the past ten years with a lower correlation compared to traditional fixed income investments as represented by the Citigroup 30 Day Treasury Bill Index and a traditional government and corporate bond portfolio as represented by the Barclays Capital Government/Credit Index, as seen above. Additionally, the Fund accessed some of the equity market’s performance through its strategies, and has outperformed the S&P 500 Index with significantly less volatility.

50	SEMIANNUAL REPORT Calamos Market Neutral Income Fund

Calamos Market Neutral Income Fund

 STRATEGY ALLOCATION

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Funds also offer Class B and C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

The Market Neutral Income Fund has been able to provide Fund shareholders with solid long-term performance in a lower-volatility mutual fund, as shows above. The Fund has outperformed the equity market through the use of convertible arbitrage and covered call writing, and longer-term has outperformed the high grade, lower-volatility bond market which has benefited from a long-term bull market as interest rates have been in a steady, prolonged decline for the past ten years.

How did the Fund perform overall during the reporting period?

The Market Neutral Income Fund was up 3.91%. The Barclays Capital U.S. Government/Credit Bond Index1 was up 2.33% and the S&P 500 Index was up 15.66%. The Fund was able to generate a positive return with much less volatility than the equity market.

How did the convertible arbitrage portion of the fund perform?

The convertible arbitrage portion of the portfolio (40.0% of the portfolio’s allocation as of April 30, 2010) produced positive returns of approximately 3.4% during the reporting period. Convertible arbitrage benefited from improved convertible valuations and declining credit spreads. The convertible arbitrage portion purchases convertible securities with corresponding short positions in the underlying equity securities to hedge a portion of the equity market movement.

How did the covered call writing portion of the fund perform?

The covered call writing portion (60.0% of the portfolio’s allocation as of April 30, 2010) also performed positively for the six months ended April 30, 2010, generating returns of approximately 4.6%. Despite declining volatility and lower premiums over the past six months, covered call writing benefited from a rise in the value of equities during the period (with 15.66% rise in the S&P 500 Index). The covered call strategy seeks to generate income by selling calls against long equity positons.

What changes were made during the period?

At the beginning of the period, the allocation stood at 65% covered call writing and 35% convertible arbitrage. At the end of April, the weighting was 60.0% covered call writing and 40.0% convertible arbitrage, reflecting an increase to the convertible arbitrage portion as volatility declined during the period. Volatility, as measured by the VIX Index began the period at 30.69 and finished the period at 22.05.

Calamos Market Neutral Income Fund SEMIANNUAL REPORT	51

Calamos Market Neutral Income Fund

 AVERAGE ANNUAL TOTAL RETURN†

				10 YEARS OR
	6 MONTHS	1 YEAR	5 YEARS	∧SINCE INCEPTION

Class A Shares – Inception 9/4/90
Without Sales Charge	3.92%	13.95%	3.64%	4.65%
With Sales Charge	-1.05	8.55	2.63	4.14

Class B Shares – Inception 9/11/00
Without Sales Charge	3.57	13.11	2.87	3.93	∧
With Sales Charge	-1.43	8.11	2.52	3.93	∧

Class C Shares – Inception 2/16/00
Without Sales Charge	3.56	13.08	2.87	4.03
With Sales Charge	2.56	12.08	2.87	4.03

Class I Shares – Inception 5/10/00	3.98	14.15	3.90	4.91	∧

Class R Shares – Inception 3/1/07	3.84	13.63	NA	1.37	∧

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Performance of the Market Neutral Income Fund includes the effects of an overpayment of dividends and/or capital gains distributions to shareholders of certain share classes for the Fund (and a corresponding capital contribution by Calamos Asset Management, Inc., the predecessor to Calamos Advisors LLC), which increased certain return figures.
	† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:
The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

[1] The Barclays Capital U.S. Government/Credit Bond Index is comprised of long-term government and investment grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

[2] The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Annualized Return Since Inception is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

52	SEMIANNUAL REPORT Calamos Market Neutral Income Fund

Expense Overview

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from November 1, 2009 to April 30, 2010, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from November 1, 2009 to April 30, 2010, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Overview SEMIANNUAL REPORT	53

Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, November 1, 2009 and held through April 30, 2010.
	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
	SHARES	SHARES	SHARES	SHARES	SHARES
CALAMOS GROWTH FUND

Actual Expenses per $1,000*	$6.89	$10.87	$10.87	$5.56	$8.22
Actual - Ending Balance	$1,154.40	$1,150.00	$1,150.00	$1,155.80	$1,153.10

Hypothetical Expenses per $1,000*	$6.46	$10.19	$10.19	$5.21	$7.70
Hypothetical - Ending Value	$1,018.40	$1,014.68	$1,014.68	$1,019.64	$1,017.16

Annualized expense ratio	1.29%	2.04%	2.04%	1.04%	1.54%
CALAMOS VALUE FUND

Actual Expenses per $1,000*	$8.20	$11.99	$12.04	$6.91	$9.48
Actual - Ending Balance	$1,079.40	$1,075.20	$1,075.20	$1,080.60	$1,077.30

Hypothetical Expenses per $1,000*	$7.95	$11.63	$11.68	$6.71	$9.20
Hypothetical - Ending Value	$1,016.91	$1,013.24	$1,013.19	$1,018.15	$1,015.67

Annualized expense ratio	1.59%	2.33%	2.34%	1.34%	1.84%
CALAMOS BLUE CHIP FUND

Actual Expenses per $1,000*	$8.02	$11.87	$11.87	$6.73	$9.35
Actual - Ending Balance	$1,085.70	$1,081.90	$1,081.80	$1,087.40	$1,084.00

Hypothetical Expenses per $1,000*	$7.75	$11.48	$11.48	$6.51	$9.05
Hypothetical - Ending Value	$1,017.11	$1,013.39	$1,013.39	$1,018.35	$1,015.82

Annualized expense ratio	1.55%	2.30%	2.30%	1.30%	1.81%
CALAMOS MULTI-FUND BLEND

Actual Expenses per $1,000*	$2.61	$6.51	$6.50	$1.30	$3.91
Actual - Ending Balance	$1,102.90	$1,099.30	$1,098.20	$1,103.90	$1,101.10

Hypothetical Expenses per $1,000*	$2.51	$6.26	$6.26	$1.25	$3.76
Hypothetical - Ending Value	$1,022.32	$1,018.60	$1,018.60	$1,023.55	$1,021.08

Annualized expense ratio(1)	0.50%	1.25%	1.25%	0.25%	0.75%
CALAMOS INTERNATIONAL GROWTH FUND

Actual Expenses per $1,000*	$8.71	$12.62	$12.62	$7.40	$10.01
Actual - Ending Balance	$1,116.30	$1,112.00	$1,112.20	$1,117.10	$1,114.50

Hypothetical Expenses per $1,000*	$8.30	$12.03	$12.03	$7.05	$9.54
Hypothetical - Ending Value	$1,016.56	$1,012.84	$1,012.84	$1,017.80	$1,015.32

Annualized expense ratio	1.66%	2.41%	2.41%	1.41%	1.91%
CALAMOS EVOLVING WORLD GROWTH FUND

Actual Expenses per $1,000*	$8.88	$12.72	$12.77	$7.58	$10.13
Actual - Ending Balance	$1,106.50	$1,102.60	$1,102.50	$1,108.40	$1,105.40

Hypothetical Expenses per $1,000*	$8.50	$12.18	$12.23	$7.25	$9.69
Hypothetical - Ending Value	$1,016.36	$1,012.69	$1,012.65	$1,017.60	$1,015.17

Annualized expense ratio	1.70%	2.44%	2.45%	1.45%	1.94%
CALAMOS GLOBAL EQUITY FUND

Actual Expenses per $1,000*	$10.09	$14.04	$14.05	$8.77	$11.41
Actual - Ending Balance	$1,142.50	$1,137.50	$1,137.80	$1,143.50	$1,141.10

Hypothetical Expenses per $1,000*	$9.49	$13.22	$13.22	$8.25	$10.74
Hypothetical - Ending Value	$1,015.37	$1,011.65	$1,011.65	$1,016.61	$1,014.13

Annualized expense ratio	1.90%	2.65%	2.65%	1.65%	2.15%
CALAMOS GROWTH AND INCOME FUND

Actual Expenses per $1,000*	$5.61	$9.46	$9.46	$4.33	$6.95
Actual - Ending Balance	$1,076.60	$1,072.80	$1,073.00	$1,078.10	$1,075.70

Hypothetical Expenses per $1,000*	$5.46	$9.20	$9.20	$4.21	$6.76
Hypothetical - Ending Value	$1,019.39	$1,015.67	$1,015.67	$1,020.63	$1,018.10

Annualized expense ratio	1.09%	1.84%	1.84%	0.84%	1.35%
* Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.
(1) Annualized Expense Ratios for Multi-Fund Blend are adjusted to reflect fee waiver.
(2) Includes 0.02% related to dividend expense on short positions.

54	SEMIANNUAL REPORT Expense Overview

Expense Overview

The actual and hypothetical examples assume a $1,000 investment at the beginning of the period, November 1, 2009 and held through April 30, 2010. (continued)
	CLASS A	CLASS B	CLASS C	CLASS I	CLASS R
	SHARES	SHARES	SHARES	SHARES	SHARES
CALAMOS GLOBAL GROWTH AND INCOME FUND

Actual Expenses per $1,000*	$7.09	$10.92	$10.92	$5.81	$8.36
Actual - Ending Balance	$1,072.00	$1,067.50	$1,067.90	$1,072.70	$1,069.70

Hypothetical Expenses per $1,000*	$6.90	$10.64	$10.64	$5.66	$8.15
Hypothetical - Ending Value	$1,017.95	$1,014.23	$1,014.23	$1,019.19	$1,016.71

Annualized expense ratio	1.38%	2.13%	2.13%	1.13%	1.63%
CALAMOS CONVERTIBLE FUND

Actual Expenses per $1,000*	$5.50	$9.38	$9.33	$4.22	$6.78
Actual - Ending Balance	$1,071.70	$1,067.90	$1,067.70	$1,073.30	$1,070.50

Hypothetical Expenses per $1,000*	$5.36	$9.15	$9.10	$4.11	$6.61
Hypothetical - Ending Value	$1,019.49	$1,015.72	$1,015.77	$1,020.73	$1,018.25

Annualized expense ratio	1.07%	1.83%	1.82%	0.82%	1.32%
CALAMOS TOTAL RETURN BOND FUND

Actual Expenses per $1,000*	$4.52	$8.27	$8.27	$3.26	$5.77
Actual - Ending Balance	$1,024.20	$1,020.50	$1,020.50	$1,024.60	$1,023.00

Hypothetical Expenses per $1,000*	$4.51	$8.25	$8.25	$3.26	$5.76
Hypothetical - Ending Value	$1,020.33	$1,016.61	$1,016.61	$1,021.57	$1,019.09

Annualized expense ratio(1)	0.90%	1.65%	1.65%	0.65%	1.15%
CALAMOS HIGH YIELD FUND

Actual Expenses per $1,000*	$6.27	$10.10	$10.10	$4.99	$7.54
Actual - Ending Balance	$1,071.20	$1,067.70	$1,067.30	$1,072.80	$1,069.80

Hypothetical Expenses per $1,000*	$6.11	$9.84	$9.84	$4.86	$7.35
Hypothetical - Ending Value	$1,018.74	$1,015.03	$1,015.03	$1,019.98	$1,017.50

Annualized expense ratio	1.22%	1.97%	1.97%	0.97%	1.47%
CALAMOS MARKET NEUTRAL INCOME FUND

Actual Expenses per $1,000*	$5.71	$9.49	$9.49	$4.45	$6.97
Actual - Ending Balance	$1,039.20	$1,035.70	$1,035.60	$1,039.80	$1,038.40

Hypothetical Expenses per $1,000*	$5.66	$9.39	$9.39	$4.41	$6.90
Hypothetical - Ending Value	$1,019.19	$1,015.47	$1,015.47	$1,020.43	$1,017.95

Annualized expense ratio(2)	1.13%	1.88%	1.88%	0.88%	1.38%

* Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.
(1) Annualized Expense Ratios for Total Return Bond Fund are adjusted to reflect fee waiver.
(2) Includes 0.02% related to dividend expense on short positions.

Expense Overview SEMIANNUAL REPORT	55

Growth Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
SHARES			VALUE

COMMON STOCKS (94.9%)
		Consumer Discretionary (16.1%)
1,075,000		Abercrombie & Fitch Company - Class A	$47,009,750
2,164,500		Amazon.com, Inc.#	296,666,370
1,250,000		American Eagle Outfitters, Inc.	21,012,500
500,000		American Public Education, Inc.#	21,175,000
1,400,000		Carmax, Inc.#	34,398,000
1,600,000		Chico’s FAS, Inc.	23,824,000
4,100,000		Coach, Inc.	171,175,000
1,800,000		Expedia, Inc.	42,498,000
3,650,000		GameStop Corp.#	88,731,500
1,200,000		Harman International Industries, Inc.#	47,376,000
700,000		Home Inns & Hotels Management, Inc.#	24,395,000
750,000		Life Time Fitness, Inc.#	27,570,000
1,000,000		Lincoln Educational Services Corp.#	24,960,000
1,050,000		LKQ Corp.#	22,113,000
681,766		Lululemon Athletica, Inc.#	25,648,037
800,000		New Oriental Education & Technology Group, Inc.#	74,856,000
950,000		NutriSystem, Inc.	18,363,500
900,000		Priceline.com, Inc.#	235,845,000
3,325,000		Starbucks Corp.#	86,383,500
770,000		Under Armour, Inc.#	25,987,500
550,000		WMS Industries, Inc.#	27,511,000

			1,387,498,657

		Consumer Staples (2.0%)
2,200,000		Avon Products, Inc.	71,126,000
525,000		Green Mountain Coffee Roasters, Inc.#	38,146,500
600,000		Hansen Natural Corp.#	26,448,000
850,000		Whole Foods Market, Inc.#	33,167,000

			168,887,500

		Energy (10.8%)
1,500,000	GBP	AMEC, PLC	19,062,219
1,600,000		Apache Corp.	162,816,000
750,000		Atwood Oceanics, Inc.#	27,307,500
1,012,748		Cameron International Corp.#	39,963,036
500,000		Comstock Resources, Inc.#	16,030,000
2,940,000		Devon Energy Corp.	197,950,200
1,250,000	GBP	Enquest, PLC#	1,887,700
627,900		ENSCO, PLC	29,624,322
2,625,000		Halliburton Company	80,456,250
4,450,000		National Oilwell Varco, Inc.	195,933,500
1,600,000		Occidental Petroleum Corp.	141,856,000
1,250,000	GBP	Petrofac, Ltd.	21,618,915

			934,505,642

		Financials (6.3%)
1,175,000		AllianceBernstein Holding, LP	36,883,250
1,250,000		Apollo Investment Corp.	15,200,000
375,000		CME Group, Inc.	123,153,750
2,400,000		E-House China Holdings, Ltd.	40,344,000
625,000		Franklin Resources, Inc.	72,275,000
560,000		IntercontinentalExchange, Inc.#	65,312,800
850,000		Investment Technology Group, Inc.#	14,764,500
3,750,000		Janus Capital Group, Inc.	52,800,000
1,400,000		Legg Mason, Inc.	44,366,000
1,500,000		optionsXpress Holdings, Inc.#	26,625,000
925,000		T. Rowe Price Group, Inc.	53,196,750

			544,921,050

		Health Care (9.0%)
339,955		Alexion Pharmaceuticals, Inc.#	18,656,730
167,903		Align Technology, Inc.#	2,850,993
800,000		Bruker Corp.#	12,232,000
1,000,000		Emergency Medical Services Corp.#	52,880,000
700,000		Emergent Biosolutions, Inc.#	11,396,000
1,600,000		ev3, Inc.#	30,608,000
800,000		Gen-Probe, Inc.#	37,912,000
550,000		HMS Holdings Corp.#	29,425,000
576,804		Hospira, Inc.#	31,026,287
1,962,000		Human Genome Sciences, Inc.#	54,327,780
550,000		Illumina, Inc.#	23,028,500
648,243		Immucor, Inc.#	13,878,883
350,000		Intuitive Surgical, Inc.#	126,196,000
925,000		Medtronic, Inc.	40,413,250
1,081,396		Mindray Medical International, Ltd.	41,309,327
575,000		Novo Nordisk, A/S	47,207,500
494,435		NuVasive, Inc.#	20,568,496
150,000		SXC Health Solutions Corp.#	10,455,000
800,000		Thoratec Corp.#	35,672,000
1,000,000		Varian Medical Systems, Inc.#	56,380,000
1,600,000		Warner Chilcott, PLC#	45,376,000
475,000		Waters Corp.#	34,195,250

			775,994,996

		Industrials (9.2%)
8,400,000	CHF	ABB, Ltd.#	161,124,637
607,819		Acuity Brands, Inc.	27,479,497
450,000		Cummins, Inc.	32,503,500
1,100,000		Eaton Corp.	84,876,000
400,000		First Solar, Inc.#	57,420,000
1,297,300		Fluor Corp.	68,549,332
400,000		FTI Consulting, Inc.#	16,452,000
2,000,000		GrafTech International, Ltd.#	33,720,000
876,000		McDermott International, Inc.#	24,011,160

56	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Growth Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
SHARES			VALUE

1,200,000		Orbital Sciences Corp.#	$22,056,000
1,575,000		Parker-Hannifin Corp.	108,958,500
500,000		Trina Solar, Ltd.#	12,935,000
1,175,000		United Technologies Corp.	88,066,250
300,000		Valmont Industries, Inc.	24,987,000
275,000	DKK	Vestas Wind Systems, A/S#	16,779,836
1,300,000		Yingli Green Energy Holding Company, Ltd.#	16,419,000

			796,337,712

		Information Technology (36.6%)
2,000,000		Accenture, PLC	87,280,000
850,000		Akamai Technologies, Inc.#	33,005,500
1,336,000		Amphenol Corp. - Class A	61,736,560
1,175,000		Ansys, Inc.#	52,875,000
1,625,000		Apple, Inc.#~	424,320,000
1,179,888		ArcSight, Inc.#	26,818,854
225,000		Baidu.com, Inc.#	155,092,500
750,000		Blue Coat Systems, Inc.#	24,397,500
300,000	HKD	BYD Company, Ltd.	2,663,702
3,600,000		Cadence Design Systems, Inc.#	26,856,000
6,050,000		Cisco Systems, Inc.#	162,866,000
1,825,000		Cognizant Technology Solutions Corp.#	93,403,500
400,000		Cree, Inc.#	29,284,000
3,785,000		eBay, Inc.#	90,120,850
2,250,000		EMC Corp.#	42,772,500
800,000		F5 Networks, Inc.#	54,744,000
658,000		Google, Inc.#	345,739,520
1,400,000		Infosys Technologies, Ltd.	83,832,000
300,000		Itron, Inc.#	23,883,000
2,000,000		Jabil Circuit, Inc.	30,640,000
1,150,000		Juniper Networks, Inc.#	32,671,500
650,000	KRW	LG Display Company, Ltd.	27,643,506
1,250,000		Linear Technology Corp.	37,575,000
1,290,945		Longtop Financial Technologies, Ltd.#	44,421,418
3,300,000		Marvell Technology Group, Ltd.#	68,145,000
270,000		MasterCard, Inc.	66,970,800
2,700,000	TWD	MediaTek, Inc.	45,716,512
2,200,000		Mentor Graphics Corp.#	19,778,000
550,000		MercadoLibre, Inc.#	27,731,000
2,800,000		Motorola, Inc.#	19,796,000
1,150,000		Net 1 UEPS Technologies, Inc.#	18,860,000
2,500,000		NetApp, Inc.#	86,675,000
519,101		NETGEAR, Inc.#	14,046,873
4,700,000		Nuance Communications, Inc.#	85,869,000
1,600,000		NVIDIA Corp.#	25,152,000
4,000,000		Oracle Corp.	103,360,000
1,668,380		Parametric Technologies Corp.#	31,015,184
56,302		Pegasystems, Inc.	1,783,084
700,000		Perfect World Company, Ltd.#	23,429,000
850,000		Plantronics, Inc.	28,220,000
750,000		Plexus Corp.#	27,787,500
850,000		Polycom, Inc.#	27,667,500
1,000,000		QUALCOMM, Inc.	38,740,000
1,750,000		Rackspace Hosting, Inc.#	31,412,500
775,000		Riverbed Technology, Inc.#	24,017,250
800,000		Rofin-Sinar Technologies, Inc.#	21,248,000
1,500,000		Seagate Technology#	27,555,000
875,000		Shanda Games, Ltd.#	6,125,000
707,578		Silicon Laboratories, Inc.#	34,211,396
950,000		SINA Corp.#	34,865,000
700,000		Solera Holdings, Inc.	27,209,000
950,000		Sourcefire, Inc.#	21,251,500
975,000		Taleo Corp.#	25,330,500
975,000		Trimble Navigation, Ltd.#	31,892,250
2,000,000		Varian Semiconductor Equipment Associates, Inc.#	65,880,000
1,271,812		VeriFone Holdings, Inc.#	24,202,582
425,000		VMware, Inc.#	26,197,000

			3,156,781,841

		Materials (4.4%)
350,000		Agrium, Inc.	21,843,500
1,575,000	GBP	Anglo American, PLC#	66,899,286
2,300,000		Barrick Gold Corp.	100,165,000
1,600,000		Calgon Carbon Corp.#	24,800,000
636,785		Cliffs Natural Resources, Inc.	39,818,166
1,400,000	CAD	HudBay Minerals, Inc.#	17,806,655
600,000		Mosaic Company	30,684,000
500,000		Nucor Corp.	22,660,000
3,100,000		Sterlite Industries, Ltd.	56,234,000

			380,910,607

		Telecommunication Services (0.5%)
650,000		Neutral Tandem, Inc.#	11,017,500
850,000		NII Holdings, Inc.#	36,057,000

			47,074,500

		TOTAL COMMON STOCKS (Cost $6,667,927,684)	8,192,912,505

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (2.2%)#
		Other (2.1%)
		PowerShares QQQ
437,000		Put, 12/31/10, Strike $44.00	83,685,500
155,000		Put, 09/18/10, Strike $45.00	19,995,000

Schedule of Investments SEMIANNUAL REPORT	57

See accompanying Notes to Schedule of Investments

Growth Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
CONTRACTS		VALUE

	S & P 500 Index
11,960	Put, 12/18/10, Strike $1,075.00	$57,348,200
4,200	Put, 09/18/10, Strike $1,100.00	14,847,000

		175,875,700

	Information Technology (0.1%)
	Baidu.com, Inc.
1,100	Put, 09/18/10, Strike $650.00	5,725,500
1,100	Put, 09/18/10, Strike $600.00	3,668,500

		9,394,000

	TOTAL PURCHASED OPTIONS (Cost $228,778,152)	185,269,700

NUMBER OF
SHARES		VALUE

SHORT TERM INVESTMENT (2.1%)
179,969,123	Fidelity Prime Money Market Fund - Institutional Class (Cost $179,969,123)	179,969,123

TOTAL INVESTMENTS (99.2%) (Cost $7,076,674,959)		8,558,151,328

OTHER ASSETS, LESS LIABILITIES (0.8%)		73,282,856

NET ASSETS (100.0%)		$8,631,434,184

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions ) for written options. The aggregate value of such securities aggregate a total value of $28,723,200.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
GBP	British Pound Sterling
HKD	Hong Kong Dollar
KRW	South Korean Won
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

58	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Value Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
SHARES			VALUE

COMMON STOCKS (97.0%)
		Consumer Discretionary (7.8%)
40,000		Carnival Corp.	$1,668,000
15,000		Nike, Inc. - Class B	1,138,650
63,000		Walt Disney Company	2,320,920

			5,127,570

		Consumer Staples (13.5%)
53,000		Coca-Cola Company	2,832,850
96,000	GBP	Diageo, PLC	1,637,292
42,000	CHF	Nestlé, SA	2,055,098
11,000		PepsiCo, Inc.	717,420
47,000		Walgreen Company	1,652,050

			8,894,710

		Energy (13.8%)
205,000	GBP	BP, PLC	1,787,989
26,000		ConocoPhillips	1,538,940
29,000		Devon Energy Corp.	1,952,570
40,000		Halliburton Company	1,226,000
20,000		Pride International, Inc.#	606,600
10,000		Schlumberger, Ltd.	714,200
17,000		Transocean, Ltd.#	1,231,650

			9,057,949

		Financials (16.6%)
6,000		Arch Capital Group, Ltd.#	453,480
57,000		Bank of America Corp.~	1,016,310
29,000		First Community Bancshares, Inc.	482,850
16,500		Franklin Resources, Inc.	1,908,060
30,000		JPMorgan Chase & Company	1,277,400
48,000		Leucadia National Corp.#	1,214,880
16,000		MB Financial, Inc.	392,000
25,000		People’s United Financial, Inc.	388,250
17,000		Prudential Financial, Inc.	1,080,520
9,000		Travelers Companies, Inc.	456,660
28,000		Umpqua Holdings Corp.	418,320
14,500		US Bancorp	388,165
43,000		Wells Fargo & Company	1,423,730

			10,900,625

		Health Care (10.0%)
18,000		Alcon, Inc.	2,805,480
15,000		Cubist Pharmaceuticals, Inc.#	336,300
27,500		Johnson & Johnson	1,768,250
15,000		Martek Biosciences Corp.#	330,450
17,500		Merck & Company, Inc.	613,200
12,000		Stryker Corp.	689,280

			6,542,960

		Industrials (12.1%)
18,000		AGCO Corp.#	630,360
30,000		Boeing Company~	2,172,900
9,000		Eaton Corp.	694,440
11,000		FedEx Corp.	990,110
115,000		General Electric Company	2,168,900
17,000		United Technologies Corp.	1,274,150

			7,930,860

		Information Technology (23.2%)
22,000		Amdocs, Ltd.#	702,680
110,000		Cisco Systems, Inc.#	2,961,200
112,000		eBay, Inc.#	2,666,720
36,000		Electronic Arts, Inc.#	697,320
185,000	SEK	LM Ericsson Telephone Company	2,134,999
70,000		Microsoft Corp.	2,137,800
60,000		Oracle Corp.	1,550,400
105,000		Tellabs, Inc.	953,400
85,000		Yahoo!, Inc.#	1,405,050

			15,209,569

		TOTAL COMMON STOCKS (Cost $58,587,297)	63,664,243

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (2.0%)#
		Other (2.0%)
		S & P 500 Index
220		Put, 12/18/10, Strike $1,075.00	1,054,900
80		Put, 09/18/10, Strike $1,100.00	282,800

		TOTAL PURCHASED OPTIONS (Cost $1,606,471)	1,337,700

NUMBER OF
SHARES			VALUE

SHORT TERM INVESTMENT (1.1%)
703,848		Fidelity Prime Money Market Fund - Institutional Class (Cost $703,848)	703,848

TOTAL INVESTMENTS (100.1%) (Cost $60,897,616)			65,705,791

LIABILITIES, LESS OTHER ASSETS (-0.1%)			(54,703)

NET ASSETS (100.0%)			$65,651,088

Schedule of Investments SEMIANNUAL REPORT	59

See accompanying Notes to Schedule of Investments

Value Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $1,259,200.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
GBP	British Pound Sterling
SEK	Swedish Krona

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

60	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Blue Chip Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
SHARES			VALUE

COMMON STOCKS (97.7%)
		Consumer Discretionary (7.1%)
23,000		Amazon.com, Inc.#	$3,152,380
8,000		Nike, Inc. - Class B	607,280
4,700		Priceline.com, Inc.#	1,231,635

			4,991,295

		Consumer Staples (11.0%)
13,000		Archer-Daniels-Midland Company	363,220
24,000		Coca-Cola Company	1,282,800
3,000		Colgate-Palmolive Company	252,300
12,000		Costco Wholesale Corp.	708,960
10,000		Diageo, PLC	681,400
4,000		Kimberly-Clark Corp.	245,040
8,000		PepsiCo, Inc.	521,760
7,000		Philip Morris International, Inc.	343,560
11,500		Procter & Gamble Company	714,840
27,000		Wal-Mart Stores, Inc.	1,448,550
31,000		Walgreen Company	1,089,650

			7,652,080

		Energy (13.2%)
18,000		Apache Corp.	1,831,680
5,000		Chevron Corp.	407,200
14,000		ConocoPhillips	828,660
30,000		Devon Energy Corp.	2,019,900
49,000		Halliburton Company	1,501,850
15,000		Occidental Petroleum Corp.	1,329,900
18,000		Schlumberger, Ltd.	1,285,560

			9,204,750

		Financials (4.4%)
13,000		Aflac, Inc.	662,480
6,500		Franklin Resources, Inc.	751,660
9,000		JPMorgan Chase & Company	383,220
30,000	GBP	Standard Chartered, PLC	800,234
8,000		T. Rowe Price Group, Inc.	460,080

			3,057,674

		Health Care (10.3%)
7,000		Abbott Laboratories	358,120
13,000		Alcon, Inc.	2,026,180
5,000		Amgen, Inc.#	286,800
5,500		Celgene Corp.#	340,725
20,000		Johnson & Johnson	1,286,000
8,000		Medtronic, Inc.	349,520
17,000		Novo Nordisk, A/S	1,395,700
13,000		Stryker Corp.	746,720
8,000		Thermo Fisher Scientific, Inc.#	442,240

			7,232,005

		Industrials (9.1%)
10,000		3M Company	886,700
74,000		ABB, Ltd.#	1,417,840
9,000		Caterpillar, Inc.	612,810
12,000		Danaher Corp.	1,011,360
13,000		Eaton Corp.	1,003,080
19,000		United Technologies Corp.	1,424,050

			6,355,840

		Information Technology (39.0%)
19,000		Accenture, PLC	829,160
13,000		Apple, Inc.#~	3,394,560
116,000		Cisco Systems, Inc.#	3,122,720
23,000		Cognizant Technology Solutions Corp.#	1,177,140
62,000		eBay, Inc.#	1,476,220
130,000		EMC Corp.#	2,471,300
5,225		Google, Inc.#~	2,745,424
34,000		Infosys Technologies, Ltd.	2,035,920
81,000		Intel Corp.	1,849,230
5,500		International Business Machines Corp.	709,500
5,500		MasterCard, Inc.	1,364,220
21,000	TWD	MediaTek, Inc.	355,573
75,000		Microsoft Corp.	2,290,500
109,000		Oracle Corp.	2,816,560
16,000		QUALCOMM, Inc.	619,840

			27,257,867

		Materials (3.6%)
21,000		Anglo American, PLC#~	442,050
14,000		Barrick Gold Corp.	609,700
11,000		Freeport-McMoRan Copper & Gold, Inc.	830,830
11,000		Newmont Mining Corp.	616,880

			2,499,460

		TOTAL COMMON STOCKS (Cost $60,224,922)	68,250,971

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (2.1%)#
		Other (2.1%)
		S & P 500 Index
240		Put, 12/18/10, Strike $1,075.00	1,150,800
85		Put, 09/18/10, Strike $1,100.00	300,475

		TOTAL PURCHASED OPTIONS (Cost $1,745,004)	1,451,275

Schedule of Investments SEMIANNUAL REPORT	61

See accompanying Notes to Schedule of Investments

Blue Chip Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
SHARES		VALUE

SHORT TERM INVESTMENT (0.0%)
47	Fidelity Prime Money Market Fund - Institutional Class (Cost $47)	$47

TOTAL INVESTMENTS (99.8%) (Cost $61,969,973)		69,702,293

OTHER ASSETS, LESS LIABILITIES (0.2%)		173,563

NET ASSETS (100.0%)		$69,875,856

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $1,722,178.

FOREIGN CURRENCY ABBREVIATIONS

GBP	British Pound Sterling
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

62	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Multi-Fund Blend

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
SHARES		VALUE

INVESTMENTS IN AFFILIATED FUNDS (100.0%)
577,269	Calamos Global Growth and Income Fund - Class I Shares (Cost $6,362,266)	$5,749,596
114,569	Calamos Growth Fund- Class I Shares (Cost $6,837,809)	5,838,424
502,667	Calamos Value Fund - Class I Shares (Cost $6,799,702)	5,805,802

	TOTAL INVESTMENTS IN AFFILIATED FUNDS (Cost $19,999,777)	17,393,822

TOTAL INVESTMENTS (100.0%) (Cost $19,999,777)		17,393,822

LIABILITIES, LESS OTHER ASSETS (0.0%)		(6,678)

NET ASSETS (100.0%)		$17,387,144

NOTES TO SCHEDULE OF INVESTMENTS
Investments in Affiliated Funds: The fund held the following investments in affiliated funds as of April 30, 2010. Purchases, sales, and dividend income are shown during the period from November 1, 2009 through April 30, 2010.

	Value		Proceeds from	Dividend
	October 31, 2009	Purchases	Sales	Income

Calamos Global Growth and Income Fund	$5,372,500	$876,632	$846,298	$25,635
Calamos Growth Fund	6,247,956	393,457	1,734,914	—
Calamos Value Fund	5,491,557	770,718	846,299	26,477

Total	$17,112,013	$2,040,807	$3,427,511	$52,112

Schedule of Investments SEMIANNUAL REPORT	63

See accompanying Notes to Financial Statements

International Growth Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
SHARES			VALUE

COMMON STOCKS (95.2%)
		Consumer Discretionary (8.2%)
28,000		New Oriental Education & Technology Group, Inc.#~	$2,619,960
25,000	EUR	Puma, AG Rudolf Dassler Sport	8,360,363
190,000	CHF	Swatch Group, AG	10,360,764

			21,341,087

		Consumer Staples (4.6%)
44,000	EUR	Beiersdorf, AG	2,493,506
35,000	EUR	Henkel, AG & Company KGaA	1,876,585
225,000	INR	Hindustan Unilever, Ltd.	1,213,595
2,730,000	MXN	Wal-Mart de Mexico, SAB de CV	6,354,793

			11,938,479

		Energy (13.3%)
92,000	NOK	Aker, ASA	2,403,386
330,000	GBP	AMEC, PLC	4,193,688
72,000	GBP	Enquest, PLC#	108,732
230,000	CAD	Nexen, Inc.	5,592,636
72,000	GBP	Petrofac, Ltd.	1,245,249
135,000	BRL	Petróleo Brasileiro, SA	2,869,697
15,000		Petróleo Brasileiro, SA	636,450
168,000	NOK	Subsea 7, Inc.#	3,285,657
130,000	CAD	Talisman Energy, Inc.	2,212,739
67,000	EUR	Technip, SA	5,357,380
28,000	EUR	Tecnicas Reunidas, SA	1,699,130
265,000	NOK	TGS Nopec Geophysical Company, ASA#	5,078,851

			34,683,595

		Financials (5.6%)
120,000	HKD	Hong Kong Exchanges and Clearing, Ltd.	1,961,002
175,000	GBP	Schroders, PLC	3,699,765
550,000	SGD	Singapore Exchange, Ltd.	3,260,795
215,000	GBP	Standard Chartered, PLC	5,735,013

			14,656,575

		Health Care (13.1%)
65,000		Alcon, Inc.	10,130,900
65,000	EUR	DiaSorin S.p.A	2,423,320
220,000	SEK	Elekta, AB - Class B	5,713,207
100,000		Mindray Medical International, Ltd.	3,820,000
117,000	DKK	Novo Nordisk, A/S - Class B	9,626,511
250,000	GBP	Smith & Nephew, PLC	2,591,897

			34,305,835

		Industrials (5.4%)
370,000	CHF	ABB, Ltd.#	7,097,157
165,000	JPY	Komatsu, Ltd.	3,325,958
25,000	EUR	Prosegur, Compania de Seguridad, SA	1,159,979
158,823	INR	Siemens India, Ltd.	2,526,708

			14,109,802

		Information Technology (37.3%)
140,000		Accenture, PLC	6,109,600
85,000	EUR	Aixtron, AG	2,685,320
3,200,000	GBP	ARM Holdings, PLC	12,342,444
443,000	GBP	Autonomy Corp., PLC#	12,152,050
220,000	GBP	Aveva Group, PLC	3,884,293
15,000		Baidu.com, Inc.#	10,339,500
135,000		Check Point Software Technologies, Ltd.#	4,808,700
1,350,000	TWD	Compal Electronics, Inc.	1,876,207
535,000	TWD	Hon Hai Precision Industry Company, Ltd.	2,511,573
120,000		Infosys Technologies, Ltd.~	7,185,600
94,000	CHF	Kudelski, SA	2,718,152
350,000	TWD	MediaTek, Inc.	5,926,214
64,000		MercadoLibre, Inc.#~	3,226,880
310,000	GBP	Playtech, Ltd.	2,357,712
44,000	EUR	Software, AG	5,058,521
220,000	INR	Tata Consultancy Services, Ltd.	3,771,424
330,000	HKD	Tencent Holdings, Ltd.	6,824,443
87,000	EUR	Wirecard, AG	975,096
6,500	JPY	Yahoo! Japan Corp.	2,488,729

			97,242,458

		Materials (6.9%)
115,000	GBP	Anglo American, PLC#	4,884,710
35,000	ZAR	AngloGold Ashanti, Ltd.	1,464,510
120,000	CAD	Goldcorp, Inc.	5,187,242
165,000		Sterlite Industries, Ltd.	2,993,100
98,000	NOK	Yara International, ASA	3,400,542

			17,930,104

		Telecommunication Services (0.8%)
75,000	BRL	Vivo Participações, SA	1,993,384

		TOTAL COMMON STOCKS (Cost $216,277,770)	248,201,319

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (3.0%)#
		Other (2.8%)
		iShares MSCI EAFE Index Fund
9,220		Put, 12/18/10, Strike $52.00	3,618,850
3,450		Put, 09/18/10, Strike $52.00	991,875

64	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

International Growth Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
CONTRACTS		VALUE

	PowerShares QQQ
10,790	Put, 12/31/10, Strike $44.00	$2,066,285
3,900	Put, 09/18/10, Strike $45.00	503,100

		7,180,110

	Information Technology (0.2%)
	Baidu.com, Inc.
75	Put, 09/18/10, Strike $650.00	390,375
75	Put, 09/18/10, Strike $600.00	250,125

		640,500

	TOTAL PURCHASED OPTIONS (Cost $8,300,242)	7,820,610

NUMBER OF
SHARES		VALUE

SHORT TERM INVESTMENT (1.7%)
4,281,701	Fidelity Prime Money Market Fund - Institutional Class (Cost $4,281,701)	4,281,701

TOTAL INVESTMENTS (99.9%) (Cost $228,859,713)		260,303,630

OTHER ASSETS, LESS LIABILITIES (0.1%)		317,360

NET ASSETS (100.0%)		$260,620,990

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $6,125,900.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Schedule of Investments SEMIANNUAL REPORT	65

See accompanying Notes to Financial Statements

International Growth Fund

CURRENCY EXPOSURE	APRIL 30, 2010 (UNAUDITED)

	Value	% of Total Investments
US Dollar	$63,973,001	24.6%
British Pound Sterling	53,195,553	20.4%
European Monetary Unit	32,089,200	12.3%
Swiss Franc	20,176,073	7.7%
Norwegian Krone	14,168,436	5.4%
Canadian Dollar	12,992,617	5.0%
New Taiwanese Dollar	10,313,994	4.0%
Danish Krone	9,626,511	3.7%
Hong Kong Dollar	8,785,445	3.4%
Indian Rupee	7,511,727	2.9%
Mexican Peso	6,354,793	2.4%
Japanese Yen	5,814,687	2.2%
Swedish Krona	5,713,207	2.2%
Brazilian Real	4,863,081	1.9%
Singapore Dollar	3,260,795	1.3%
South African Rand	1,464,510	0.6%
Total Investments	$260,303,630	100.0%

Currency exposure may vary over time.

66	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Evolving World Growth Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

CONVERTIBLE BONDS (19.5%)
		Consumer Discretionary (0.9%)
4,000,000	HKD	Yue Yuen Industrial Holdings, Ltd. 0.000%, 11/17/11	$618,891

		Energy (3.6%)
900,000		Acergy, SA 2.250%, 10/11/13	973,858
290,000		Cameron International Corp. 2.500%, 06/15/26	367,213
		Subsea 7, Inc.
600,000		0.000%, 06/29/17	618,360
500,000		3.500%, 10/13/14	634,335

			2,593,766

		Health Care (1.0%)
		Teva Pharmaceutical Industries, Ltd.
375,000		0.250%, 02/01/26	473,906
220,000		1.750%, 02/01/26	268,400

			742,306

		Industrials (5.2%)
75,000,000	JPY	Asahi Glass Company, Ltd. 0.000%, 11/14/14	958,416
4,000,000	CNY	China High Speed Transmission Equipment Group Company, Ltd. 0.000%, 05/14/11	704,741
900,000		Larsen & Toubro, Ltd. 3.500%, 10/22/14	1,063,583
900,000		Lonking Holdings, Ltd. 0.000%, 08/24/14	1,056,069

			3,782,809

		Information Technology (2.2%)
525,000		Intel Corp.* 3.250%, 08/01/39	645,094
800,000		United Microelectronics Corp. (Novatek Microelectronics Corp., Ltd.)§ 0.000%, 12/02/14	922,000

			1,567,094

		Materials (6.6%)
300,000		Anglo American, PLC 4.000%, 05/07/14	504,600
700,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	823,328
1,100,000		Goldcorp, Inc.* 2.000%, 08/01/14	1,315,875
		Newmont Mining Corp.
280,000		1.625%, 07/15/17	384,300
240,000		3.000%, 02/15/12	321,000
		Sino-Forest Corp.*
400,000		5.000%, 08/01/13	453,000
230,000		4.250%, 12/15/16	246,675
720,000		Sterlite Industries, Ltd. 4.000%, 10/30/14	749,700

			4,798,478

		TOTAL CONVERTIBLE BONDS (Cost $13,404,254)	14,103,344

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (0.3%)
		Consumer Staples (0.3%)
2,700		Bunge, Ltd. 4.875% (Cost $184,529)	227,475

COMMON STOCKS (72.6%)
		Consumer Discretionary (4.2%)
7,200		New Oriental Education & Technology Group, Inc.#	673,704
3,000	EUR	Puma, AG Rudolf Dassler Sport	1,003,244
13,000	CHF	Swatch Group, AG	708,894
180,000	HKD	Yue Yuen Industrial Holdings, Ltd.	627,104

			3,012,946

		Consumer Staples (9.8%)
4,000	EUR	Beiersdorf, AG	226,682
16,000		Coca-Cola Company	855,200
42,000	GBP	Diageo, PLC	716,315
8,400	EUR	Henkel, AG & Company KGaA	450,381
90,000	INR	Hindustan Unilever, Ltd.	485,438
16,500	BRL	Natura Cosméticos, SA	350,266
13,000	INR	Nestlé India, Ltd.	807,986
24,000	CHF	Nestlé, SA	1,174,342
7,000		Procter & Gamble Company	435,120
700,000	MXN	Wal-Mart de Mexico, SAB de CV	1,629,434

			7,131,164

		Energy (8.6%)
7,700		Apache Corp.~	783,552
135,000	GBP	BP, PLC	1,177,456
2,025		Cameron International Corp.#	79,907
800,000	HKD	CNOOC, Ltd.	1,407,177
12,000		Halliburton Company	367,800
9,400		Occidental Petroleum Corp.	833,404
40,000	BRL	Petróleo Brasileiro, SA	850,280
3,500		Petróleo Brasileiro, SA	148,505
7,500	EUR	Technip, SA	599,707

			6,247,788

Schedule of Investments SEMIANNUAL REPORT	67

See accompanying Notes to Schedule of Investments

Evolving World Growth Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
SHARES			VALUE

		Financials (5.7%)
92,000	BRL	BM& FBOVESPA, SA	$608,658
35,000	HKD	Hong Kong Exchanges and Clearing, Ltd.	571,959
175,000	SGD	Singapore Exchange, Ltd.	1,037,526
72,000	GBP	Standard Chartered, PLC	1,920,562

			4,138,705

		Health Care (4.1%)
32,000		Mindray Medical International, Ltd.	1,222,400
21,500	DKK	Novo Nordisk, A/S - Class B	1,768,974

			2,991,374

		Industrials (6.6%)
63,000	CHF	ABB, Ltd.#	1,208,435
13,000		Eaton Corp.	1,003,080
70,000	HKD	Hutchison Whampoa, Ltd.	480,418
25,000	JPY	Komatsu, Ltd.	503,933
7,500		Parker-Hannifin Corp.	518,850
65,000	INR	Siemens India, Ltd.	1,034,082

			4,748,798

		Information Technology (29.9%)
123,220	TWD	Acer, Inc.	336,017
8,600	EUR	Aixtron, AG	271,691
450,000	GBP	ARM Holdings, PLC	1,735,656
4,100		Baidu.com, Inc.#	2,826,130
41,000		Check Point Software Technologies, Ltd.#	1,460,420
575,000	TWD	Compal Electronics, Inc.	799,126
30,000		Genpact, Ltd.#	506,400
182,250	TWD	Hon Hai Precision Industry Company, Ltd.	855,578
36,000		Infosys Technologies, Ltd.	2,155,680
15,000		Longtop Financial Technologies, Ltd.#	516,150
23,000		Marvell Technology Group, Ltd.#	474,950
90,000	TWD	MediaTek, Inc.	1,523,884
20,000		MercadoLibre, Inc.#	1,008,400
3,500	KRW	NHN Corp.#	583,527
15,000		QUALCOMM, Inc.	581,100
47,000	BRL	Redecard, SA	776,010
700	KRW	Samsung Electronics Company, Ltd.	532,237
210,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	412,261
70,000	INR	Tata Consultancy Services, Ltd.	1,199,998
100,000	HKD	Tencent Holdings, Ltd.	2,068,013
50,000	HKD	VTech Holdings, Ltd.	558,979
225,000	TWD	Wistron Corp.	432,317

			21,614,524

		Materials (1.2%)
12,000	GBP	Anglo American, PLC#	509,709
450,000	HKD	Zijin Mining Group Company, Ltd.	350,686

			860,395

		Telecommunication Services (2.5%)
5,500		Millicom International Cellular, SA	485,540
38,500	ZAR	MTN Group, Ltd.	566,376
23,500	BRL	Vivo Participações, SA	624,594
5,000		Vivo Participações, SA	132,350

			1,808,860

		TOTAL COMMON STOCKS (Cost $45,234,742)	52,554,554

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (2.7%) #
		Other (2.5%)
		iShares MSCI EAFE Index Fund
2,270		Put, 12/18/10, Strike $52.00	890,975
850		Put, 09/18/10, Strike $52.00	244,375
		PowerShares QQQ
2,650		Put, 12/31/10, Strike $44.00	507,475
990		Put, 09/18/10, Strike $45.00	127,710

			1,770,535

		Information Technology (0.2%)
		Baidu.com, Inc.
22		Put, 09/18/10, Strike $600.00	73,370
20		Put, 09/18/10, Strike $650.00	104,100

			177,470

		TOTAL PURCHASED OPTIONS (Cost $2,063,427)	1,948,005

NUMBER OF
SHARES			VALUE

SHORT TERM INVESTMENT (0.5%)
374,385		Fidelity Prime Money Market Fund - Institutional Class (Cost $374,385)	374,385

TOTAL INVESTMENTS (95.6%) (Cost $61,261,337)			69,207,763

OTHER ASSETS, LESS LIABILITIES (4.4%)			3,191,865

NET ASSETS (100.0%)			$72,399,628

68	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Evolving World Growth Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2010, the value of 144A securities that could not be exchanged to the registered form is $2,660,644 or 3.7% of net assets.
§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.
#	Non-income producing security.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $152,640.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CHF	Swiss Franc
CNY	Yuan Renminbi
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
SGD	Singapore Dollar
TWD	New Taiwanese Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Schedule of Investments SEMIANNUAL REPORT	69

See accompanying Notes to Financial Statements

Evolving World Growth Fund

CURRENCY EXPOSURE	APRIL 30, 2010 (UNAUDITED)

	Value	% of Total Investments
US Dollar	$31,439,803	45.4%
Hong Kong Dollar	6,683,227	9.7%
British Pound Sterling	6,059,698	8.8%
New Taiwanese Dollar	4,359,183	6.3%
Indian Rupee	3,527,504	5.1%
Brazilian Real	3,209,808	4.6%
Swiss Franc	3,091,671	4.5%
European Monetary Unit	2,551,705	3.7%
Danish Krone	1,768,974	2.6%
Mexican Peso	1,629,434	2.3%
Japanese Yen	1,462,349	2.1%
South Korean Won	1,115,764	1.6%
Singapore Dollar	1,037,526	1.5%
Yuan Renminbi	704,741	1.0%
South African Rand	566,376	0.8%
Total Investments	$69,207,763	100.0%

Currency exposure may vary over time.

70	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Global Equity Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
SHARES			VALUE

COMMON STOCKS (93.8%)
		Consumer Discretionary (13.0%)
13,500		Amazon.com, Inc.#	$1,850,310
5,000		Guess?, Inc.	229,350
2,000		New Oriental Education & Technology Group, Inc.#	187,140
5,150		Nike, Inc. - Class B	390,936
6,000		Priceline.com, Inc.#	1,572,300
2,100	EUR	Puma, AG Rudolf Dassler Sport	702,271
19,013	CHF	Swatch Group, AG	1,036,785

			5,969,092

		Consumer Staples (3.5%)
6,000		Avon Products, Inc.	193,980
2,850	EUR	Beiersdorf, AG	161,511
7,000		Coca-Cola Company	374,150
3,600	EUR	Henkel, AG & Company KGaA	193,020
300,000	MXN	Wal-Mart de Mexico, SAB de CV	698,329

			1,620,990

		Energy (12.6%)
37,000	GBP	AMEC, PLC	470,201
7,500		Apache Corp.	763,200
3,342		Cameron International Corp.#	131,875
8,600		Devon Energy Corp.	579,038
11,000	GBP	Enquest, PLC#	16,612
20,000		Halliburton Company	613,000
5,300		National Oilwell Varco, Inc.	233,359
28,500	CAD	Nexen, Inc.	693,001
7,200		Occidental Petroleum Corp.	638,352
11,000	GBP	Petrofac, Ltd.	190,246
10,400	NOK	Subsea 7, Inc.#	203,398
7,250	EUR	Technip, SA	579,717
35,000	NOK	TGS Nopec Geophysical Company, ASA#	670,792

			5,782,791

		Financials (4.8%)
4,700		Franklin Resources, Inc.	543,508
14,000	GBP	Schroders, PLC	295,981
58,000	SGD	Singapore Exchange, Ltd.	343,866
32,000	GBP	Standard Chartered, PLC	853,583
3,000		T. Rowe Price Group, Inc.	172,530

			2,209,468

		Health Care (10.3%)
9,500		Alcon, Inc.	1,480,670
2,000		Alexion Pharmaceuticals, Inc.#	109,760
20,000	SEK	Elekta, AB - Class B	519,383
5,000		Hospira, Inc.#	268,950
2,600		Illumina, Inc.#	108,862
675		Intuitive Surgical, Inc.#	243,378
8,000		Mindray Medical International, Ltd.	305,600
16,800	DKK	Novo Nordisk, A/S - Class B	1,382,268
2,600		NuVasive, Inc.#	108,160
6,600		Warner Chilcott, PLC#	187,176

			4,714,207

		Industrials (6.1%)
55,500	CHF	ABB, Ltd.#	1,064,574
3,800		Bucyrus International, Inc.	239,438
16,000	JPY	Komatsu, Ltd.	322,517
10,200		Parker-Hannifin Corp.	705,636
6,000		United Technologies Corp.	449,700

			2,781,865

		Information Technology (38.0%)
17,000		Accenture, PLC	741,880
5,500	EUR	Aixtron, AG	173,756
8,000		Apple, Inc.#	2,088,960
505,000	GBP	ARM Holdings, PLC	1,947,792
75,000	GBP	Autonomy Corp., PLC#	2,057,345
23,000	GBP	Aveva Group, PLC	406,085
2,200		Baidu.com, Inc.#	1,516,460
9,200		Check Point Software Technologies, Ltd.#	327,704
24,000		Cisco Systems, Inc.#	646,080
5,000		Cognizant Technology Solutions Corp.#	255,900
17,000		eBay, Inc.#	404,770
5,300		F5 Networks, Inc.#	362,679
2,950		Google, Inc.#	1,550,048
15,500		Infosys Technologies, Ltd.	928,140
20,000		Marvell Technology Group, Ltd.#~	413,000
1,100		MasterCard, Inc.	272,844
37,000	TWD	MediaTek, Inc.	626,485
10,000		MercadoLibre, Inc.#	504,200
12,000		Parametric Technologies Corp.#	223,080
11,000		QUALCOMM, Inc.	426,140
3,300	EUR	Software, AG	379,389
33,000	HKD	Tencent Holdings, Ltd.	682,444
7,500		Veeco Instruments, Inc.#	329,925
500	JPY	Yahoo! Japan Corp.	191,441

			17,456,547

		Materials (5.5%)
14,000	GBP	Anglo American, PLC#	594,660
11,100		Barrick Gold Corp.	483,405
17,000	CAD	Goldcorp, Inc.	734,859

Schedule of Investments SEMIANNUAL REPORT	71

See accompanying Notes to Schedule of Investments

Global Equity Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
SHARES			VALUE

18,000		Sterlite Industries, Ltd.	$326,520
11,000	NOK	Yara International, ASA	381,694

			2,521,138

		TOTAL COMMON STOCKS (Cost $38,381,183)	43,056,098

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (3.0%)#
		Other (2.8%)
		iShares MSCI EAFE Index Fund
1,800		Put, 12/18/10, Strike $52.00	706,500
720		Put, 09/18/10, Strike $52.00	207,000
		S & P 500 Index
60		Put, 12/18/10, Strike $1,075.00	287,700
25		Put, 09/18/10, Strike $1,100.00	88,375

			1,289,575

		Information Technology (0.2%)
		Baidu.com, Inc.
12		Put, 09/18/10, Strike $600.00	40,020
10		Put, 09/18/10, Strike $650.00	52,050

			92,070

		TOTAL PURCHASED OPTIONS (Cost $1,400,832)	1,381,645

NUMBER OF
SHARES			VALUE

SHORT TERM INVESTMENT (2.5%)
1,170,151		Fidelity Prime Money Market Fund - Institutional Class (Cost $1,170,151)	1,170,151

TOTAL INVESTMENTS (99.3%) (Cost $40,952,166)			45,607,894

OTHER ASSETS, LESS LIABILITIES (0.7%)			299,208

NET ASSETS (100.0%)			$45,907,102

FORWARD FOREIGN CURRENCY CONTRACTS

Short	Settlement	Local	Current	Unrealized
Contracts	Date	Currency	Value	Gain/Loss

British Pound Sterling	07/22/10	4,174,000	$6,384,424	$34,750
Canadian Dollar	07/22/10	984,000	968,572	2,680
Danish Krone	07/22/10	7,100,000	1,269,613	14,934
European Monetary Unit	07/22/10	1,609,000	2,142,782	26,992
Hong Kong Dollar	07/22/10	3,638,000	468,922	63
Indian Rupee	07/22/10	54,772,000	1,225,725	(6,402)
Japanese Yen	07/22/10	46,252,000	492,761	4,513
Mexican Peso	07/22/10	8,735,000	703,604	3,758
New Taiwanese Dollar	07/22/10	13,992,000	450,821	(3,077)
Norwegian Krone	07/22/10	7,751,000	1,308,994	(1,007)
Singapore Dollar	07/22/10	336,000	245,188	(963)
Swedish Krona	07/22/10	3,812,000	526,437	6,268
Swiss Franc	07/22/10	2,348,000	2,184,176	26,936

				$109,445

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $247,800.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

72	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Global Equity Fund

CURRENCY EXPOSURE	APRIL 30, 2010 (UNAUDITED)

	Value	% of Total Investments
US Dollar	$27,033,889	59.3%
British Pound Sterling	6,832,505	15.0%
European Monetary Unit	2,189,664	4.8%
Swiss Franc	2,101,359	4.6%
Canadian Dollar	1,427,860	3.1%
Danish Krone	1,382,268	3.0%
Norwegian Krone	1,255,884	2.8%
Mexican Peso	698,329	1.5%
Hong Kong Dollar	682,444	1.5%
New Taiwanese Dollar	626,485	1.4%
Swedish Krona	519,383	1.1%
Japanese Yen	513,958	1.1%
Singapore Dollar	343,866	0.8%
Total Investments	$45,607,894	100.0%

Currency exposure may vary over time.

Schedule of Investments SEMIANNUAL REPORT	73

See accompanying Notes to Financial Statements

Growth and Income Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

CONVERTIBLE BONDS (35.5%)
		Consumer Discretionary (1.8%)
16,000,000		Aristocrat Leisure, Ltd. (in default)** 5.000%, 05/31/06	$19,888,000
16,150,000		International Game Technology* 3.250%, 05/01/14	20,651,812
29,000,000		Priceline.com, Inc.* 1.250%, 03/15/15	31,066,250

			71,606,062

		Energy (1.8%)
14,340,000		Cameron International Corp. 2.500%, 06/15/26	18,158,025
		Chesapeake Energy Corp.
35,832,000		2.500%, 05/15/37	29,590,321
27,000,000		2.750%, 11/15/35	25,143,750

			72,892,096

		Financials (0.5%)
16,747,000		Leucadia National Corp. 3.750%, 04/15/14	21,143,088

		Health Care (6.8%)
19,659,000		Amgen, Inc. 0.375%, 02/01/13	19,880,164
18,500,000		Endo Pharmaceuticals Holdings, Inc.* 1.750%, 04/15/15	17,898,750
43,459,000		Kinetic Concepts, Inc.* 3.250%, 04/15/15	46,175,187
26,000,000		Life Technologies Corp. 3.250%, 06/15/25	31,525,000
19,500,000		Medicis Pharmaceutical Corp. 2.500%, 06/04/32	20,280,000
47,500,000		Medtronic, Inc. 1.625%, 04/15/13	50,528,125
29,845,000		Mylan, Inc. 1.250%, 03/15/12	33,202,563
42,000,000		Teva Pharmaceutical Industries, Ltd. 0.250%, 02/01/26	53,077,500

			272,567,289

		Industrials (3.2%)
33,000,000		AGCO Corp. 1.250%, 12/15/36	36,011,250
40,700,000		Danaher Corp. 0.000%, 01/22/21	49,755,750
16,500,000		L-3 Communications Holdings, Inc. 3.000%, 08/01/35	17,386,875
20,000,000		Navistar International Corp. 3.000%, 10/15/14	23,550,000

			126,703,875

		Information Technology (15.5%)
18,150,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	31,547,203
98,780,000		EMC Corp. 1.750%, 12/01/13	129,154,850
34,500,000		Intel Corp.* 3.250%, 08/01/39	42,391,875
14,592,000		Linear Technology Corp. 3.000%, 05/01/27	14,628,480
41,000,000		Micron Technology, Inc. 1.875%, 06/01/14	38,130,000
90,943,000		NetApp, Inc. 1.750%, 06/01/13	113,451,392
47,654,000		Nuance Communications, Inc. 2.750%, 08/15/27	54,444,695
36,500,000		ON Semiconductor Corp. 2.625%, 12/15/26	37,731,875
20,000,000		Rovi Corp.* 2.625%, 02/15/40	20,875,000
17,500,000		Seagate Technology 2.375%, 08/15/12	20,475,000
		Symantec Corp.
52,000,000		1.000%, 06/15/13	55,900,000
16,500,000		0.750%, 06/15/11	17,428,125
45,000,000		VeriSign, Inc. 3.250%, 08/15/37	42,637,500

			618,795,995

		Materials (5.9%)
14,340,000		Allegheny Technologies, Inc. 4.250%, 06/01/14	21,026,025
13,000,000		Anglo American, PLC 4.000%, 05/07/14	21,866,000
50,200,000		Goldcorp, Inc.* 2.000%, 08/01/14	60,051,750
		Newmont Mining Corp.
33,689,000		1.250%, 07/15/14	45,395,928
28,500,000		1.625%, 07/15/17	39,116,250
25,460,000		3.000%, 02/15/12	34,052,750
15,265,000		Sterlite Industries, Ltd. 4.000%, 10/30/14	15,894,681

			237,403,384

		TOTAL CONVERTIBLE BONDS (Cost $1,221,553,221)	1,421,111,789

SYNTHETIC CONVERTIBLE SECURITIES (7.6%)
Sovereign Bonds (6.1%)
39,000,000	AUD	Commonwealth of Australia 6.250%, 06/15/14	37,158,136
6,500,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	37,401,484
40,000,000	CAD	Government of Canada 2.000%, 12/01/14	37,860,996
		Government of New Zealand
25,500,000	NZD	6.000%, 04/15/15	19,150,374
25,000,000	NZD	6.500%, 04/15/13	19,069,650

74	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Growth and Income Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

26,000,000	SGD	Government of Singapore 1.375%, 10/01/14	$19,199,624
		Kingdom of Norway
100,000,000	NOK	5.000%, 05/15/15	18,596,305
97,000,000	NOK	6.500%, 05/15/13	18,270,219
280,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	39,827,402

		TOTAL SOVEREIGN BONDS	246,534,190

NUMBER OF
CONTRACTS			VALUE

Purchased Options (1.5%)#
		Consumer Discretionary (0.4%)
5,675		Best Buy Company, Inc. Call, 01/21/12, Strike $45.00	4,639,313
1,100		Priceline.com, Inc. Call, 01/21/12, Strike $200.00	10,153,000

			14,792,313

		Financials (0.4%)
17,148		Bank of America Corp. Call, 01/21/12, Strike $15.00	9,088,440
7,084		JPMorgan Chase & Company Call, 01/21/12, Strike $40.00	6,251,630

			15,340,070

		Health Care (0.1%)
7,550		Teva Pharmaceutical Industries, Ltd. Call, 01/21/12, Strike $60.00	5,587,000

		Information Technology (0.6%)
1,335		Apple, Inc. Call, 01/21/12, Strike $210.00	10,830,187
6,150		Cognizant Technology Solutions Corp. Call, 01/21/12, Strike $47.50	7,195,500
725		Google, Inc. Call, 01/21/12, Strike $530.00	6,187,875
2,000		Linear Technology Corp. Call, 01/21/12, Strike $30.00	850,000

			25,063,562

		TOTAL PURCHASED OPTIONS	60,782,945

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $290,872,851)	307,317,135

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (7.5%)
		Consumer Staples (3.0%)
1,998,122		Archer-Daniels-Midland Company 6.250%	$79,125,631
485,375		Bunge, Ltd. 4.875%	40,892,844

			120,018,475

		Financials (3.3%)
690,000		Affiliated Managers Group, Inc. 5.150%	25,530,000
68,500		Bank of America Corp. 7.250%	67,266,315
41,000		Wells Fargo & Company 7.500%	40,426,000

			133,222,315

		Health Care (1.2%)
35,310		Mylan, Inc. 6.500%	46,324,107

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $234,141,172)	299,564,897

NUMBER OF
UNITS			VALUE

STRUCTURED EQUITY-LINKED SECURITIES (0.3%)+*
		Energy (0.3%)
151,660		Barclays Capital, Inc. (Noble Energy, Inc.) 4.750%, 05/27/10 (Cost $10,021,086)	11,565,592

NUMBER OF
SHARES			VALUE

COMMON STOCKS (45.5%)
		Consumer Discretionary (3.3%)
654,986		Amazon.com, Inc.#	89,772,381
570,000		Nike, Inc. - Class B	43,268,700

			133,041,081

		Consumer Staples (3.8%)
710,000		Coca-Cola Company	37,949,500
1,230,000	GBP	Diageo, PLC	20,977,802
615,000		Procter & Gamble Company	38,228,400
375,000		Wal-Mart Stores, Inc.	20,118,750
960,000		Walgreen Company	33,744,000

			151,018,452

		Energy (9.7%)
863,022		Apache Corp.	87,821,118
1,120,000		Devon Energy Corp.	75,409,600

Schedule of Investments SEMIANNUAL REPORT	75

See accompanying Notes to Schedule of Investments

Growth and Income Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
SHARES			VALUE

1,868,835		Halliburton Company	$57,279,793
860,000	CAD	Nexen, Inc.	20,911,597
1,206,000		Noble Corp.#	47,624,940
480,000		Occidental Petroleum Corp.	42,556,800
1,908,437		Pride International, Inc.#	57,882,894

			389,486,742

		Financials (3.9%)
300,000		Affiliated Managers Group, Inc.#	25,254,000
370,000		Aflac, Inc.	18,855,200
375,000		Franklin Resources, Inc.	43,365,000
350,000		Prudential Financial, Inc.	22,246,000
784,100		T. Rowe Price Group, Inc.	45,093,591

			154,813,791

		Health Care (4.2%)
250,000		Alcon, Inc.	38,965,000
680,000		Johnson & Johnson	43,724,000
660,000		Medtronic, Inc.	28,835,400
1,014,154		Merck & Company, Inc.	35,535,956
365,000		Stryker Corp.	20,965,600

			168,025,956

		Industrials (5.6%)
980,000	CHF	ABB, Ltd.#	18,797,874
950,000		Eaton Corp.	73,302,000
235,000		L-3 Communications Holdings, Inc.	21,988,950
300,000		Parker-Hannifin Corp.	20,754,000
1,213,000		United Technologies Corp.	90,914,350

			225,757,174

		Information Technology (15.0%)
1,100,000		Accenture, PLC	48,004,000
3,900,000		ARM Holdings, PLC	44,577,000
1,230,000	GBP	Autonomy Corp., PLC#	33,740,454
3,223,425		Cisco Systems, Inc.#	86,774,601
3,120,000		eBay, Inc.#	74,287,200
1,390,930		Infosys Technologies, Ltd.	83,288,888
150,000		MasterCard, Inc.	37,206,000
2,270,325		Microsoft Corp.	69,335,726
3,318,600		Oracle Corp.	85,752,624
945,000		QUALCOMM, Inc.	36,609,300

			599,575,793

		TOTAL COMMON STOCKS (Cost $1,596,927,865)	1,821,718,989

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (1.6%)#
		Other (1.6%)
		S & P 500 Index
10,360		Put, 12/18/10, Strike $1,075.00	$49,676,200
3,700		Put, 09/18/10, Strike $1,100.00	13,079,500

		TOTAL PURCHASED OPTIONS (Cost $74,944,462)	62,755,700

NUMBER OF
SHARES			VALUE

SHORT TERM INVESTMENT (1.9%)
75,615,596		Fidelity Prime Money Market Fund - Institutional Class (Cost $75,615,596)	75,615,596

TOTAL INVESTMENTS (99.9%) (Cost $3,504,076,253)			3,999,649,698

OTHER ASSETS, LESS LIABILITIES (0.1%)			4,486,810

NET ASSETS (100.0%)			$4,004,136,508

NUMBER OF
CONTRACTS			VALUE

WRITTEN OPTIONS (-0.1%)#
		Industrials (-0.1%)
1,400		Navistar International Corp. Call, 01/22/11, Strike $45.00	(1,204,000)

		Materials (0.0%)
1,750		Allegheny Technologies, Inc. Call, 01/22/11, Strike $60.00	(927,500)

		TOTAL WRITTEN OPTIONS (Premium $1,407,014)	(2,131,500)

76	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Growth and Income Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

**	In default status, such order being entered by a court in August 2005, and considered illiquid and non-income producing. The fund received partial payment of $16,000,000 as of August 10, 2006. The instrument has been priced at fair value following procedures approved by the board of trustees, and at April 30, 2010, involved the use of estimates and assumptions as determined by management personnel after evaluating information provided in the aforementioned court order and other relevant data.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2010, the value of 144A securities that could not be exchanged to the registered form is $186,602,279 or 4.7% of net assets.
+	Structured equity-linked securities are designed to simulate the characteristics of the equity security in the parenthetical.
#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
GBP	British Pound Sterling
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Schedule of Investments SEMIANNUAL REPORT	77

See accompanying Notes to Financial Statements

Global Growth and Income Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

CONVERTIBLE BONDS (35.8%)
		Consumer Discretionary (1.5%)
2,700,000		Aristocrat Leisure, Ltd. (in default)** 5.000%, 05/31/06	$3,356,100
7,000,000		Priceline.com, Inc.* 1.250%, 03/15/15	7,498,750
32,100,000	HKD	Yue Yuen Industrial Holdings, Ltd. 0.000%, 11/17/11	4,966,601

			15,821,451

		Consumer Staples (0.8%)
740,000,000	JPY	Asahi Breweries, Ltd. 0.000%, 05/26/28	8,494,938

		Energy (3.5%)
14,200,000		Acergy, SA 2.250%, 10/11/13	15,365,310
7,230,000		Cameron International Corp. 2.500%, 06/15/26	9,154,987
		Subsea 7, Inc.
6,300,000		0.000%, 06/29/17	6,492,780
3,800,000		3.500%, 10/13/14	4,820,949

			35,834,026

		Financials (0.9%)
3,300,000	EUR	Industrivarden, AB 2.500%, 02/27/15	5,034,837
3,310,000		Leucadia National Corp. 3.750%, 04/15/14	4,178,875

			9,213,712

		Health Care (6.0%)
7,125,000	CHF	Actelion Finance, Ltd. 0.000%, 11/22/11	6,759,070
8,090,000		Amgen, Inc. 0.375%, 02/01/13	8,181,013
4,800,000		Kinetic Concepts, Inc.* 3.250%, 04/15/15	5,100,000
11,040,000		Medtronic, Inc. 1.625%, 04/15/13	11,743,800
2,300,000		QIAGEN, NV 3.250%, 05/16/26	3,030,250
9,000,000		Shire, PLC 2.750%, 05/09/14	9,045,085
		Teva Pharmaceutical Industries, Ltd.
10,350,000		1.750%, 02/01/26	12,627,000
5,000,000		0.250%, 02/01/26	6,318,750

			62,804,968

		Industrials (2.3%)
775,000,000	JPY	Asahi Glass Company, Ltd. 0.000%, 11/14/14	9,903,630
6,900,000		Danaher Corp. 0.000%, 01/22/21	8,435,250
5,000,000		Larsen & Toubro, Ltd. 3.500%, 10/22/14	5,908,797

			24,247,677

		Information Technology (11.4%)
10,600,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	18,424,262
11,503,000	EUR	Cap Gemini, SA 1.000%, 01/01/12	6,837,829
22,900,000		EMC Corp. 1.750%, 12/01/13	29,941,750
9,000,000		Intel Corp.* 3.250%, 08/01/39	11,058,750
16,760,000		NetApp, Inc. 1.750%, 06/01/13	20,908,100
4,900,000		Rovi Corp.* 2.625%, 02/15/40	5,114,375
3,800,000		Seagate Technology 2.375%, 08/15/12	4,446,000
		Symantec Corp.
14,300,000		0.750%, 06/15/11~	15,104,375
2,500,000		1.000%, 06/15/13	2,687,500
4,250,000		VeriSign, Inc. 3.250%, 08/15/37	4,026,875

			118,549,816

		Materials (9.4%)
6,000,000		Anglo American, PLC 4.000%, 05/07/14	10,092,000
8,500,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	9,997,556
26,000,000		Goldcorp, Inc.* 2.000%, 08/01/14	31,102,500
		Newmont Mining Corp.
9,866,000		1.625%, 07/15/17	13,541,085
5,740,000		3.000%, 02/15/12	7,677,250
4,048,000		Sino-Forest Corp.* 4.250%, 12/15/16	4,341,480
9,770,000		Sterlite Industries, Ltd. 4.000%, 10/30/14	10,173,012
9,020,000		Xstrata, PLC 4.000%, 08/14/17	10,733,800

			97,658,683

		TOTAL CONVERTIBLE BONDS (Cost $337,560,488)	372,625,271

78	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Global Growth and Income Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

SYNTHETIC CONVERTIBLE SECURITIES (8.0%)
Sovereign Bonds (6.8%)
11,000,000	AUD	Commonwealth of Australia 6.250%, 06/15/14	$10,480,500
1,400,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	8,055,704
12,000,000	CAD	Government of Canada 2.000%, 12/01/14	11,358,299
		Government of New Zealand
7,800,000	NZD	6.500%, 04/15/13	5,949,731
6,500,000	NZD	6.000%, 04/15/15	4,881,468
13,500,000	SGD	Government of Singapore 1.375%, 10/01/14	9,969,035
		Kingdom of Norway
30,000,000	NOK	6.500%, 05/15/13	5,650,583
25,000,000	NOK	5.000%, 05/15/15	4,649,076
70,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	9,956,851

		TOTAL SOVEREIGN BONDS	70,951,247

NUMBER OF
CONTRACTS			VALUE

Purchased Options (1.2%)#
		Consumer Discretionary (0.2%)
226		Priceline.com, Inc. Call, 01/21/12, Strike $200.00	2,085,980

		Financials (0.3%)
3,989		Bank of America Corp. Call, 01/21/12, Strike $15.00	2,114,170
1,571		JPMorgan Chase & Company Call, 01/21/12, Strike $40.00	1,386,408

			3,500,578

		Information Technology (0.5%)
310		Apple, Inc. Call, 01/21/12, Strike $210.00	2,514,875
1,475		Cognizant Technology Solutions Corp. Call, 01/21/12, Strike $47.50	1,725,750
150		Google, Inc. Call, 01/21/12, Strike $530.00	1,280,250

			5,520,875

		Materials (0.2%)
200	GBP	Anglo American, PLC Call, 12/16/11, Strike $2,800.00	1,647,865

		TOTAL PURCHASED OPTIONS	12,755,298

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $79,878,418)	83,706,545

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (4.4%)
		Consumer Staples (2.6%)
446,000		Archer-Daniels-Midland Company 6.250%	$17,661,600
		Bunge, Ltd.
57,000		4.875%	4,802,250
7,500		5.125%	4,096,875

			26,560,725

		Financials (1.8%)
10,300		Bank of America Corp. 7.250%	10,114,497
8,700		Wells Fargo & Company 7.500%	8,578,200

			18,692,697

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $40,050,255)	45,253,422

NUMBER OF
UNITS			VALUE

STRUCTURED EQUITY-LINKED SECURITIES (0.2%)+*
		Energy (0.2%)
32,300		Barclays Capital, Inc. (Noble Energy, Inc.) 4.750%, 05/27/10 (Cost $2,134,255)	2,463,198

NUMBER OF
SHARES			VALUE

COMMON STOCKS (46.4%)
		Consumer Discretionary (3.9%)
655,620	CHF	Swatch Group, AG	35,751,177
1,445,000	HKD	Yue Yuen Industrial Holdings, Ltd.	5,034,250

			40,785,427

		Consumer Staples (6.6%)
185,000		Coca-Cola Company	9,888,250
840,000	GBP	Diageo, PLC	14,326,303
435,000	CHF	Nestlé, SA	21,284,950
615,000	SEK	Swedish Match, AB	13,941,841
265,000		Walgreen Company	9,314,750

			68,756,094

		Energy (7.9%)
145,000		Apache Corp.~	14,755,200
2,025,000	GBP	BP, PLC	17,661,840
360,000		Halliburton Company	11,034,000
647,000	CAD	Nexen, Inc.	15,732,329
120,000		Occidental Petroleum Corp.	10,639,200

Schedule of Investments SEMIANNUAL REPORT	79

See accompanying Notes to Schedule of Investments

Global Growth and Income Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
SHARES			VALUE

665,000	NOK	TGS Nopec Geophysical Company, ASA#	$12,745,043

			82,567,612

		Financials (2.3%)
90,000		Aflac, Inc.	4,586,400
78,000		Franklin Resources, Inc.	9,019,920
86,000		Prudential Financial, Inc.	5,466,160
180,000	GBP	Standard Chartered, PLC	4,801,407

			23,873,887

		Health Care (7.7%)
225,000		Alcon, Inc.	35,068,500
153,000		Medtronic, Inc.	6,684,570
384,000	DKK	Novo Nordisk, A/S - Class B	31,594,704
328,000	GBP	Shire, PLC	7,225,240

			80,573,014

		Industrials (3.9%)
1,043,000	CHF	ABB, Ltd.#	20,006,309
199,000		Eaton Corp.	15,354,840
77,000		Parker-Hannifin Corp.	5,326,860

			40,688,009

		Information Technology (14.1%)
240,000		Accenture, PLC	10,473,600
8,995,000	GBP	ARM Holdings, PLC	34,693,838
765,000	GBP	Autonomy Corp., PLC#	20,984,916
394,000		Cisco Systems, Inc.#	10,606,480
715,000		eBay, Inc.#	17,024,150
420,000		Infosys Technologies, Ltd.	25,149,600
36,000		MasterCard, Inc.	8,929,440
572,000	TWD	MediaTek, Inc.	9,685,128
237,000		QUALCOMM, Inc.	9,181,380

			146,728,532

		TOTAL COMMON STOCKS (Cost $448,887,536)	483,972,575

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (2.1%)#
		Other (2.1%)
		iShares MSCI EAFE Index Fund
31,500		Put, 12/18/10, Strike $52.00	12,363,750
12,000		Put, 09/18/10, Strike $52.00	3,450,000
		S & P 500 Index
1,000		Put, 12/18/10, Strike $1,075.00	4,795,000
390		Put, 09/18/10, Strike $1,100.00	1,378,650

		TOTAL PURCHASED OPTIONS (Cost $22,539,133)	21,987,400

NUMBER OF
SHARES			VALUE

SHORT TERM INVESTMENT (2.8%)
29,311,155		Fidelity Prime Money Market Fund - Institutional Class (Cost $29,311,155)	$29,311,155

TOTAL INVESTMENTS (99.7%) (Cost $960,361,240)			1,039,319,566

OTHER ASSETS, LESS LIABILITIES (0.3%)			2,923,223

NET ASSETS (100.0%)			$1,042,242,789

FORWARD FOREIGN CURRENCY CONTRACTS

Short	Settlement	Local	Current	Unrealized
Contracts	Date	Currency	Value	Gain/Loss

British Pound Sterling	07/22/10	87,882,000	$134,421,638	$731,651
Canadian Dollar	07/22/10	14,296,000	14,071,855	38,940
Danish Krone	07/22/10	162,288,000	29,020,139	341,351
European Monetary Unit	07/22/10	4,933,000	6,569,510	82,754
Hong Kong Dollar	07/22/10	53,425,000	6,886,245	931
Indian Rupee	07/22/10	1,306,472,000	29,237,119	(159,939)
Japanese Yen	07/22/10	2,031,478,000	21,643,007	233,092
New Taiwanese Dollar	07/22/10	221,956,000	7,151,403	(47,674)
Norwegian Krone	07/22/10	189,331,000	31,974,347	(24,601)
Swedish Krona	07/22/10	126,663,000	17,492,156	208,269
Swiss Franc	07/22/10	88,678,000	82,490,792	1,017,305

				$2,422,079

Long	Settlement	Local	Current	Unrealized
Contracts	Date	Currency	Value	Gain/Loss

Japanese Yen	07/22/10	374,186,000	$3,986,511	$(32,953)

80	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Global Growth and Income Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

**	In default status, such order being entered by a court in August 2005, and considered illiquid and non-income producing. The fund received partial payment of $2,700,000 as of August 10, 2006. The instrument has been priced at fair value following procedures approved by the board of trustees, and at April 30, 2010, involved the use of estimates and assumptions as determined by management personnel after evaluating information provided in the aforementioned court order and other relevant data.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2010, the value of 144A securities that could not be exchanged to the registered form is $61,579,053 or 5.9% of net assets.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $10,821,102.
+	Structured equity-linked securities are designed to simulate the characteristics of the equity security in the parenthetical.
#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Schedule of Investments SEMIANNUAL REPORT	81

See accompanying Notes to Financial Statements

Global Growth and Income Fund

CURRENCY EXPOSURE	APRIL 30, 2010 (UNAUDITED)

	Value	% of Total Investments
US Dollar	$640,830,012	61.7%
British Pound Sterling	119,765,671	11.5%
Swiss Franc	83,801,506	8.1%
Danish Krone	31,594,704	3.0%
Canadian Dollar	27,090,628	2.6%
Swedish Krona	23,898,692	2.3%
Norwegian Krone	23,044,702	2.2%
Japanese Yen	18,398,568	1.8%
European Monetary Unit	11,872,666	1.1%
New Zealand Dollar	10,831,199	1.0%
Australian Dollar	10,480,500	1.0%
Hong Kong Dollar	10,000,851	1.0%
Singapore Dollar	9,969,035	1.0%
New Taiwanese Dollar	9,685,128	0.9%
Brazilian Real	8,055,704	0.8%
Total Investments	$1,039,319,566	100.0%

Currency exposure may vary over time.

82	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Convertible Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

CONVERTIBLE BONDS (65.3%)
		Consumer Discretionary (5.0%)
39,158,000		Carnival Corp. 2.000%, 04/15/21	$44,346,435
20,000,000		International Game Technology* 3.250%, 05/01/14	25,575,000
32,000,000		Priceline.com, Inc.* 1.250%, 03/15/15	34,280,000
44,000,000		RadioShack Corp.* 2.500%, 08/01/13	49,445,000
		Swatch Group, AG
10,500,000	CHF	2.625%, 10/15/10	11,722,682

			165,369,117

		Consumer Staples (1.0%)
34,099,000		Archer-Daniels-Midland Company 0.875%, 02/15/14	33,672,763

		Energy (4.7%)
18,000,000		Acergy, SA 2.250%, 10/11/13	19,477,154
17,441,000		Cameron International Corp. 2.500%, 06/15/26	22,084,666
		Chesapeake Energy Corp.
46,550,000		2.500%, 05/15/37	38,350,750
26,507,000		2.750%, 11/15/35	24,684,644
12,000,000		Oil States International, Inc. 2.375%, 07/01/25	19,065,000
5,115,000		Schlumberger, Ltd. - Series B 2.125%, 06/01/23	9,232,575
21,504,000		St. Mary Land & Exploration Company 3.500%, 04/01/27	22,606,080

			155,500,869

		Financials (1.7%)
8,930,000		Health Care REIT, Inc. 3.000%, 12/01/29	9,409,988
10,500,000		Janus Capital Group, Inc. 3.250%, 07/15/14	13,059,375
16,250,000		Knight Capital Group, Inc.* 3.500%, 03/15/15	16,150,875
14,250,000		Leucadia National Corp. 3.750%, 04/15/14	17,990,625

			56,610,863

		Health Care (17.7%)
12,000,000	CHF	Actelion Finance, Ltd. 0.000%, 11/22/11	11,383,697
28,500,000		Allergan, Inc. 1.500%, 04/01/26	32,418,750
27,605,000		Amgen, Inc. 0.375%, 02/01/13	27,915,556
36,000,000		Biovail Corp.* 5.375%, 08/01/14	46,710,000
9,940,000		Cephalon, Inc. 2.500%, 05/01/14	11,170,075
8,785,000		Charles River Laboratories International, Inc. 2.250%, 06/15/13	8,554,394
31,460,000		Endo Pharmaceuticals Holdings, Inc.* 1.750%, 04/15/15	30,437,550
57,000,000		Kinetic Concepts, Inc.* 3.250%, 04/15/15	60,562,500
		Life Technologies Corp.
24,515,000		1.500%, 02/15/24	29,326,069
4,100,000		3.250%, 06/15/25	4,971,250
38,500,000		LifePoint Hospitals, Inc. 3.500%, 05/15/14	40,136,250
91,000,000		Medtronic, Inc. 1.625%, 04/15/13	96,801,250
		Mylan, Inc.
44,000,000		1.250%, 03/15/12	48,950,000
22,816,000		3.750%, 09/15/15	40,641,000
23,000,000		Shire, PLC 2.750%, 05/09/14	23,115,218
53,500,000		Teva Pharmaceutical Industries, Ltd. 0.250%, 02/01/26	67,610,625

			580,704,184

		Industrials (4.7%)
1,250,000,000	JPY	Asahi Glass Company, Ltd. 0.000%, 11/14/14	15,973,598
12,500,000		Barnes Group, Inc. 3.375%, 03/15/27	12,093,750
26,119,000		Danaher Corp. 0.000%, 01/22/21	31,930,477
23,628,000		EnerSys‡ 3.375%, 06/01/38	22,623,810
19,008,000		L-3 Communications Holdings, Inc. 3.000%, 08/01/35	20,029,680
30,000,000		Navistar International Corp. 3.000%, 10/15/14	35,325,000
15,000,000		Orbital Sciences Corp. 2.438%, 01/15/27	15,356,250

			153,332,565

		Information Technology (24.3%)
		Anixter International, Inc.
6,000,000		0.000%, 07/07/33	4,740,000
2,709,000		1.000%, 02/15/13	2,739,476
24,250,000		ARRIS Group, Inc. 2.000%, 11/15/26	24,553,125
14,500,000	GBP	Autonomy Corp., PLC 3.250%, 03/04/15	25,203,000
24,428,000		CACI International, Inc. 2.125%, 05/01/14	25,435,655

Schedule of Investments SEMIANNUAL REPORT	83

See accompanying Notes to Schedule of Investments

Convertible Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

10,330,000		CSG Systems International, Inc.* 3.000%, 03/01/17	$11,543,775
113,000,000		EMC Corp. 1.750%, 12/01/13	147,747,500
10,300,000		Informatica Corp. 3.000%, 03/15/26	13,441,500
55,000,000		Intel Corp.* 3.250%, 08/01/39	67,581,250
65,000,000		Linear Technology Corp. 3.000%, 05/01/27	65,162,500
32,000,000		Micron Technology, Inc. 1.875%, 06/01/14	29,760,000
46,949,000		NetApp, Inc. 1.750%, 06/01/13	58,568,877
23,005,000		ON Semiconductor Corp. 2.625%, 12/15/26	23,781,419
32,000,000		Rovi Corp.* 2.625%, 02/15/40	33,400,000
18,500,000		SanDisk Corp. 1.000%, 05/15/13	16,488,125
17,750,000		Seagate Technology 2.375%, 08/15/12	20,767,500
55,000,000		Sybase, Inc.* 3.500%, 08/15/29	63,387,500
		Symantec Corp.
58,000,000		0.750%, 06/15/11	61,262,500
50,095,000		1.000%, 06/15/13	53,852,125
15,450,000		Tech Data Corp. 2.750%, 12/15/26	16,106,625
36,506,000		VeriSign, Inc. 3.250%, 08/15/37	34,589,435

			800,111,887

		Materials (6.2%)
17,797,000		Allegheny Technologies, Inc. 4.250%, 06/01/14	26,094,851
10,000,000		Anglo American, PLC 4.000%, 05/07/14	16,820,000
15,000,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	17,642,745
12,500,000		Goldcorp, Inc.* 2.000%, 08/01/14	14,953,125
		Newmont Mining Corp.
36,044,000		1.625%, 07/15/17	49,470,390
27,056,000		1.250%, 07/15/14	36,457,960
22,000,000		3.000%, 02/15/12	29,425,000
11,920,000		Sterlite Industries, Ltd. 4.000%, 10/30/14	12,411,700

			203,275,771

		TOTAL CONVERTIBLE BONDS (Cost $1,910,054,186)	2,148,578,019

SYNTHETIC CONVERTIBLE SECURITIES (8.5%)
Sovereign Bonds (6.7%)
30,000,000	AUD	Commonwealth of Australia
		6.250%, 06/15/14	28,583,181
2,500,000	BRL	Federal Republic of Brazil
		10.000%, 01/01/12	14,385,186
40,000,000	CAD	Government of Canada
		2.000%, 12/01/14	37,860,996
		Government of New Zealand
22,000,000	NZD	6.000%, 04/15/15	16,521,891
19,000,000	NZD	6.500%, 04/15/13	14,492,934
42,000,000	SGD	Government of Singapore
		1.375%, 10/01/14	31,014,777
		Kingdom of Norway
120,000,000	NOK	6.500%, 05/15/13	22,602,333
115,000,000	NOK	5.000%, 05/15/15	21,385,750
230,000,000	SEK	Kingdom of Sweden
		3.000%, 07/12/16	32,715,366

		TOTAL SOVEREIGN BONDS	219,562,414

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (1.8%)#
		Consumer Discretionary (0.4%)
		Amazon.com, Inc.
700		Call, 01/21/12, Strike $130.00	2,341,500
360		Call, 01/21/12, Strike $115.00	1,489,500
4,250		Best Buy Company, Inc. Call, 01/21/12, Strike $45.00	3,474,375
900		Priceline.com, Inc. Call, 01/21/12, Strike $240.00	6,250,500

			13,555,875

		Energy (0.1%)
4,050		Chesapeake Energy Corp. Call, 01/21/12, Strike $25.00	1,670,625

		Financials (0.7%)
5,000		Aflac, Inc. Call, 01/21/12, Strike $50.00	4,312,500
13,963		Bank of America Corp. Call, 01/21/12, Strike $15.00	7,400,390
2,200		Franklin Resources, Inc. Call, 01/22/11, Strike $92.00	6,083,000
5,024		JPMorgan Chase & Company Call, 01/21/12, Strike $40.00	4,433,680

			22,229,570

		Industrials (0.1%)
1,900		L-3 Communications Holdings, Inc. Call, 01/22/11, Strike $90.00	1,672,000

84	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Convertible Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
CONTRACTS			VALUE

		Information Technology (0.4%)
900		Apple, Inc. Call, 01/21/12, Strike $240.00	$5,782,500
4,700		Cognizant Technology Solutions Corp. Call, 01/21/12, Strike $47.50	5,499,000
1,008		Mastercard, Inc. Call, 01/21/12, Strike $250.00	4,289,040

			15,570,540

		Materials (0.1%)
3,900		Barrick Gold Corp. Call, 01/21/12, Strike $35.00	4,933,500

		TOTAL PURCHASED OPTIONS	59,632,110

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $267,713,485)	279,194,524

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (7.5%)
		Consumer Staples (2.5%)
1,137,500		Archer-Daniels-Midland Company 6.250%	45,045,000
		Bunge, Ltd.
200,000		4.875%	16,850,000
39,600		5.125%	21,631,500

			83,526,500

		Energy (1.1%)
170,000		Whiting Petroleum Corp. 6.250%	37,459,500

		Financials (3.0%)
425,000		Affiliated Managers Group, Inc. 5.150%	15,725,000
35,008		Bank of America Corp. 7.250%	34,377,506
226,580		Reinsurance Group of America, Inc. 5.750%	14,954,280
33,250		Wells Fargo & Company 7.500%	32,784,500

			97,841,286

		Health Care (0.3%)
7,000		Mylan, Inc. 6.500%	9,183,482

		Materials (0.6%)
27,000		Vale Capital, Ltd. (Companhia Vale do Rio Doce)§ 5.500%	1,480,140
188,145		Vale, SA 6.750%	16,464,914

			17,945,054

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $190,387,084)	245,955,822

NUMBER OF
UNITS			VALUE

STRUCTURED EQUITY-LINKED SECURITIES (0.3%)+*
		Energy (0.3%)
117,000		Barclays Capital, Inc. (Noble Energy, Inc.) 4.750%, 05/27/10 (Cost $7,730,892)	8,922,420

NUMBER OF
SHARES			VALUE

COMMON STOCKS (16.0%)
		Consumer Discretionary (1.7%)
90,000		Amazon.com, Inc.#	12,335,400
500,000		Carnival Corp.	20,850,000
76,000		Nike, Inc. - Class B	5,769,160
300,000	CHF	Swatch Group, AG	16,359,100

			55,313,660

		Energy (4.4%)
315,000		Apache Corp.	32,054,400
430,000		Devon Energy Corp.	28,951,900
175,000		ENSCO, PLC	8,256,500
1,100,000		Noble Corp.#	43,439,000
375,000		Occidental Petroleum Corp.	33,247,500

			145,949,300

		Financials (0.6%)
240,000		Affiliated Managers Group, Inc.#	20,203,200

		Health Care (2.6%)
90,000		Alcon, Inc.	14,027,400
700,000		Medtronic, Inc.	30,583,000
1,100,000	GBP	Shire, PLC	24,230,987
290,000		Stryker Corp.	16,657,600

			85,498,987

Schedule of Investments SEMIANNUAL REPORT	85

See accompanying Notes to Schedule of Investments

Convertible Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
SHARES			VALUE

		Industrials (2.2%)
470,000		Eaton Corp.	$36,265,200
275,000		Parker-Hannifin Corp.	19,024,500
225,000		United Technologies Corp.	16,863,750

			72,153,450

		Information Technology (4.5%)
675,000	GBP	Autonomy Corp., PLC#	18,516,103
1,400,000		Cisco Systems, Inc.#	37,688,000
1,300,000		eBay, Inc.#	30,953,000
27,000		Google, Inc.#	14,186,880
400,000		QUALCOMM, Inc.	15,496,000
375,000		SanDisk Corp.#	14,958,750
375,000		Tech Data Corp.#	16,087,500

			147,886,233

		TOTAL COMMON STOCKS (Cost $436,718,415)	527,004,830

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (1.3%)#
		S & P 500 Index
7,390		Put, 12/18/10, Strike $1,075.00	35,435,050
2,650		Put, 09/18/10, Strike $1,100.00	9,367,750

		TOTAL PURCHASED OPTIONS (Cost $53,505,051)	44,802,800

NUMBER OF
SHARES			VALUE

SHORT TERM INVESTMENT (1.9%)
62,718,078		Fidelity Prime Money Market Fund - Institutional Class (Cost $62,718,078)	62,718,078

TOTAL INVESTMENTS (100.8%) (Cost $2,928,827,191)			3,317,176,493

LIABILITIES, LESS OTHER ASSETS (-0.8%)			(26,265,349)

NET ASSETS (100.0%)			$3,290,911,144

NUMBER OF
CONTRACTS			VALUE

WRITTEN OPTIONS (-0.1%)#
		Industrials (-0.1%)
		Navistar International Corp.
1,100		Call, 01/22/11, Strike $45.00	(946,000)
700		Call, 01/22/11, Strike $50.00	(430,500)

			(1,376,500)

		Materials (0.0%)
2,170		Allegheny Technologies, Inc. Call, 01/22/11, Strike $60.00	(1,150,100)

		TOTAL WRITTEN OPTIONS (Premium $1,591,164)	(2,526,600)

FORWARD FOREIGN CURRENCY CONTRACTS

Short	Settlement	Local	Current	Unrealized
Contracts	Date	Currency	Value	Gain/Loss

British Pound Sterling	07/22/10	60,992,000	$93,291,511	$507,781
Japanese Yen	07/22/10	1,385,847,000	14,764,569	159,012
Norwegian Krone	07/22/10	78,175,000	13,202,247	(10,158)
Swiss Franc	07/22/10	41,853,000	38,932,848	480,134

				$1,136,769

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2010, the value of 144A securities that could not be exchanged to the registered form is $355,798,070 or 10.8% of net assets.
‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2010.
+	Structured equity-linked securities are designed to simulate the characteristics of the equity security in the parenthetical.
#	Non-income producing security.
§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
GBP	British Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

86	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Financial Statements

Total Return Bond Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

CORPORATE BONDS (45.6%)
	Consumer Discretionary (3.8%)
500,000	DIRECTV Financing Company, Inc. 4.750%, 10/01/14	$529,150
1,000,000	DIRECTV Holdings, LLC* 3.550%, 03/15/15	997,933
1,500,000	Hasbro, Inc. 6.125%, 05/15/14	1,666,652
1,000,000	International Game Technology 7.500%, 06/15/19	1,166,337
250,000	J.C. Penney Company, Inc. 9.000%, 08/01/12	283,750
1,000,000	McDonald’s Corp. 5.350%, 03/01/18	1,110,323
500,000	NetFlix, Inc. 8.500%, 11/15/17	535,000
1,500,000	Walt Disney Company 6.375%, 03/01/12	1,642,122

		7,931,267

	Consumer Staples (6.7%)
1,000,000	Altria Group, Inc. 9.250%, 08/06/19	1,237,302
1,000,000	Anheuser-Busch InBev, NV 3.000%, 10/15/12	1,029,080
1,000,000	Bunge Limited Finance Corp. 8.500%, 06/15/19	1,189,788
2,000,000	Coca-Cola Company 3.625%, 03/15/14	2,103,864
1,700,000	General Mills, Inc. 5.250%, 08/15/13	1,869,641
1,000,000	Kellogg Company 4.450%, 05/30/16	1,074,146
1,500,000	Kimberly-Clark Corp. 7.500%, 11/01/18	1,866,782
1,000,000	PepsiCo, Inc. 7.900%, 11/01/18	1,263,442
1,000,000	Philip Morris International, Inc. 6.875%, 03/17/14	1,155,810
1,000,000	Procter & Gamble Company 4.600%, 01/15/14	1,083,321

		13,873,176

	Energy (4.7%)
500,000	Chesapeake Energy Corp. 7.500%, 09/15/13	507,500
1,000,000	ConocoPhillips 5.750%, 02/01/19	1,117,369
75,000	Continental Resources, Inc.* 7.375%, 10/01/20	78,000
438,000	Dresser-Rand Group, Inc. 7.375%, 11/01/14	444,570
750,000	Frontier Oil Corp. 6.625%, 10/01/11	758,438
1,000,000	Hess Corp. 8.125%, 02/15/19	1,245,141
1,000,000	Nexen, Inc. 5.650%, 05/15/17	1,076,975
1,000,000	Rowan Companies, Inc. 7.875%, 08/01/19	1,161,836
500,000	Tennessee Gas Pipeline Company 8.000%, 02/01/16	574,375
1,500,000	Transocean, Ltd. 6.000%, 03/15/18	1,644,790
1,000,000	XTO Energy, Inc. 4.625%, 06/15/13	1,075,534

		9,684,528

	Financials (5.8%)
1,000,000	Bank of America Corp. 5.650%, 05/01/18	1,013,758
1,500,000	Berkshire Hathaway Finance Corp. 5.000%, 08/15/13	1,640,328
1,000,000	BlackRock, Inc. 3.500%, 12/10/14	1,030,111
1,500,000	BP Capital Markets, PLC 5.250%, 11/07/13	1,657,356
250,000	CME Group Index Services, LLC* 4.400%, 03/15/18	249,137
1,000,000	CME Group, Inc. 5.750%, 02/15/14	1,106,431
500,000	Janus Capital Group, Inc. 6.950%, 06/15/17	510,085
1,500,000	JPMorgan Chase & Company 6.000%, 10/01/17	1,612,183
2,000,000	MetLife, Inc.* 2.875%, 09/17/12	2,039,706
1,000,000	US Bancorp 4.200%, 05/15/14	1,055,898

		11,914,993

	Health Care (4.7%)
1,500,000	Beckman Coulter, Inc. 6.000%, 06/01/15	1,654,482
500,000	Bio-Rad Laboratories, Inc. 6.125%, 12/15/14	507,500
1,500,000	Biogen Idec, Inc. 6.000%, 03/01/13	1,637,830
2,000,000	Express Scripts, Inc. 5.250%, 06/15/12	2,143,194
500,000	Life Technologies Corp. 3.375%, 03/01/13	507,317
1,000,000	Pfizer, Inc. 5.350%, 03/15/15	1,113,421

Schedule of Investments SEMIANNUAL REPORT	87

See accompanying Notes to Schedule of Investments

Total Return Bond Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

1,000,000		Roche Holding, AG* 4.500%, 03/01/12	$1,057,419
1,000,000		Zimmer Holdings, Inc. 4.625%, 11/30/19	1,002,265

			9,623,428

		Industrials (5.0%)
1,500,000		Eaton Corp. 5.750%, 07/15/12	1,636,632
1,500,000		Emerson Electric Company 4.125%, 04/15/15	1,587,955
1,000,000		ITT Corp. 6.125%, 05/01/19	1,110,071
1,500,000		Joy Global, Inc. 6.000%, 11/15/16	1,598,197
1,000,000		Northrop Grumman Corp. 3.700%, 08/01/14	1,034,811
500,000		Tyco International, Ltd. 8.500%, 01/15/19	635,260
1,500,000		United Parcel Service, Inc. 3.875%, 04/01/14	1,586,759
1,000,000		Waste Management, Inc. 7.375%, 08/01/10	1,015,522

			10,205,207

		Information Technology (5.4%)
1,000,000		Adobe Systems, Inc. 3.250%, 02/01/15	1,012,484
500,000		Affiliated Computer Services, Inc. 4.700%, 06/01/10	501,875
500,000		Agilent Technologies, Inc. 6.500%, 11/01/17	547,556
		Brocade Communications Systems, Inc.*
500,000		6.625%, 01/15/18	517,500
100,000		6.875%, 01/15/20	103,750
1,000,000		CA, Inc. 5.375%, 12/01/19	1,044,840
1,000,000		Cisco Systems, Inc. 5.500%, 02/22/16	1,129,278
1,050,000		International Business Machines Corp. 2.100%, 05/06/13	1,062,114
		Lexmark International, Inc.
500,000		6.650%, 06/01/18	535,201
500,000		5.900%, 06/01/13	535,045
500,000		National Semiconductor Corp. 3.950%, 04/15/15	500,762
1,500,000		Oracle Corp. 3.750%, 07/08/14	1,575,987
1,000,000		Seagate Technology*† 6.875%, 05/01/20	1,002,500
1,000,000		Xerox Corp. 7.625%, 06/15/13	1,025,401

			11,094,293

		Materials (4.8%)
1,000,000		Allegheny Technologies, Inc. 9.375%, 06/01/19	1,195,785
1,000,000		Anglo American, PLC* 9.375%, 04/08/14	1,214,238
1,000,000		Barrick Gold Corp. 6.950%, 04/01/19	1,173,591
1,500,000		BHP Billiton, Ltd. 6.500%, 04/01/19	1,740,627
1,000,000		Dow Chemical Company 4.850%, 08/15/12	1,057,872
500,000		Mosaic Company* 7.375%, 12/01/14	533,206
1,000,000		Newmont Mining Corp. 5.125%, 10/01/19	1,032,793
750,000		Sealed Air Corp.* 7.875%, 06/15/17	819,955
1,000,000		Vale Capital, Ltd. 5.625%, 09/15/19	1,054,175

			9,822,242

		Telecommunication Services (3.6%)
1,000,000		AT&T, Inc. 5.800%, 02/15/19	1,090,610
2,000,000		Cellco Partnership / Verizon Wireless Capital, LLC 3.750%, 05/20/11	2,058,812
2,150,000		Deutsche Telekom, AG 8.500%, 06/15/10	2,168,019
2,000,000		Telefonica Europe, BV 7.750%, 09/15/10	2,049,966

			7,367,407

		Utilities (1.1%)
2,000,000		Consolidated Edison Company of New York, Inc. 6.650%, 04/01/19	2,338,792

		TOTAL CORPORATE BONDS (Cost $87,278,172)	93,855,333

SOVEREIGN BONDS (17.9%)
7,700,000	AUD	Commonwealth of Australia 6.250%, 06/15/14	7,336,350
200,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12	1,150,815
7,500,000	CAD	Government of Canada 3.000%, 06/01/14	7,437,242
10,000,000	NZD	Government of New Zealand 6.000%, 04/15/15	7,509,951
40,000,000	NOK	Kingdom of Norway 6.000%, 05/16/11	7,026,187

88	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Total Return Bond Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

44,500,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	$6,329,712

		TOTAL SOVEREIGN BONDS (Cost $36,111,936)	36,790,257

U.S. GOVERNMENT AND AGENCY SECURITIES (22.1%)
2,000,000		Federal Home Loan Mortgage Corp. 3.625%, 08/25/14	2,019,594
		Federal National Mortgage Association
3,000,000		3.000%, 10/29/14	3,022,950
3,000,000		2.125%, 01/25/13	3,011,535
3,000,000		2.000%, 01/15/13	3,006,447
2,000,000		3.500%, 08/25/14	2,018,704
		United States Treasury Note
10,000,000		0.750%, 11/30/11	10,000,780
9,000,000		1.000%, 12/31/11	9,030,591
7,000,000		1.875%, 06/15/12	7,127,421
5,000,000		2.625%, 07/31/14	5,102,345
1,000,000		3.625%, 08/15/19	1,001,719

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $45,213,720)	45,342,086

ASSET BACKED SECURITIES (0.5%)
1,000,000		Ford Credit Auto Owner Trust 4.500%, 07/15/14 (Cost $999,909)	1,065,764

COMMERCIAL MORTGAGE BACKED SECURITIES (1.5%)
3,000,000		Bear Stearns Commercial Mortgage Securities, Inc.‡ 4.750%, 02/13/46 (Cost $2,632,871)	3,075,409

RESIDENTIAL MORTGAGE BACKED SECURITIES (10.4%)
		Federal National Mortgage Association
4,934,068		6.000%, 06/01/37	5,255,913
3,995,221		5.000%, 02/01/39	4,142,420
3,962,146		5.665%, 11/01/37‡	4,168,160
2,797,641		5.500%, 06/01/37	2,950,945
1,420,915		4.700%, 05/01/38‡	1,497,172
1,263,621		6.000%, 05/01/37	1,346,047
1,244,345		6.500%, 03/01/38	1,346,692
706,100		6.500%, 06/01/36	765,280

		TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $20,726,558)	21,472,629

NUMBER OF
SHARES			VALUE

SHORT TERM INVESTMENT (1.3%)
2,631,101		Fidelity Prime Money Market Fund - Institutional Class (Cost $2,631,101)	$2,631,101

TOTAL INVESTMENTS (99.3%) (Cost $195,594,267)			204,232,579

OTHER ASSETS, LESS LIABILITIES (0.7%)			1,441,585

NET ASSETS (100.0%)			$205,674,164

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2010, the value of 144A securities that could not be exchanged to the registered form is $6,382,955 or 3.1% of net assets.
†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2010.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

Schedule of Investments SEMIANNUAL REPORT	89

See accompanying Notes to Financial Statements

High Yield Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

CORPORATE BONDS (73.9%)
		Consumer Discretionary (11.4%)
3,000,000		DISH Network Corp. 7.750%, 05/31/15	$3,165,000
		General Motors Corp.
2,500,000		7.200%, 01/15/11	943,750
200,000		7.125%, 07/15/13	75,000
3,000,000		Hanesbrands, Inc. 8.000%, 12/15/16	3,150,000
1,500,000		Jarden Corp. 7.500%, 05/01/17	1,541,250
2,000,000		Liberty Media Corp. 8.250%, 02/01/30	1,877,500
220,000		Limited Brands, Inc.† 7.000%, 05/01/20	225,500
60,000		Live Nation Entertainment, Inc.†* 8.125%, 05/15/18	61,950
3,000,000		Mandalay Resort Group 7.625%, 07/15/13	2,681,250
2,800,000		NetFlix, Inc. 8.500%, 11/15/17	2,996,000
		Phillips-Van Heusen Corp.
300,000		8.125%, 05/01/13	306,000
110,000		7.375%, 05/15/20†	113,300
		Royal Caribbean Cruises, Ltd.
2,750,000		7.500%, 10/15/27	2,557,500
1,000,000		7.250%, 03/15/18	1,007,500
		Service Corp. International
2,750,000		7.500%, 04/01/27	2,605,625
2,500,000		8.000%, 11/15/21	2,612,500
500,000		Sotheby’s Holdings, Inc. 7.750%, 06/15/15	511,250
2,500,000		Speedway Motorsports, Inc. 8.750%, 06/01/16	2,687,500
1,551,000		Warnaco Group, Inc. 8.875%, 06/15/13	1,585,898
1,000,000	GBP	Warner Music Group Corp. 8.125%, 04/15/14	1,453,548

			32,157,821

		Consumer Staples (2.8%)
2,750,000		Constellation Brands, Inc. 7.250%, 09/01/16	2,835,937
610,000		Del Monte Foods Company* 7.500%, 10/15/19	647,363
1,200,000		NBTY, Inc. 7.125%, 10/01/15	1,213,500
3,000,000		Smithfield Foods, Inc. 7.750%, 05/15/13	3,060,000
130,000		TreeHouse Foods, Inc. 7.750%, 03/01/18	135,850

			7,892,650

		Energy (16.6%)
1,700,000		Arch Coal, Inc.* 8.750%, 08/01/16	1,819,000
2,800,000		ATP Oil & Gas Corp.* 11.875%, 05/01/15	2,758,000
1,850,000		Berry Petroleum Company 10.250%, 06/01/14	2,058,125
2,775,000		Bristow Group, Inc. 7.500%, 09/15/17	2,820,094
2,000,000		Chesapeake Energy Corp. 9.500%, 02/15/15	2,202,500
2,900,000		Complete Production Services, Inc. 8.000%, 12/15/16	2,979,750
2,850,000		Comstock Resources, Inc. 8.375%, 10/15/17	2,956,875
2,920,000		Concho Resources, Inc. 8.625%, 10/01/17	3,131,700
300,000		Continental Resources, Inc.* 7.375%, 10/01/20	312,000
3,380,000		Frontier Oil Corp. 8.500%, 09/15/16	3,506,750
1,390,000		Helix Energy Solutions Group, Inc.* 9.500%, 01/15/16	1,452,550
2,600,000		Mariner Energy, Inc. 11.750%, 06/30/16	3,341,000
		Petroplus Holdings, AG*
2,250,000		9.375%, 09/15/19	2,160,000
1,000,000		7.000%, 05/01/17	915,000
700,000		6.750%, 05/01/14	668,500
1,800,000		Pride International, Inc. 8.500%, 06/15/19	2,076,750
		Range Resources Corp.
1,500,000		7.500%, 10/01/17	1,575,000
630,000		8.000%, 05/15/19	683,550
2,000,000		Superior Energy Services, Inc. 6.875%, 06/01/14	2,000,000
		Swift Energy Company
2,875,000		7.125%, 06/01/17	2,831,875
2,660,000		8.875%, 01/15/20	2,796,325
1,481,000		Williams Companies, Inc. 8.750%, 03/15/32	1,886,576

			46,931,920

		Financials (4.7%)
1,000,000		Host Hotels & Resorts, Inc. 7.125%, 11/01/13	1,022,500
4,000,000		Janus Capital Group, Inc. 6.950%, 06/15/17	4,080,680
		Leucadia National Corp.
1,770,000		8.125%, 09/15/15	1,862,925
1,185,000		7.000%, 08/15/13	1,247,212
2,800,000		Nuveen Investments, Inc. 10.500%, 11/15/15	2,814,000

90	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

High Yield Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

		OMEGA Healthcare Investors, Inc.
1,790,000		7.500%, 02/15/20*	$1,848,175
350,000		7.000%, 04/01/14	353,938

			13,229,430

		Health Care (4.5%)
		Bio-Rad Laboratories, Inc.
2,500,000		7.500%, 08/15/13	2,550,000
1,765,000		8.000%, 09/15/16	1,892,963
2,500,000		Community Health Systems, Inc. 8.875%, 07/15/15	2,631,250
2,800,000		Inverness Medical Innovations, Inc. 7.875%, 02/01/16	2,772,000
1,300,000		Talecris Biotherapeutics Holdings Corp.* 7.750%, 11/15/16	1,319,500
1,520,000		Valeant Pharmaceuticals International* 7.625%, 03/15/20	1,554,200

			12,719,913

		Industrials (14.1%)
3,300,000		BE Aerospace, Inc. 8.500%, 07/01/18	3,539,250
3,050,000		Belden, Inc. 7.000%, 03/15/17	3,019,500
1,250,000		Clean Harbors, Inc. 7.625%, 08/15/16	1,307,813
3,665,000		Deluxe Corp. 7.375%, 06/01/15	3,742,881
1,325,000		FTI Consulting, Inc. 7.750%, 10/01/16	1,369,719
1,000,000		Gardner Denver, Inc. 8.000%, 05/01/13	1,011,250
2,425,000		General Cable Corp. 7.125%, 04/01/17	2,440,156
750,000		GEO Group, Inc.* 7.750%, 10/15/17	770,625
1,850,000		Interline Brands, Inc. 8.125%, 06/15/14	1,866,187
1,075,000		Joy Global, Inc. 6.625%, 11/15/36	1,057,831
3,085,000		Kansas City Southern 13.000%, 12/15/13	3,702,000
		Oshkosh Corp.*
1,000,000		8.500%, 03/01/20	1,057,500
590,000		8.250%, 03/01/17	623,925
3,100,000		Spirit AeroSystems Holdings, Inc.* 7.500%, 10/01/17	3,185,250
2,500,000		SPX Corp. 7.625%, 12/15/14	2,656,250
		Terex Corp.
1,730,000		7.375%, 01/15/14	1,760,275
800,000		8.000%, 11/15/17	784,000
2,050,000		Triumph Group, Inc. 8.000%, 11/15/17	2,060,250
4,025,000		Wesco Distribution, Inc.~ 7.500%, 10/15/17	4,004,875

			39,959,537

		Information Technology (6.3%)
3,300,000		Amkor Technology, Inc. 9.250%, 06/01/16	3,531,000
800,000		Anixter International, Inc. 5.950%, 03/01/15	784,000
640,000		Brocade Communications Systems, Inc.* 6.875%, 01/15/20	664,000
520,000		Equinix, Inc. 8.125%, 03/01/18	544,050
4,280,000		Jabil Circuit, Inc. 8.250%, 03/15/18	4,654,500
220,000		JDA Software Group, Inc.* 8.000%, 12/15/14	231,550
738,000		Lexmark International, Inc. 6.650%, 06/01/18	789,956
1,000,000		Motorola, Inc. 6.500%, 09/01/25	1,017,093
1,130,000		National Semiconductor Corp. 6.600%, 06/15/17	1,246,269
1,500,000		Seagate Technology 6.800%, 10/01/16	1,530,000
2,675,000		Xerox Corp.~ 8.000%, 02/01/27	2,698,345

			17,690,763

		Materials (7.5%)
400,000		Airgas, Inc.* 7.125%, 10/01/18	441,000
500,000		Allegheny Ludlum Corp. 6.950%, 12/15/25	494,681
720,000		Ashland, Inc.* 9.125%, 06/01/17	822,600
1,800,000		Ball Corp. 7.375%, 09/01/19	1,903,500
1,493,000		Boise Cascade Holdings, LLC 7.125%, 10/15/14	1,481,803
3,700,000		Greif, Inc. 7.750%, 08/01/19	3,912,750
		Nalco Holding Company
1,740,000		8.250%, 05/15/17*	1,874,850
500,000	EUR	9.000%, 11/15/13	685,697
2,760,000		Silgan Holdings, Inc. 7.250%, 08/15/16	2,891,100

Schedule of Investments SEMIANNUAL REPORT	91

See accompanying Notes to Schedule of Investments

High Yield Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

		Steel Dynamics, Inc.
2,300,000		7.750%, 04/15/16	$2,412,125
500,000		7.625%, 03/15/20*	520,000
2,265,000		Terra Industries, Inc. 7.750%, 11/01/19	2,788,781
		Union Carbide Corp.
645,000		7.875%, 04/01/23	644,357
350,000		7.500%, 06/01/25	342,146

			21,215,390

		Telecommunication Services (3.8%)
		Frontier Communications Corp.
2,500,000		7.875%, 01/15/27	2,350,000
100,000		9.000%, 08/15/31	101,500
1,350,000		New Communications Holdings, Inc.* 8.250%, 04/15/17	1,397,250
3,000,000		Qwest Communications International, Inc. 7.750%, 02/15/31	2,955,000
3,935,000		Syniverse Technologies, Inc. 7.750%, 08/15/13	4,013,700

			10,817,450

		Utilities (2.2%)
6,150,000		Edison Mission Energy 7.500%, 06/15/13	5,504,250
1,000,000		Energy Future Holdings Corp. 10.250%, 11/01/15	755,000

			6,259,250

		TOTAL CORPORATE BONDS (Cost $197,799,538)	208,874,124

CONVERTIBLE BONDS (7.0%)
		Energy (0.6%)
2,300,000		Global Industries, Ltd. 2.750%, 08/01/27	1,581,250

		Information Technology (2.4%)
2,620,000		ADC Telecommunications, Inc. 3.500%, 07/15/15	2,200,800
1,300,000		ON Semiconductor Corp. 2.625%, 12/15/26	1,343,875
3,500,000		VeriSign, Inc. 3.250%, 08/15/37	3,316,250

			6,860,925

		Materials (4.0%)
2,900,000		AngloGold Ashanti, Ltd. 3.500%, 05/22/14	3,410,931
3,770,000		Newmont Mining Corp. 3.000%, 02/15/12	5,042,375
		Sino-Forest Corp.*
1,500,000		5.000%, 08/01/13	1,698,750
1,160,000		4.250%, 12/15/16	1,244,100

			11,396,156

		TOTAL CONVERTIBLE BONDS (Cost $17,361,825)	19,838,331

SOVEREIGN BOND (1.0%)
500,000	BRL	Federal Republic of Brazil 10.000%, 01/01/12 (Cost $2,871,103)	2,877,037

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (9.7%)
		Consumer Staples (2.9%)
120,000		Archer-Daniels-Midland Company 6.250%	4,752,000
		Bunge, Ltd.
14,000		4.875%	1,179,500
3,900		5.125%	2,130,375

			8,061,875

		Financials (4.1%)
160,000		Affiliated Managers Group, Inc. 5.150%	5,920,000
2,950		Bank of America Corp. 7.250%	2,896,871
2,850		Wells Fargo & Company 7.500%	2,810,100

			11,626,971

		Health Care (1.2%)
2,500		Mylan, Inc. 6.500%	3,279,815

		Materials (1.5%)
41,750		Freeport-McMoRan Copper & Gold, Inc. 6.750%	4,322,252

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $22,219,447)	27,290,913

NUMBER OF
UNITS			VALUE

STRUCTURED EQUITY-LINKED SECURITIES (3.6%)+*
		Consumer Discretionary (0.4%)
5,300		Credit Suisse Group (Priceline.com, Inc.) 11.000%, 10/19/10	1,311,220

92	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

High Yield Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
UNITS		VALUE

	Energy (2.7%)
29,000	BNP Paribas, SA (ENSCO, PLC) 11.000%, 11/22/10	$1,357,200
20,000	Credit Suisse Group (Noble Energy, Inc.) 12.000%, 06/18/10	1,477,000
15,700	Deutsche Bank, AG (Apache Corp.) 8.000%, 06/10/10	1,578,164
42,000	Goldman Sachs Group, Inc. (Noble Corp.) 12.000%, 06/30/10	1,675,800
21,900	JPMorgan Chase & Company (Devon Energy Corp.) 8.000%, 05/28/10	1,475,841

		7,564,005

	Information Technology (0.5%)
75,000	Barclays Capital, Inc. (EMC Corp.) 8.000%, 09/08/10	1,365,000

	TOTAL STRUCTURED EQUITY-LINKED SECURITIES (Cost $10,094,347)	10,240,225

NUMBER OF
CONTRACTS		VALUE

PURCHASED OPTIONS (0.8%)#
	Other (0.8%)
	SPDR Trust Series 1
3,650	Put, 12/18/10, Strike $108.00	1,799,450
1,360	Put, 09/18/10, Strike $110.00	478,720

	TOTAL PURCHASED OPTIONS (Cost $2,727,384)	2,278,170

NUMBER OF
SHARES		VALUE

SHORT TERM INVESTMENT (2.5%)
6,952,710	Fidelity Prime Money Market Fund - Institutional Class (Cost $6,952,710)	6,952,710

TOTAL INVESTMENTS (98.5%) (Cost $260,026,354)		278,351,510

OTHER ASSETS, LESS LIABILITIES (1.5%)		4,199,147

NET ASSETS (100.0%)		$282,550,657

NOTES TO SCHEDULE OF INVESTMENTS

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2010, the value of 144A securities that could not be exchanged to the registered form is $16,988,525 or 6.0% of net assets.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities aggregate a total value of $6,022,329.
+	Structured equity-linked securities are designed to simulate the characteristics of the equity security in the parenthetical.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
EUR	European Monetary Unit
GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Schedule of Investments SEMIANNUAL REPORT	93

See accompanying Notes to Financial Statements

Market Neutral Income Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

CONVERTIBLE BONDS (33.6%)
	Consumer Discretionary (3.8%)
8,900,000	Coinstar, Inc. 4.000%, 09/01/14	$11,781,375
3,600,000	D.R. Horton, Inc. 2.000%, 05/15/14	4,612,500
5,000,000	Eastman Kodak Company* 7.000%, 04/01/17	5,787,500
3,200,000	Eddie Bauer Holdings, Inc.** 5.250%, 04/01/14	64,000
11,000,000	Gaylord Entertainment Company* 3.750%, 10/01/14	15,358,750
10,750,000	Interpublic Group of Companies, Inc.~ 4.250%, 03/15/23	11,569,687
6,000,000	JAKKS Pacific, Inc.* 4.500%, 11/01/14	7,110,000
7,000,000	MGM Mirage* 4.250%, 04/15/15	7,656,250
7,800,000	Virgin Media, Inc. 6.500%, 11/15/16	9,759,750

		73,699,812

	Consumer Staples (1.4%)
6,900,000	Archer-Daniels-Midland Company~ 0.875%, 02/15/14	6,813,750
8,800,000	Smithfield Foods, Inc.~ 4.000%, 06/30/13	9,603,000
8,900,000	Tyson Foods, Inc. - Series A~ 3.250%, 10/15/13	11,592,250

		28,009,000

	Energy (1.2%)
12,900,000	Alpha Natural Resources, Inc.~ 2.375%, 04/15/15	14,673,750
9,310,000	James River Coal Company* 4.500%, 12/01/15	9,484,563

		24,158,313

	Financials (1.7%)
7,000,000	Affiliated Managers Group, Inc. 3.950%, 08/15/38	7,183,750
17,500,000	Jefferies Group, Inc. 3.875%, 11/01/29	18,243,750
4,000,000	Knight Capital Group, Inc.* 3.500%, 03/15/15	3,975,600
4,000,000	PHH Corp.* 4.000%, 09/01/14	4,435,000

		33,838,100

	Health Care (6.2%)
4,600,000	AMERIGROUP Corp. 2.000%, 05/15/12	4,870,250
5,500,000	BioMarin Pharmaceutical, Inc. 1.875%, 04/23/17	7,026,250
12,000,000	Cephalon, Inc.~ 2.500%, 05/01/14	13,485,000
15,500,000	Charles River Laboratories International, Inc.~ 2.250%, 06/15/13	15,093,125
2,000,000	Gilead Sciences, Inc. 0.500%, 05/01/11	2,217,500
9,000,000	Henry Schein, Inc. 3.000%, 08/15/34	11,790,000
9,000,000	King Pharmaceuticals, Inc. 1.250%, 04/01/26	8,100,000
17,550,000	Millipore Corp.~ 3.750%, 06/01/26	22,069,125
9,900,000	Mylan, Inc. 1.250%, 03/15/12	11,013,750
3,000,000	NuVasive, Inc. 2.250%, 03/15/13	3,386,250
7,800,000	Onyx Pharmaceuticals, Inc. 4.000%, 08/15/16	8,326,500
3,800,000	OSI Pharmaceuticals, Inc. 2.000%, 12/15/25	7,571,500
3,000,000	PSS World Medical, Inc.* 3.125%, 08/01/14	3,783,750
2,900,000	SonoSite, Inc. 3.750%, 07/15/14	3,161,000

		121,894,000

	Industrials (3.2%)
15,100,000	Alliant Techsystems, Inc.~ 2.750%, 09/15/11	15,553,000
	Covanta Holding Corp.
14,000,000	1.000%, 02/01/27~	13,440,000
2,000,000	3.250%, 06/01/14*	2,232,500
10,000,000	General Cable Corp.~ 0.875%, 11/15/13	9,037,500
8,800,000	Orbital Sciences Corp. 2.438%, 01/15/27	9,009,000
4,800,000	United Rentals, Inc. 4.000%, 11/15/15	7,128,000
6,200,000	WESCO International, Inc. 2.625%, 10/15/25	6,533,250

		62,933,250

	Information Technology (12.1%)
10,900,000	Alliance Data Systems Corp. 1.750%, 08/01/13	12,044,500
	Ciena Corp.
7,000,000	4.000%, 03/15/15*	8,137,500
6,400,000	0.875%, 06/15/17	4,896,000
13,600,000	CommScope, Inc.~ 3.250%, 07/01/15	18,530,000
10,125,000	Comtech Telecommunications Corp.* 3.000%, 05/01/29	10,909,687

94	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Market Neutral Income Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT		VALUE

18,500,000	EMC Corp. 1.750%, 12/01/11	$23,425,625
	Equinix, Inc.
5,800,000	4.750%, 06/15/16	8,141,750
3,320,000	2.500%, 04/15/12	3,585,600
7,400,000	FEI Company~ 2.875%, 06/01/13	7,548,000
3,000,000	Finisar Corp.* 5.000%, 10/15/29	4,773,750
10,000,000	GSI Commerce, Inc. 2.500%, 06/01/27	11,137,500
13,100,000	Informatica Corp.~ 3.000%, 03/15/26	17,095,500
5,250,000	Lawson Software Americas, Inc.~ 2.500%, 04/15/12	5,236,875
16,100,000	Macrovision Solutions Corp. 2.625%, 08/15/11	22,982,750
	Mentor Graphics Corp.
7,160,000	6.250%, 03/01/26	7,106,300
2,930,000	1.899%, 08/06/23‡	2,906,560
13,800,000	NetApp, Inc.~ 1.750%, 06/01/13	17,215,500
11,000,000	Salesforce.com, Inc.* 0.750%, 01/15/15	12,567,500
5,000,000	Take-Two Interactive Software, Inc. 4.375%, 06/01/14	6,031,250
9,179,000	Tech Data Corp. 2.750%, 12/15/26	9,569,108
4,000,000	TeleCommunication Systems, Inc.* 4.500%, 11/01/14	4,080,000
2,500,000	THQ, Inc.* 5.000%, 08/15/14	2,828,125
3,300,000	TTM Technologies, Inc. 3.250%, 05/15/15	3,192,750
5,000,000	Verigy, Ltd.* 5.250%, 07/15/14	5,750,000
9,000,000	VeriSign, Inc.~ 3.250%, 08/15/37	8,527,500

		238,219,630

	Materials (2.8%)
17,000,000	Goldcorp, Inc.* 2.000%, 08/01/14	20,336,250
8,550,000	Jaguar Mining, Inc.* 4.500%, 11/01/14	9,565,312
5,000,000	Kaiser Aluminum Corp.* 4.500%, 04/01/15	5,267,500
15,200,000	Kinross Gold Corp.~ 1.750%, 03/15/28	15,713,000
4,000,000	Steel Dynamics, Inc. 5.125%, 06/15/14	4,615,000

		55,497,062

	Telecommunication Services (1.2%)
	SBA Communications Corp.
11,500,000	1.875%, 05/01/13	12,089,375
1,200,000	4.000%, 10/01/14*	1,606,500
8,800,000	tw telecom, Inc. 2.375%, 04/01/26	9,955,000

		23,650,875

	TOTAL CONVERTIBLE BONDS (Cost $602,215,895)	661,900,042

SYNTHETIC CONVERTIBLE SECURITIES (4.8%)
Corporate Bonds (2.7%)
	Energy (1.2%)
3,900,000	Arch Western Finance, LLC 6.750%, 07/01/13	3,948,750
7,000,000	Bristow Group, Inc. 6.125%, 06/15/13	7,026,250
2,300,000	Chesapeake Energy Corp. 7.500%, 09/15/13	2,334,500
4,000,000	Pride International, Inc. 7.375%, 07/15/14	4,130,000
3,000,000	Superior Energy Services, Inc.~ 6.875%, 06/01/14	3,000,000
	Whiting Petroleum Corp.~
2,410,000	7.250%, 05/01/13	2,452,175
1,042,000	7.250%, 05/01/12	1,048,512

		23,940,187

	Health Care (0.4%)
7,674,000	Bio-Rad Laboratories, Inc. 6.125%, 12/15/14	7,789,110

	Industrials (0.5%)
4,000,000	FTI Consulting, Inc. 7.625%, 06/15/13	4,060,000
4,300,000	Trinity Industries, Inc.~ 6.500%, 03/15/14	4,412,875

		8,472,875

	Information Technology (0.3%)
4,160,000	Anixter International, Inc. 5.950%, 03/01/15	4,076,800
2,000,000	Flextronics International, Ltd. 6.250%, 11/15/14	2,020,000

		6,096,800

	Materials (0.1%)
2,000,000	Silgan Holdings, Inc.~ 7.250%, 08/15/16	2,095,000

	Telecommunication Services (0.1%)
2,000,000	New Communications Holdings, Inc.* 7.875%, 04/15/15	2,075,000

Schedule of Investments SEMIANNUAL REPORT	95

See accompanying Notes to Schedule of Investments

Market Neutral Income Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

		Utilities (0.1%)
1,900,000		Edison Mission Energy 7.500%, 06/15/13	$1,700,500

		TOTAL CORPORATE BONDS	52,169,472

		Sovereign Bonds (1.6%)
10,750,000	AUD	Commonwealth of Australia 5.750%, 04/15/12	10,096,325
14,000,000	NZD	Government of New Zealand 6.000%, 11/15/11	10,494,719
60,000,000	NOK	Kingdom of Norway 5.000%, 05/15/15	11,157,782

		TOTAL SOVEREIGN BONDS	31,748,826

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (0.5%)#
		Consumer Staples (0.1%)
2,400	CHF	Nestle, SA Call, 12/16/11, Strike $52.00	1,106,166

		Energy (0.1%)
750		China Petroleum & Chemical Corp. Call, 01/21/12, Strike $80.00	911,250

		Industrials (0.0%)
750		L-3 Communications Holdings, Inc. Call, 01/21/12, Strike $90.00	900,000

		Information Technology (0.2%)
200		Baidu.com, Inc. Call, 01/21/12, Strike $700.00	2,969,000
800		Infosys Technologies, Ltd. Call, 01/21/12, Strike $60.00	772,000
185		MasterCard, Inc. Call, 01/21/12, Strike $220.00	1,078,550

			4,819,550

		Materials (0.1%)
1,450		Barrick Gold Corp. Call, 01/21/12, Strike $40.00	1,439,125

		TOTAL PURCHASED OPTIONS	9,176,091

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $92,041,996)	93,094,389

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (0.7%)
		Consumer Staples (0.3%)
10,500		Bunge, Ltd. 5.125%	5,735,625

		Telecommunication Services (0.4%)
145,000		Crown Castle International Corp.~ 6.250%	8,455,313

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $16,441,194)	14,190,938

COMMON STOCKS (57.8%)
		Consumer Discretionary (5.2%)
214,500		Amazon.com, Inc.#	29,399,370
98,500		Apollo Group, Inc. - Class A#	5,654,885
126,000		Carnival Corp.	5,254,200
115,000		Coach, Inc.	4,801,250
273,500		Comcast Corp. - Class A	5,398,890
310,000		Home Depot, Inc.	10,927,500
80,000		McDonald’s Corp.	5,647,200
168,700		Nike, Inc. - Class B	12,806,017
25,000		Priceline.com, Inc.#	6,551,250
210,000		Starbucks Corp.	5,455,800
85,000		Target Corp.	4,833,950
169,300		Walt Disney Company	6,237,012

			102,967,324

		Consumer Staples (6.3%)
215,000		Avon Products, Inc.	6,950,950
340,000		Coca-Cola Company	18,173,000
24,300		Colgate-Palmolive Company	2,043,630
135,000		Costco Wholesale Corp.	7,975,800
55,000		Kimberly-Clark Corp.	3,369,300
160,800		PepsiCo, Inc.	10,487,376
269,500		Philip Morris International, Inc.	13,227,060
422,800		Procter & Gamble Company	26,281,248
424,500		Wal-Mart Stores, Inc.	22,774,425
354,000		Walgreen Company	12,443,100

			123,725,889

		Energy (6.9%)
246,000		Anadarko Petroleum Corp.	15,291,360
233,500		Apache Corp.	23,760,960
141,500		Chevron Corp.	11,523,760
60,000		ConocoPhillips	3,551,400
270,200		Devon Energy Corp.	18,192,566
120,000		ENSCO, PLC	5,661,600
275,550		Exxon Mobil Corp.	18,696,067
219,000		Halliburton Company	6,712,350
80,000		Noble Corp.#	3,159,200
210,000		Occidental Petroleum Corp.	18,618,600
155,000		Southwestern Energy Company#	6,150,400
99,000		XTO Energy, Inc.	4,704,480

			136,022,743

96	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Market Neutral Income Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
SHARES		VALUE

	Financials (8.1%)
270,000	Aflac, Inc.	$13,759,200
85,000	Aon Corp.	3,609,100
225,900	Bank of America Corp.	4,027,797
14,250	CME Group, Inc.	4,679,843
95,600	Franklin Resources, Inc.	11,055,184
470,000	Janus Capital Group, Inc.	6,617,600
537,700	JPMorgan Chase & Company	22,895,266
434,140	MetLife, Inc.	19,788,101
320,000	Prudential Financial, Inc.	20,339,200
115,000	T. Rowe Price Group, Inc.	6,613,650
195,000	Travelers Companies, Inc.	9,894,300
627,500	US Bancorp	16,798,175
625,000	Wells Fargo & Company	20,693,750

		160,771,166

	Health Care (6.5%)
257,800	Abbott Laboratories	13,189,048
104,000	Amgen, Inc.#	5,965,440
90,000	Baxter International, Inc.	4,249,800
245,200	Bristol-Myers Squibb Company	6,201,108
140,000	Celgene Corp.#	8,673,000
538,750	Johnson & Johnson	34,641,625
405,000	Medtronic, Inc.	17,694,450
194,200	Merck & Company, Inc.	6,804,768
343,600	Pfizer, Inc.	5,744,992
115,000	Stryker Corp.	6,605,600
155,000	Thermo Fisher Scientific, Inc.#	8,568,400
80,000	Waters Corp.#	5,759,200
55,000	Zimmer Holdings, Inc.#	3,350,050

		127,447,481

	Industrials (6.4%)
239,000	3M Company	21,192,130
114,600	Boeing Company	8,300,478
35,000	Caterpillar, Inc.	2,383,150
147,250	Danaher Corp.~	12,410,230
75,000	Eaton Corp.	5,787,000
58,000	FedEx Corp.	5,220,580
66,000	General Dynamics Corp.	5,039,760
727,500	General Electric Company	13,720,650
229,000	Honeywell International, Inc.	10,870,630
95,000	Parker-Hannifin Corp.	6,572,100
45,000	Union Pacific Corp.	3,404,700
82,500	United Parcel Service, Inc.	5,704,050
345,000	United Technologies Corp.	25,857,750

		126,463,208

	Information Technology (13.4%)
208,250	Apple, Inc.~#	54,378,240
1,225,000	Cisco Systems, Inc.#	32,977,000
95,000	Cognizant Technology Solutions Corp.#	4,862,100
150,000	Corning, Inc.	2,887,500
175,000	Dell, Inc.#	2,831,500
800,000	eBay, Inc.#	19,048,000
64,400	Google, Inc.#	33,838,336
288,400	Hewlett-Packard Company	14,988,148
1,015,500	Intel Corp.	23,183,865
94,200	International Business Machines Corp.	12,151,800
1,178,400	Microsoft Corp.	35,988,336
779,500	Oracle Corp.	20,142,280
167,100	QUALCOMM, Inc.	6,473,454

		263,750,559

	Materials (1.9%)
123,000	E.I. du Pont de Nemours and Company	4,900,320
130,000	Freeport-McMoRan Copper & Gold, Inc.	9,818,900
52,000	Monsanto Company	3,279,120
224,000	Newmont Mining Corp.	12,561,920
90,000	Nucor Corp.	4,078,800
45,000	PPG Industries, Inc.~	3,166,650

		37,805,710

	Telecommunication Services (1.3%)
535,100	AT&T, Inc.	13,944,706
445,000	Verizon Communications, Inc.	12,856,050

		26,800,756

	Utilities (1.8%)
215,000	Dominion Resources, Inc.	8,987,000
244,600	Duke Energy Corp.	4,104,388
55,000	Entergy Corp.	4,470,950
117,000	Exelon Corp.	5,100,030
90,000	FPL Goup, Inc.	4,684,500
182,000	PG&E Corp.	7,971,600

		35,318,468

	TOTAL COMMON STOCKS (Cost $1,164,833,901)	1,141,073,304

Schedule of Investments SEMIANNUAL REPORT	97

See accompanying Notes to Schedule of Investments

Market Neutral Income Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
CONTRACTS			VALUE

PURCHASED OPTIONS (0.6%)#
		Consumer Discretionary (0.0%)
		JAKKS Pacific, Inc.
670		Put, 06/19/10, Strike $7.50	$5,025
340		Put, 06/19/10, Strike $10.00	1,700

			6,725

		Information Technology (0.0%)
700		Ciena Corp. Put, 10/16/10, Strike $10.00	10,500

		Materials (0.0%)
1,370		Jaguar Mining, Inc. Put, 09/18/10, Strike $7.50	23,975

		Other (0.6%)
		S & P 500 Index
1,000		Put, 06/19/10, Strike $1,100.00	1,210,000
600		Put, 06/19/10, Strike $1,130.00	1,026,000
550		Put, 05/22/10, Strike $1,060.00	143,000
550		Put, 07/17/10, Strike $1,150.00	1,707,750
500		Put, 05/22/10, Strike $1,050.00	115,000
500		Put, 12/18/10, Strike $1,150.00	3,577,500
500		Put, 12/18/10, Strike $1,100.00	2,742,500
400		Put, 09/18/10, Strike $1,100.00	1,414,000
300		Put, 05/22/10, Strike $1,100.00	138,000
300		Put, 06/19/10, Strike $1,070.00	261,000

			12,334,750

		TOTAL PURCHASED OPTIONS (Cost $23,729,183)	12,375,950

NUMBER OF
SHARES			VALUE

SHORT TERM INVESTMENT (1.4%)
28,200,969		Fidelity Prime Money Market Fund - Institutional Class (Cost $28,200,969)	28,200,969

TOTAL INVESTMENTS (98.9%) (Cost $1,927,463,138)			1,950,835,592

OTHER ASSETS, LESS LIABILITIES (1.1%)			22,390,201

NET ASSETS (100.0%)			$1,973,225,793

COMMON STOCKS SOLD SHORT (-18.2%)#
		Consumer Discretionary (-2.0%)
(183,300)		Coinstar, Inc.	(8,131,188)
(175,200)		D.R. Horton, Inc.	(2,573,688)
(580,000)		Eastman Kodak Company	(3,549,600)
(341,700)		Gaylord Entertainment Company	(11,532,375)
(226,400)		Interpublic Group of Companies, Inc.	(2,017,224)
(285,200)		JAKKS Pacific, Inc.	(4,360,708)
(188,400)		MGM Mirage	(2,993,676)
(272,900)		Virgin Media, Inc.	(4,800,311)

			(39,958,770)

		Consumer Staples (-1.2%)
(93,100)		Archer-Daniels-Midland Company	(2,601,214)
(87,000)		Bunge, Ltd.	(4,606,650)
(82,000	) CHF	Nestle, SA	(4,012,335)
(259,200)		Smithfield Foods, Inc.	(4,857,408)
(409,000)		Tyson Foods, Inc. - Class A	(8,012,310)

			(24,089,917)

		Energy (-0.8%)
(177,900)		Alpha Natural Resources, Inc.	(8,375,532)
(27,750)		China Petroleum & Chemical Corp.	(2,227,215)
(233,385)		James River Coal Company	(4,392,306)

			(14,995,053)

		Financials (-0.6%)
(28,740)		Affiliated Managers Group, Inc.	(2,419,333)
(212,250)		Jefferies Group, Inc.	(5,777,445)
(135,300)		Knight Capital Group, Inc.	(2,103,915)
(119,700)		PHH Corp.	(2,715,993)

			(13,016,686)

		Health Care (-3.2%)
(49,500)		AMERIGROUP Corp.	(1,793,880)
(193,200)		BioMarin Pharmaceutical, Inc.	(4,515,084)
(126,000)		Cephalon, Inc.	(8,089,200)
(149,125)		Charles River Laboratories International, Inc.	(4,992,705)
(41,600)		Gilead Sciences, Inc.	(1,650,272)
(183,700)		Henry Schein, Inc.	(11,108,339)
(127,500)		King Pharmaceuticals, Inc.	(1,249,500)
(58,200)		Millipore Corp.	(6,177,930)
(271,700)		Mylan, Inc.	(5,985,551)
(45,400)		NuVasive, Inc.	(1,888,640)
(123,550)		Onyx Pharmaceuticals, Inc.	(3,566,889)
(129,250)		OSI Pharmaceuticals, Inc.	(7,583,098)
(111,000)		PSS World Medical, Inc.	(2,600,730)
(54,422)		SonoSite, Inc.	(1,824,225)

			(63,026,043)

		Industrials (-1.2%)
(46,700)		Alliant Techsystems, Inc.	(3,778,497)
(237,030)		Covanta Holding Corp.	(4,143,284)
(88,800)		General Cable Corp.	(2,537,016)
(26,250)		L-3 Communications Holdings, Inc.	(2,456,213)
(181,450)		Orbital Sciences Corp.	(3,335,051)
(298,800)		United Rentals, Inc.	(4,290,768)
(60,800)		WESCO International, Inc.	(2,469,696)

			(23,010,525)

98	SEMIANNUAL REPORT Schedule of Investments

See accompanying Notes to Schedule of Investments

Market Neutral Income Fund

 SCHEDULE OF INVESTMENTS APRIL 30, 2010 (UNAUDITED)

NUMBER OF
SHARES		VALUE

	Information Technology (-7.1%)
(83,200)	Alliance Data Systems Corp.	$(6,244,992)
(12,200)	Baidu.com, Inc.	(8,409,460)
(238,000)	Ciena Corp.	(4,400,620)
(392,200)	CommScope, Inc.	(12,777,876)
(148,800)	Comtech Telecommunications Corp.	(4,648,512)
(617,500)	EMC Corp.	(11,738,675)
(77,200)	Equinix, Inc.	(7,770,180)
(163,500)	FEI Company	(3,678,750)
(240,300)	Finisar Corp.	(3,594,888)
(260,600)	GSI Commerce, Inc.	(7,101,350)
(459,065)	Informatica Corp.	(11,481,216)
(32,000)	Infosys Technologies, Ltd.	(1,916,160)
(39,950)	Lawson Software Americas, Inc.	(310,012)
(11,000)	MasterCard, Inc.	(2,728,440)
(61,150)	Mentor Graphics Corp.	(549,738)
(332,800)	NetApp, Inc.	(11,538,176)
(446,150)	Rovi Corp.	(17,390,927)
(80,500)	Salesforce.com, Inc.	(6,890,800)
(302,900)	Take-Two Interactive Software, Inc.	(3,292,523)
(48,800)	Tech Data Corp.	(2,093,520)
(256,600)	TeleCommunication Systems, Inc.	(1,773,106)
(145,700)	THQ, Inc.	(1,107,320)
(125,700)	TTM Technologies, Inc.	(1,365,102)
(216,900)	Verigy, Ltd.	(2,589,786)
(209,000)	VeriSign, Inc.	(5,699,430)

		(141,091,559)

	Materials (-1.2%)
(55,000)	Barrick Gold Corp.	(2,395,250)
(189,900)	Goldcorp, Inc.	(8,209,377)
(400,400)	Jaguar Mining, Inc.	(4,428,424)
(67,800)	Kaiser Aluminum Corp.	(2,724,882)
(200,000)	Kinross Gold Corp.	(3,794,000)
(111,000)	Steel Dynamics, Inc.	(1,743,810)

		(23,295,743)

	Telecommunication Services (-0.9%)
(127,200)	Crown Castle International Corp.	(4,814,520)
(229,000)	SBA Communications Corp.	(8,099,730)
(249,000)	tw telecom, Inc.	(4,432,200)

		(17,346,450)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $299,036,246)	(359,830,746)

NUMBER OF
CONTRACTS		VALUE

WRITTEN OPTIONS (-1.9%)#
	Consumer Discretionary (0.0%)
550	D.R. Horton, Inc. Call, 05/22/10, Strike $12.00	$(149,875)
700	MGM Mirage Call, 01/22/11, Strike $17.50	(194,250)
200	Priceline.com, Inc. Call, 07/17/10, Strike $260.00	(456,000)

		(800,125)

	Materials (0.0%)
650	Freeport-McMoRan Copper & Gold, Inc. Call, 01/22/11, Strike $100.00	(209,625)

	Other (-1.9%)
	S & P 500 Index
1,900	Call, 06/19/10, Strike $1,130.00	(13,347,500)
1,300	Call, 05/22/10, Strike $1,150.00	(5,908,500)
1,000	Call, 06/19/10, Strike $1,125.00	(7,425,000)
900	Call, 09/18/10, Strike $1,275.00	(1,773,000)
850	Call, 06/19/10, Strike $1,120.00	(6,659,750)
500	Call, 12/18/10, Strike $1,250.00	(2,262,500)

		(37,376,250)

	TOTAL WRITTEN OPTIONS (Premium $17,061,610)	(38,386,000)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At April 30, 2010, the value of 144A securities that could not be exchanged to the registered form is $141,670,437 or 7.2% of net assets.
**	Eddie Bauer Holdings, Inc. filed for bankruptcy protection on June 17, 2009.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities aggregate a total value of $190,640,558.
‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2010.
#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CHF	Swiss Franc
NOK	Norwegian Krone
NZD	New Zealand Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Schedule of Investments SEMIANNUAL REPORT	99

See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

	Growth	Value	Blue Chip	Multi-Fund	International
April 30, 2010 (unaudited)	Fund	Fund	Fund	Blend	Growth Fund

ASSETS
Investments in securities, at cost	$7,076,674,959	$60,897,616	$61,969,973	$—	$228,859,713
Investments in affiliated funds, at cost	—	—	—	19,999,777	—

Investments in securities, at value	$8,558,151,328	$65,705,791	$69,702,293	$—	$260,303,630
Investments in affiliated funds, at value	—	—	—	17,393,822	—
Cash with custodian (interest bearing)	—	—	—	—	—
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	—	—	—	27,797	—
Restricted foreign currency for short positions (cost $-)	—	—	—	—	—
Foreign currency (cost $26; $48,413)	27	—	—	—	48,458
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—
Receivables:
Accrued interest and dividends	2,820,807	72,415	39,014	—	562,975
Investments sold	126,028,605	—	309,385	21,574	—
Fund shares sold	12,184,122	2,254	74,128	1,312	626,465
Prepaid expenses	219,055	34,156	34,473	23,387	30,489
Other assets	603,515	57,100	50,619	26,964	47,725

Total assets	8,700,007,459	65,871,716	70,209,912	17,494,856	261,619,742

LIABILITIES
Due to custodian bank	—	—	40,069	30,681	—
Common stocks sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $-)	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—
Payables:
Investments purchased	43,656,187	—	—	—	—
Fund shares redeemed	14,471,173	84,230	160,393	21,013	412,109
Dividends payable	—	—	—	—	—
Affiliates:
Investment advisory fees	5,814,579	54,541	58,422	—	250,174
Distribution fees	103,612	576	648	302	2,673
Deferred compensation to trustees	603,515	57,100	50,619	26,964	47,725
Financial accounting fees	81,954	624	667	165	2,468
Trustees’ fees and officer compensation	5,976	140	156	199	245
Other accounts payable and accrued liabilities	3,836,279	23,417	23,082	28,388	283,358

Total liabilities	68,573,275	220,628	334,056	107,712	998,752

NET ASSETS	$8,631,434,184	$65,651,088	$69,875,856	$17,387,144	$260,620,990

COMPOSITION OF NET ASSETS
Paid in capital	$7,669,941,973	$67,391,991	$79,860,926	$21,504,484	$313,978,233
Undistributed net investment income (loss)	(29,698,746)	(61,234)	(245,925)	(50,924)	(988,137)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(490,324,632)	(6,485,968)	(17,471,465)	(1,460,461)	(83,617,172)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	1,481,515,589	4,806,299	7,732,320	(2,605,955)	31,248,066 *

NET ASSETS	$8,631,434,184	$65,651,088	$69,875,856	$17,387,144	$260,620,990

CLASS A SHARES†
Net assets applicable to shares outstanding	$5,293,655,404	$34,981,892	$32,675,663	$7,727,603	$126,760,316
Shares outstanding	112,954,655	3,074,103	2,869,008	721,665	8,986,488
Net asset value and redemption price per share	$46.87	$11.38	$11.39	$10.71	$14.11

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$49.20	$11.95	$11.96	$11.24	$14.81

CLASS B SHARES†**
Net assets applicable to shares outstanding	$582,492,849	$4,875,839	$4,722,958	$2,146,834	$17,530,868
Shares outstanding	12,439,418	454,476	430,388	204,132	1,279,920
Net asset value and redemption price per share	$46.83	$10.73	$10.97	$10.52	$13.70

CLASS C SHARES†**
Net assets applicable to shares outstanding	$1,812,705,062	$7,069,579	$10,481,542	$6,735,894	$47,102,006
Shares outstanding	42,299,006	659,329	954,770	640,758	3,443,399
Net asset value and redemption price per share	$42.85	$10.72	$10.98	$10.51	$13.68

CLASS I SHARES†
Net assets applicable to shares outstanding	$935,499,826	$18,631,311	$21,900,623	$679,645	$68,532,887
Shares outstanding	18,359,066	1,613,264	1,916,488	63,156	4,831,852
Net asset value and redemption price per share	$50.96	$11.55	$11.43	$10.76	$14.18

CLASS R SHARES†
Net assets applicable to shares outstanding	$7,081,043	$92,467	$95,070	$97,168	$694,913
Shares outstanding	152,355	8,158	8,377	9,112	49,560
Net asset value and redemption price per share	$46.48	$11.33	$11.35	$10.66	$14.02

†	No par value; unlimited number of shares authorized.
*	Net of deferred foreign capital gains tax of $197,074
**	Redemption price may be reduced by contingent deferred sales charge.

100	SEMIANNUAL REPORT Statements of Assets and Liabilities

See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

				Global Growth
	Evolving World	Global Equity	Growth and	and Income	Convertible
April 30, 2010 (unaudited)	Growth Fund	Fund	Income Fund	Fund	Fund

ASSETS
Investments in securities, at cost	$61,261,337	$40,952,166	$3,504,076,253	$960,361,240	$2,928,827,191
Investments in affiliated funds, at cost	—	—	—	—	—

Investments in securities, at value	$69,207,763	$45,607,894	$3,999,649,698	$1,039,319,566	$3,317,176,493
Investments in affiliated funds, at value	—	—	—	—	—
Cash with custodian (interest bearing)	—	—	—	—	—
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	—	—	—	—	—
Restricted foreign currency for short positions (cost $-)	—	—	—	—	—
Foreign currency (cost $36,812; $1,946; $5)	36,616	1,956	—	5	—
Unrealized appreciation on forward foreign currency contracts	—	109,445	—	2,422,079	1,136,769
Receivables:
Accrued interest and dividends	145,243	48,783	14,305,229	3,878,556	15,686,408
Investments sold	91,606	129,954	590,064	295,032	32,653,520
Fund shares sold	3,031,533	55,834	10,683,780	3,447,649	11,633,316
Prepaid expenses	21,925	33,707	131,363	55,631	172,439
Other assets	15,610	25,751	277,307	94,598	118,150

Total assets	72,550,296	46,013,324	4,025,637,441	1,049,513,116	3,378,577,095

LIABILITIES
Due to custodian bank	—	—	—	—	—
Common stocks sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $1,407,014; $1,591,164)	—	—	2,131,500	—	2,526,600
Unrealized depreciation on forward foreign currency contracts	—	—	—	32,953	—
Payables:
Investments purchased	—	—	9,689,154	4,341,482	75,316,931
Fund shares redeemed	—	17,821	5,916,252	1,723,673	7,057,098
Dividends payable	—	—	—	—	—
Affiliates:
Investment advisory fees	61,355	43,431	2,215,059	834,274	1,831,000
Distribution fees	291	433	58,215	10,912	33,732
Deferred compensation to trustees	15,610	25,751	277,307	94,598	118,150
Financial accounting fees	637	428	37,867	9,812	31,113
Trustees’ fees and officer compensation	158	189	1,669	440	1,439
Other accounts payable and accrued liabilities	72,617	18,169	1,173,910	222,183	749,888

Total liabilities	150,668	106,222	21,500,933	7,270,327	87,665,951

NET ASSETS	$72,399,628	$45,907,102	$4,004,136,508	$1,042,242,789	$3,290,911,144

COMPOSITION OF NET ASSETS
Paid in capital	$64,687,972	$50,884,272	$3,769,379,032	$1,059,089,712	$2,746,411,453
Undistributed net investment income (loss)	123,245	(366,180)	(16,954,091)	(951,413)	(33,965,877)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(302,345)	(9,376,175)	(243,105,243)	(97,232,342)	189,937,380
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	7,890,756 *	4,765,185	494,816,810	81,336,832	388,528,188

NET ASSETS	$72,399,628	$45,907,102	$4,004,136,508	$1,042,242,789	$3,290,911,144

CLASS A SHARES†
Net assets applicable to shares outstanding	$26,089,244	$28,621,927	$1,771,170,976	$319,361,064	$1,799,994,853
Shares outstanding	2,304,363	2,747,775	60,568,624	32,538,013	93,395,260
Net asset value and redemption price per share	$11.32	$10.42	$29.24	$9.82	$19.27

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$11.88	$10.94	$30.70	$10.31	$20.23

CLASS B SHARES†**
Net assets applicable to shares outstanding	$1,564,086	$2,416,416	$349,457,633	$48,116,289	$75,783,819
Shares outstanding	138,696	235,586	10,546,028	4,822,036	3,341,109
Net asset value and redemption price per share	$11.28	$10.26	$33.14	$9.98	$22.68

CLASS C SHARES†**
Net assets applicable to shares outstanding	$2,381,861	$5,477,693	$1,309,752,163	$267,027,123	$696,917,329
Shares outstanding	211,384	535,075	44,570,357	28,563,889	36,318,731
Net asset value and redemption price per share	$11.27	$10.24	$29.39	$9.35	$19.19

CLASS I SHARES†
Net assets applicable to shares outstanding	$41,219,398	$8,295,864	$565,124,441	$407,209,120	$715,988,301
Shares outstanding	3,631,491	794,975	19,756,935	40,887,584	39,424,705
Net asset value and redemption price per share	$11.35	$10.44	$28.60	$9.96	$18.16

CLASS R SHARES†
Net assets applicable to shares outstanding	$1,145,039	$1,095,202	$8,631,295	$529,193	$2,226,842
Shares outstanding	101,158	105,852	296,352	54,246	115,792
Net asset value and redemption price per share	$11.32	$10.35	$29.13	$9.76	$19.23

†	No par value; unlimited number of shares authorized.
*	Net of deferred foreign capital gains tax of $56,016.
**	Redemption price may be reduced by contingent deferred sales charge.

Statements of Assets and Liabilities SEMIANNUAL REPORT	101

See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

	Total Return	High Yield	Market Neutral
April 30, 2010 (unaudited)	Bond Fund	Fund	Income Fund

ASSETS
Investments in securities, at cost	$195,594,267	$260,026,354	$1,927,463,138
Investments in affiliated funds, at cost	—	—	—

Investments in securities, at value	$204,232,579	$278,351,510	$1,950,835,592
Investments in affiliated funds, at value	—	—	—
Cash with custodian (interest bearing)	—	—	10,000,001
Restricted cash for short positions (interest bearing)	—	—	365,727,882
Due from investment advisor	34,071	—	—
Restricted foreign currency for short positions (cost $4,041,481)	—	—	4,031,292
Foreign currency (cost $1,014)	—	—	1,023
Unrealized appreciation on forward foreign currency contracts	—	—	—
Receivables:
Accrued interest and dividends	2,501,943	4,678,118	7,415,708
Investments sold	—	—	64,201,032
Fund shares sold	429,375	1,045,923	13,077,295
Prepaid expenses	29,350	39,411	101,290
Other assets	28,890	64,046	116,016

Total assets	207,256,208	284,179,008	2,415,507,131

LIABILITIES
Due to custodian bank	—	—	—
Common stocks sold short, at value (proceeds $299,036,246)	—	—	359,830,746
Options written, at value (premium $17,061,610)	—	—	38,386,000
Unrealized depreciation on forward foreign currency contracts	—	—	—
Payables:
Investments purchased	1,000,000	390,000	38,969,470
Fund shares redeemed	296,426	652,022	3,517,468
Dividends payable	106,276	248,362	—
Affiliates:
Investment advisory fees	93,021	169,808	1,103,237
Distribution fees	2,324	3,054	18,780
Deferred compensation to trustees	28,890	64,046	116,016
Financial accounting fees	1,933	2,588	18,316
Trustees’ fees and officer compensation	194	283	555
Other accounts payable and accrued liabilities	52,980	98,188	320,750

Total liabilities	1,582,044	1,628,351	442,281,338

NET ASSETS	$205,674,164	$282,550,657	$1,973,225,793

COMPOSITION OF NET ASSETS
Paid in capital	$195,762,624	$270,997,112	$2,149,918,999
Undistributed net investment income (loss)	(4,964,083)	(407,016)	2,898,503
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	6,236,628	(6,363,125)	(120,827,526)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	8,638,995	18,323,686	(58,764,183)

NET ASSETS	$205,674,164	$282,550,657	$1,973,225,793

CLASS A SHARES†
Net assets applicable to shares outstanding	$100,988,208	$191,766,877	$1,155,062,067
Shares outstanding	9,275,206	19,641,989	98,387,953
Net asset value and redemption price per share	$10.89	$9.76	$11.74

Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$11.31 #	$10.25	$12.33

CLASS B SHARES†**
Net assets applicable to shares outstanding	$19,826,257	$17,845,235	$28,911,915
Shares outstanding	1,821,038	1,760,615	2,345,366
Net asset value and redemption price per share	$10.89	$10.14	$12.33

CLASS C SHARES†**
Net assets applicable to shares outstanding	$39,345,887	$45,381,196	$366,374,728
Shares outstanding	3,614,645	4,507,436	30,773,194
Net asset value and redemption price per share	$10.89	$10.07	$11.91

CLASS I SHARES†
Net assets applicable to shares outstanding	$44,186,045	$27,362,523	$421,365,541
Shares outstanding	4,060,242	2,802,914	36,225,923
Net asset value and redemption price per share	$10.88	$9.76	$11.63

CLASS R SHARES†
Net assets applicable to shares outstanding	$1,327,767	$194,826	$1,511,542
Shares outstanding	121,962	19,966	129,021
Net asset value and redemption price per share	$10.89	$9.76	$11.72

†	No par value; unlimited number of shares authorized.
**	Redemption price may be reduced by contingent deferred sales charge.
#	For Total Return Bond, maximum offering price per share is Net asset value plus 3.75% of offering price.

102	SEMIANNUAL REPORT Statements of Assets and Liabilities

See accompanying Notes to Financial Statements

Statements of Operations

	Growth	Value	Blue Chip	Multi-Fund	International
Six Months Ended April 30, 2010 (unaudited)	Fund	Fund	Fund	Blend	Growth Fund

INVESTMENT INCOME
Interest	$118,245	$—	$1,285	$—	$707
Dividends	32,891,225	591,359	433,800	—	1,376,913
Dividends from affiliates	—	—	—	52,112	—
Dividend taxes withheld	(274,187)	(21,051)	(2,876)	—	(96,945)

Total investment income	32,735,283	570,308	432,209	52,112	1,280,675

EXPENSES
Investment advisory fees	34,047,803	318,408	349,563	—	1,210,167
Performance fees	—	—	—	—	190,821
Distribution fees
Class A	6,503,503	41,915	40,569	10,118	153,278
Class B	2,970,854	24,970	25,293	10,913	87,327
Class C	8,893,121	34,355	52,982	32,265	229,023
Class R	13,925	222	229	232	1,599
Transfer agent fees	7,010,818	37,404	37,215	20,330	154,964
Printing and mailing fees	964,029	3,053	3,662	2,312	19,917
Financial accounting fees	479,484	3,641	3,997	994	13,837
Custodian fees	247,869	3,841	2,993	4,947	32,794
Accounting fees	200,978	13,996	13,974	16,464	15,575
Trustees’ fees and officer compensation	136,160	7,322	7,435	6,691	10,013
Audit fees	117,411	7,212	7,247	6,610	9,563
Registration fees	79,672	24,031	21,368	24,825	27,853
Legal fees	38,251	2,351	2,343	2,170	3,102
Dividend expense on short positions	—	—	—	—	—
Other	196,540	4,677	5,604	2,681	15,831

Total expenses	61,900,418	527,398	574,474	141,552	2,175,664
Less expense reductions	—	—	—	(66,289)	—

Net expenses	61,900,418	527,398	574,474	75,263	2,175,664

NET INVESTMENT INCOME (LOSS)	(29,165,135)	42,910	(142,265)	(23,151)	(894,989)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	113,742,400	(861,751)	2,112,516	516,567	7,480,393
Purchased options	(130,382,503)	(1,068,296)	(1,246,345)	—	(4,503,319)
Foreign currency transactions	(31,553)	(14,846)	857	—	(162,841)
Written options	—	—	—	—	—
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	1,301,609,096	7,232,053	5,585,364	1,151,947	25,039,749 *
Purchased options	(69,269,362)	(459,575)	(516,334)	—	(1,698,162)
Foreign currency translations	50,674	264	—	—	(7,025)
Written options	—	—	—	—	—
Short positions	—	—	—	—	—

NET GAIN (LOSS) ON INVESTMENTS	1,215,718,752	4,827,849	5,936,058	1,668,514	26,148,795

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,186,553,617	$4,870,759	$5,793,793	$1,645,363	$25,253,806

*	Net of change of $136,817 in deferred capital gains tax.

Statements of Operations SEMIANNUAL REPORT	103

See accompanying Notes to Financial Statements

Statements of Operations

				Global Growth
	Evolving World	Global	Growth and	and Income	Convertible
Six Months Ended April 30, 2010 (unaudited)	Growth Fund	Equity Fund	Income Fund	Fund	Fund

INVESTMENT INCOME
Interest	$310,483	$10	$33,280,941	$10,735,266	$46,863,325
Dividends	415,691	174,498	28,316,421	5,798,976	15,703,523
Dividends from affiliates	—	—	—	—	—
Dividend taxes withheld	(17,374)	(5,995)	(27,785)	(244,175)	(6,332)

Total investment income	708,800	168,513	61,569,577	16,290,067	62,560,516

EXPENSES
Investment advisory fees	305,280	196,269	13,024,163	4,474,459	10,548,565
Performance fees	—	34,859	—	—	—
Distribution fees
Class A	24,376	30,989	2,192,793	361,211	2,271,601
Class B	7,329	11,253	1,824,593	247,953	411,488
Class C	9,453	25,281	6,440,869	1,244,647	3,175,163
Class R	2,753	2,581	12,175	1,067	3,209
Transfer agent fees	13,615	17,879	2,343,783	393,259	1,597,504
Printing and mailing fees	2,403	1,852	311,229	50,945	208,182
Financial accounting fees	3,173	2,244	222,567	52,387	179,018
Custodian fees	15,398	10,150	76,482	39,317	57,839
Accounting fees	14,103	14,150	104,387	35,098	89,990
Trustees’ fees and officer compensation	7,170	6,970	65,927	19,784	53,775
Audit fees	7,098	6,879	58,959	18,002	49,393
Registration fees	25,904	25,391	46,331	33,259	72,231
Legal fees	2,406	2,261	67,485	22,844	18,068
Dividend expense on short positions	—	—	—	—	—
Other	5,267	5,132	93,042	24,119	32,969

Total expenses	445,728	394,140	26,884,785	7,018,351	18,768,995
Less expense reductions	—	—	—	—	—

Net expenses	445,728	394,140	26,884,785	7,018,351	18,768,995

NET INVESTMENT INCOME (LOSS)	263,072	(225,627)	34,684,792	9,271,716	43,791,521

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	807,170	(411,591)	25,799,515	(773,699)	169,626,934
Purchased options	(1,006,207)	(661,910)	(59,338,091)	(15,373,840)	(15,966,324)
Foreign currency transactions	3,190	558,412	(117,506)	12,747,359	6,034,438
Written options	—	—	2,756,662	102,544	671,192
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	5,361,649 *	5,907,307	281,704,067	54,935,904	31,607,980
Purchased options	(270,296)	(152,183)	(4,836,090)	(640,395)	(21,319,882)
Foreign currency translations	3,237	27,523	130,692	(1,354,106)	(909,335)
Written options	—	—	(724,486)	—	(957,228)
Short positions	—	—	—	—	—

NET GAIN (LOSS) ON INVESTMENTS	4,898,743	5,267,558	245,374,763	49,643,767	168,787,775

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,161,815	$5,041,931	$280,059,555	$58,915,483	$212,579,296

*	Net of change of $40,124 in deferred capital gains tax.

104	SEMIANNUAL REPORT Statements of Operations

See accompanying Notes to Financial Statements

Statements of Operations

	Total Return	High Yield	Market Neutral
Six Months Ended April 30, 2010 (unaudited)	Bond Fund	Fund	Income Fund

INVESTMENT INCOME
Interest	$3,837,836	$9,745,692	$16,861,723
Dividends	25,172	1,533,835	10,189,826
Dividends from affiliates	—	—	—
Dividend taxes withheld	—	—	—

Total investment income	3,863,008	11,279,527	27,051,549

EXPENSES
Investment advisory fees	553,557	1,058,120	6,001,789
Performance fees	—	—	—
Distribution fees
Class A	120,890	243,908	1,302,899
Class B	104,765	93,181	150,804
Class C	199,464	223,299	1,751,465
Class R	3,226	439	2,985
Transfer agent fees	79,980	172,858	916,234
Printing and mailing fees	11,930	16,418	141,033
Financial accounting fees	11,509	16,131	99,035
Custodian fees	8,268	9,123	19,030
Accounting fees	21,904	26,474	58,946
Trustees’ fees and officer compensation	9,482	10,783	31,841
Audit fees	9,007	10,171	29,416
Registration fees	34,379	30,734	49,676
Legal fees	3,029	3,494	9,427
Dividend expense on short positions	—	—	199,317
Other	6,039	11,630	37,256

Total expenses	1,177,429	1,926,763	10,801,153
Less expense reductions	(94,881)	—	—

Net expenses	1,082,548	1,926,763	10,801,153

NET INVESTMENT INCOME (LOSS)	2,780,460	9,352,764	16,250,396

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	2,191,393	6,785,061	23,544,600
Purchased options	—	(2,722,756)	(23,361,249)
Foreign currency transactions	73,372	(2,412)	20,581
Written options	—	—	(20,976,626)
Short positions	—	—	(10,243,045)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(483,635)	6,083,001	163,517,139
Purchased options	—	(872,924)	(11,167,208)
Foreign currency translations	(2,165)	(2,270)	(21,685)
Written options	—	—	(15,192,589)
Short positions	—	—	(58,530,806)

NET GAIN (LOSS) ON INVESTMENTS	1,778,965	9,267,700	47,589,112

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,559,425	$18,620,464	$63,839,508

Statements of Operations SEMIANNUAL REPORT	105

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Growth		Value		Blue Chip
	Fund		Fund		Fund

	(unaudited)		(unaudited)		(unaudited)
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009	April 30, 2010	October 31, 2009	April 30, 2010	October 31, 2009

OPERATIONS
Net investment income (loss)	$(29,165,135)	$(45,606,217)	$42,910	$245,215	$(142,265)	$401,884
Net realized gain (loss)	(16,671,656)	(205,603,225)	(1,944,893)	(4,365,384)	867,028	(16,722,782)
Change in unrealized appreciation/(depreciation)	1,232,390,408	1,848,449,505	6,772,742	11,379,300	5,069,030	21,996,101

Net increase (decrease) in net assets resulting from operations	1,186,553,617	1,597,240,063	4,870,759	7,259,131	5,793,793	5,675,203

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(84,203)	(26,945)	(59,037)	(255,367)
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	(89,615)	(75,845)	(102,414)	(174,446)
Class R	—	—	(25)	—	—	(314)

Total distributions	—	—	(173,843)	(102,790)	(161,451)	(430,127)

CAPITAL SHARE TRANSACTIONS	(543,561,011)	(1,472,005,372)	(2,495,065)	(19,535,597)	(5,035,947)	(38,960,358)

TOTAL INCREASE (DECREASE) IN NET ASSETS	642,992,606	125,234,691	2,201,851	(12,379,256)	596,395	(33,715,282)

NET ASSETS
Beginning of period	$7,988,441,578	$7,863,206,887	$63,449,237	$75,828,493	$69,279,461	$102,994,743

End of period	8,631,434,184	7,988,441,578	65,651,088	63,449,237	69,875,856	69,279,461

Undistributed net investment income (loss)	$(29,698,746)	$(533,611)	$(61,234)	$69,699	$(245,925)	$57,791

106	SEMIANNUAL REPORT Statements of Changes in Net Assets

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Multi-Fund		International		Evolving World
	Blend		Growth Fund		Growth Fund

	(unaudited)		(unaudited)		(unaudited)
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009	April 30, 2010	October 31, 2009	April 30, 2010	October 31, 2009

OPERATIONS
Net investment income (loss)	$(23,151)	$43,253	$(894,989)	$357,719	$263,072	$433,548
Net realized gain (loss)	516,567	(1,948,806)	2,814,233	(69,398,417)	(195,847)	1,173
Change in unrealized appreciation/(depreciation)	1,151,947	4,937,510	23,334,562	126,729,358	5,094,590	9,400,760

Net increase (decrease) in net assets resulting from operations	1,645,363	3,031,957	25,253,806	57,688,660	5,161,815	9,835,481

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(51,973)	—	—	—	(123,921)	(12,873)
Class B	—	—	—	—	(1,322)	(4,102)
Class C	—	—	—	—	(2,896)	(4,134)
Class I	(1,969)	—	(94,524)	—	(197,463)	(140,736)
Class R	(367)	—	—	—	(4,205)	(5,400)

Total distributions	(54,309)	—	(94,524)	—	(329,807)	(167,245)

CAPITAL SHARE TRANSACTIONS	(1,307,277)	(1,583,002)	19,668,543	(110,466,806)	24,339,618	14,763,642

TOTAL INCREASE (DECREASE) IN NET ASSETS	283,777	1,448,955	44,827,825	(52,778,146)	29,171,626	24,431,878

NET ASSETS
Beginning of period	$17,103,367	$15,654,412	$215,793,165	$268,571,311	$43,228,002	$18,796,124

End of period	17,387,144	17,103,367	260,620,990	215,793,165	72,399,628	43,228,002

Undistributed net investment income (loss)	$(50,924)	$26,536	$(988,137)	$1,376	$123,245	$189,980

Statements of Changes in Net Assets SEMIANNUAL REPORT	107

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Global		Growth and
	Equity Fund		Income Fund		Global Growth and Income Fund

	(unaudited)		(unaudited)		(unaudited)
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009	April 30, 2010	October 31, 2009	April 30, 2010	October 31, 2009

OPERATIONS
Net investment income (loss)	$(225,627)	$(158,836)	$34,684,792	$77,422,186	$9,271,716	$16,394,030
Net realized gain (loss)	(515,089)	(7,229,577)	(30,899,420)	(242,588,596)	(3,297,636)	(109,959,500)
Change in unrealized appreciation/(depreciation)	5,782,647	15,011,190	276,274,183	1,053,665,930	52,941,403	260,203,064

Net increase (decrease) in net assets resulting from operations	5,041,931	7,622,777	280,059,555	888,499,520	58,915,483	166,637,594

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	(695,102)	(21,451,020)	(29,007,691)	(1,306,065)	(8,574,434)
Class B	—	(58,669)	(2,487,010)	(2,986,601)	(113,669)	(1,410,005)
Class C	—	(170,561)	(10,821,848)	(12,271,471)	(725,888)	(6,736,508)
Class I	—	(177,502)	(6,427,428)	(3,782,098)	(1,852,908)	(3,712,441)
Class R	—	(32,307)	(50,813)	(24,779)	(2,112)	(6,428)
Return of capital
Class A	—	(23,440)	—	—	—	—
Class B	—	(1,978)	—	—	—	—
Class C	—	(5,752)	—	—	—	—
Class I	—	(5,986)	—	—	—	—
Class R	—	(1,089)	—	—	—	—

Total distributions	—	(1,172,386)	(41,238,119)	(48,072,640)	(4,000,642)	(20,439,816)

CAPITAL SHARE TRANSACTIONS	7,402,353	(6,909,721)	22,179,052	(585,564,501)	199,982,987	(94,192,794)

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,444,284	(459,330)	261,000,488	254,862,379	254,897,828	52,004,984

NET ASSETS
Beginning of period	$33,462,818	$33,922,148	$3,743,136,020	$3,488,273,641	$787,344,961	$735,339,977

End of period	45,907,102	33,462,818	4,004,136,508	3,743,136,020	1,042,242,789	787,344,961

Undistributed net investment income (loss)	$(366,180)	$(140,553)	$(16,954,091)	$(10,400,764)	$(951,413)	$(6,222,487)

108	SEMIANNUAL REPORT Statements of Changes in Net Assets

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Convertible		Total Return
	Fund		Bond Fund		High Yield Fund

	(unaudited)		(unaudited)		(unaudited)
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009	April 30, 2010	October 31, 2009	April 30, 2010	October 31, 2009

OPERATIONS
Net investment income (loss)	$43,791,521	$54,879,433	$2,780,460	$5,145,407	$9,352,764	$15,729,747
Net realized gain (loss)	160,366,240	640,551	2,264,765	7,361,643	4,059,893	(7,615,656)
Change in unrealized appreciation/(depreciation)	8,421,535	484,936,486	(485,800)	11,515,589	5,207,807	72,746,629

Net increase (decrease) in net assets resulting from operations	212,579,296	540,456,470	4,559,425	24,022,639	18,620,464	80,860,720

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(34,089,397)	(32,703,556)	(3,758,603)	(2,686,608)	(8,683,533)	(9,318,650)
Class B	(943,598)	(1,502,062)	(761,981)	(587,605)	(701,924)	(859,890)
Class C	(9,377,582)	(9,327,690)	(1,432,133)	(936,941)	(1,700,351)	(1,818,714)
Class I	(11,518,815)	(7,668,547)	(1,712,473)	(1,596,851)	(1,062,398)	(742,653)
Class R	(20,897)	(8,540)	(49,112)	(42,208)	(7,369)	(5,304)
Net realized gains
Class A	—	(830,040)	—	—	—	—
Class B	—	(138,438)	—	—	—	—
Class C	—	(481,820)	—	—	—	—
Class I	—	(89,428)	—	—	—	—
Class R	—	(198)	—	—	—	—

Total distributions	(55,950,289)	(52,750,319)	(7,714,302)	(5,850,213)	(12,155,575)	(12,745,211)

CAPITAL SHARE TRANSACTIONS	217,779,538	1,959,647,961	9,318,419	58,841,491	(15,948,940)	81,622,285

TOTAL INCREASE (DECREASE) IN NET ASSETS	374,408,545	2,447,354,112	6,163,542	77,013,917	(9,484,051)	149,737,794

NET ASSETS
Beginning of period	$2,916,502,599	$469,148,487	$199,510,622	$122,496,705	$292,034,708	$142,296,914

End of period	3,290,911,144	2,916,502,599	205,674,164	199,510,622	282,550,657	292,034,708

Undistributed net investment income (loss)	$(33,965,877)	$(21,807,109)	$(4,964,083)	$(30,241)	$(407,016)	$2,395,795

Statements of Changes in Net Assets SEMIANNUAL REPORT	109

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Market Neutral
	Income Fund

	(unaudited)
	Six Months Ended	Year Ended
	April 30, 2010	October 31, 2009

OPERATIONS
Net investment income (loss)	$16,250,396	$32,527,122
Net realized gain (loss)	(31,015,739)	(94,185,757)
Change in unrealized appreciation/(depreciation)	78,604,851	190,775,418

Net increase (decrease) in net assets resulting from operations	63,839,508	129,116,783

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(4,903,529)	(36,481,545)
Class B	(38,654)	(1,532,939)
Class C	(593,135)	(13,129,850)
Class I	(1,540,863)	(5,437,121)
Class R	(4,277)	(13,128)
Net realized gains
Class A	—	(20,378,869)
Class B	—	(1,056,570)
Class C	—	(8,958,799)
Class I	—	(2,810,312)
Class R	—	(7,201)

Total distributions	(7,080,458)	(89,806,334)

CAPITAL SHARE TRANSACTIONS	428,883,984	122,455,452

TOTAL INCREASE (DECREASE) IN NET ASSETS	485,643,034	161,765,901

NET ASSETS
Beginning of period	$1,487,582,759	$1,325,816,858

End of period	1,973,225,793	1,487,582,759

Undistributed net investment income (loss)	$2,898,503	$(6,271,435)

110	SEMIANNUAL REPORT Statements of Changes in Net Assets

See accompanying Notes to Financial Statements

Notes to Financial Statements

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of thirteen series, Growth Fund, Value Fund, Blue Chip Fund, Multi-Fund Blend, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Total Return Bond Fund, High Yield Fund, and Market Neutral Income Fund (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust currently offers Class A, Class C, Class I and Class R shares of each of the Funds. Class B shares continue to be outstanding, but are no longer an offered series of shares.

Fund Valuation. The valuation of the Funds’ securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities and certain convertible preferred securities are generally traded in the over-the-counter market and are valued by independent pricing services or by dealers who make markets in such securities. Valuations of such fixed income securities and certain convertible preferred securities consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based

Notes to Financial Statements SEMIANNUAL REPORT	111

Notes to Financial Statements

on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes. Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of its taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. A Fund also may treat a portion of the proceeds from each redemption of capital shares as a

112	SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

distribution of taxable net investment income and/or realized capital gain. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2005-2008 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

NOTE 2 – INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

				Value Fund, Blue
				Chip Fund, Global
				Growth and Income
				Fund, International
		Evolving World	Total Return	Growth Fund*, and
	Growth Fund	Growth Fund	Bond Fund	Global Equity Fund*
Average Daily Net Assets	Annual Rate	Annual Rate	Annual Rate	Annual Rate

First $500 million	1.00%	1.10%	0.55%	1.00%

Next $500 million	0.90%	1.05%	0.53%	0.95%

Next $5 billion	0.80%	1.00%	0.51%	0.90%

Next $5 billion	0.78%	0.98%	0.49%	0.88%

Next $5 billion	0.76%	0.96%	0.48%	0.86%

Next $5 billion	0.74%	0.94%	0.47%	0.84%

Next $5 billion	0.72%	0.92%	0.46%	0.82%

Over $26 billion	0.70%	0.90%	0.45%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

Growth and Income Fund, Convertible
Fund, Market Neutral Income Fund and
High Yield Fund
Average Daily Net Assets	Annual Rate

First $500 million	0.75%

Next $500 million	0.70%

Over $1 billion	0.65%

Multi-Fund Blend does not directly pay Calamos Advisors a fee pursuant to the management agreement in recognition of the fact that, under the management agreement between Calamos Advisors and the Trust, each underlying Fund pays Calamos Advisors a management fee. Multi-Fund Blend indirectly bears the management fees (and other expenses) of the underlying Funds.

Each of the International Growth Fund and Global Equity Fund pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of each Fund’s average daily net assets over the performance period for each full 1% increment amount by which each Fund outperforms or underperforms the benchmark index

Notes to Financial Statements SEMIANNUAL REPORT	113

Notes to Financial Statements

(“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/-0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Pursuant to a financial accounting services agreement, during the period, the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee.

The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses (excluding performance fees) of each Fund as a percentage of the average daily net assets of the particular class of shares. For all Funds except Multi-Fund Blend and Total Return Bond Fund, expenses are limited to: 1.75% for Class A shares, 2.50% for Class B shares, 2.50% for Class C shares, 1.50% for Class I shares, and 2.00% for Class R shares. For Multi-Fund Blend, expenses are limited to: 0.50% for Class A shares, 1.25% for Class B shares, 1.25% for Class C shares, 0.25% for Class I shares, and 0.75% for Class R shares. For Total Return Bond Fund, expenses are limited to: 0.90% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares, 0.65% for Class I shares, and 1.15% for Class R shares. These agreements are binding on Calamos Advisors through June 30, 2011. As of April 30, 2010, there were $66,289 and $94,881 of expenses waived or absorbed for Multi-Fund Blend and Total Return Bond Fund, respectively, included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; and a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on the Fund’s Class I shares.

114	SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the period ended April 30, 2010, CFS received commissions and underwriting fees of $225,837; $1,893; $2,825; $1,452; $18,527; $7,377; $1,555; $223,984; $52,940; $264,431; $9,404; $8,176; and $105,806 from the sale of shares of Growth Fund, Value Fund, Blue Chip Fund, Multi-Fund Blend, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Total Return Bond Fund, High Yield Fund, and Market Neutral Income Fund, respectively.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds’ transfer agent (“US Bancorp”), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Investment Trust and Calamos Advisors Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Funds’ Statements of Additional Information contains additional information about the Funds’ trustees and is available upon request without charge by calling our toll free number 800.582.6959.

Certain affiliates of Calamos Advisors hold material investments in the Funds. As of April 30, 2010, they held 41% and 47% of the outstanding shares of Global Equity Fund and Evolving World Growth Fund, respectively.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $603,515 for Growth Fund; $57,100 for Value Fund; $50,619 for Blue Chip Fund; $26,964 for Multi-Fund Blend; $47,725 for International Growth Fund; $15,610 for Evolving World Growth Fund; $25,751 for Global Equity Fund; $277,307 for Growth and Income Fund; $94,598 for Global Growth and Income Fund; $118,150 for Convertible Fund; $28,890 for Total Return Bond Fund; $64,046 for High Yield Fund; and $116,016 for Market Neutral Income Fund is included in “Other assets” on the Statements of Assets and Liabilities at April 30, 2010. Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to Trustees” on the Statements of Assets and Liabilities at April 30, 2010.

Notes to Financial Statements SEMIANNUAL REPORT	115

Notes to Financial Statements

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from sale of long-term investments, for the period ended April 30, 2010 were as follows:

	Cost of Purchases		Proceeds from Sales

Fund	U.S. Gov’t Securities	Other	U.S. Gov’t Securities	Other

Growth Fund	$0	$2,359,583,382	$0	$3,328,982,978
Value Fund	0	11,578,029	0	15,825,512
Blue Chip Fund	0	17,520,799	0	24,130,484
Multi-Fund Blend	0	2,040,807	0	3,405,936
International Growth Fund	0	97,006,804	0	87,222,604
Evolving World Growth Fund	0	36,782,331	0	17,588,441
Global Equity Fund	0	19,629,463	0	14,332,681
Growth and Income Fund	0	1,007,279,734	0	976,350,054
Global Growth and Income Fund	0	473,223,105	0	298,107,260
Convertible Fund	0	1,212,146,554	0	973,784,385
Total Return Bond Fund	34,166,175	73,005,213	17,649,454	50,225,827
High Yield Fund	0	73,257,678	0	93,094,885
Market Neutral Income Fund	0	953,609,509	0	704,419,530

The following information is presented on a federal income tax basis as of April 30, 2010. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2010 was as follows:

				Net unrealized
	Cost basis of	Gross unrealized	Gross unrealized	appreciation
Fund	investments	appreciation	depreciation	(depreciation)

Growth Fund	7,061,884,084	1,771,223,353	(274,956,109)	1,496,267,244
Value Fund	60,628,845	7,459,481	(2,382,535)	5,076,946
Blue Chip Fund	61,676,244	9,359,656	(1,333,607)	8,026,049
Multi-Fund Blend	20,095,672	6,558	(2,708,408)	(2,701,850)
International Growth Fund	229,087,628	36,207,051	(4,991,049)	31,216,002
Evolving World Growth Fund	61,100,156	9,078,364	(970,757)	8,107,607
Global Equity Fund	41,175,771	5,429,784	(997,661)	4,432,123
Growth and Income Fund	3,493,917,839	568,426,127	(62,694,268)	505,731,859
Global Growth and Income Fund	958,265,093	97,549,904	(16,495,431)	81,054,473
Convertible Fund	2,914,506,656	428,033,240	(25,363,403)	402,669,837
Total Return Bond Fund	196,219,027	8,242,334	(228,782)	8,013,552
High Yield Fund	260,969,371	22,629,735	(5,247,596)	17,382,139
Market Neutral Income Fund	1,894,340,939	146,316,769	(89,822,116)	56,494,653

116	SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

NOTE 4 – INCOME TAXES

The tax character of distributions for the period ended April 30, 2010 will be determined at the end of each Fund’s current fiscal year. Distributions during the fiscal period ended October 31, 2009 were characterized for federal income tax purposes as follows:

	Year Ended
	October 31, 2009

	Ordinary	Long-Term
Fund	Income	Capital Gain

Growth Fund	$—	$—
Value Fund	102,790	—
Blue Chip Fund	430,127	—
Multi-Fund Blend	—	—
International Growth Fund	294,598	—
Evolving World Growth Fund	187,071	—
Global Equity Fund	1,172,386	—
Growth and Income Fund	48,072,640	—
Global Growth and Income Fund	20,439,816	—
Convertible Fund	51,330,833	1,540,022
Total Return Bond Fund	6,267,172	—
High Yield Fund	12,745,211	—
Market Neutral Income Fund	56,594,287	33,212,047

As of October 31, 2009, the components of accumulated earnings/(loss) on a tax basis were as follows:

	Growth	Value	Blue Chip	Multi-Fund	International
	Fund	Fund	Fund	Blend	Growth Fund

Undistributed ordinary income	$—	$122,840	$104,329	$51,179	$81,820
Undistributed capital gains	—	—	—	—	—

Total undistributed earnings	—	122,840	104,329	51,179	81,820
Accumulated capital and other losses	(463,728,481)	(3,896,777)	(17,509,138)	(1,469,991)	(86,183,097)
Net unrealized gain/(losses)	239,200,686	(2,610,741)	1,833,935	(4,264,939)	7,665,196

Total accumulated earnings/(losses)	(224,527,795)	(6,384,678)	(15,570,874)	(5,683,751)	(78,436,081)
Other	(533,611)	(53,141)	(46,538)	(24,643)	(80,444)
Paid-in capital	8,213,502,984	69,887,056	84,896,873	22,811,761	294,309,690

	$7,988,441,578	$63,449,237	$69,279,461	$17,103,367	$215,793,165

				Global Growth
	Evolving World	Global Equity	Growth and	and Income	Convertible
	Growth Fund	Fund	Income Fund	Fund	Fund

Undistributed ordinary income	$283,989	$—	$8,933,865	$—	$13,684,392
Undistributed capital gains	—	—	—	—	—

Total undistributed earnings	283,989	—	8,933,865	—	13,684,392
Accumulated capital and other losses	(194,463)	(8,519,065)	(219,309,977)	(99,082,543)	—
Net unrealized gain/(losses)	2,876,099	(1,438,123)	206,551,900	27,403,762	374,277,611

Total accumulated earnings/(losses)	2,965,625	(9,957,188)	(3,824,212)	(71,678,781)	387,962,003
Other	(85,977)	(61,913)	(239,748)	(82,983)	(91,319)
Paid-in capital	40,348,354	43,481,919	3,747,199,980	859,106,725	2,528,631,915

	$43,228,002	$33,462,818	$3,743,136,020	$787,344,961	$2,916,502,599

Notes to Financial Statements SEMIANNUAL REPORT	117

Notes to Financial Statements

	Total Return	High Yield	Market Neutral
	Bond Fund	Fund	Income Fund

Undistributed ordinary income	$4,304,556	$3,518,874	$272,788
Undistributed capital gains	—	—	—

Total undistributed earnings	4,304,556	3,518,874	272,788
Accumulated capital and other losses	—	(9,681,493)	(98,716,698)
Net unrealized gain/(losses)	8,786,479	11,309,167	(134,910,202)

Total accumulated earnings/(losses)	13,091,035	5,146,548	(233,354,112)
Other	(24,618)	(57,892)	(98,144)
Paid-in capital	186,444,205	286,946,052	1,721,035,015

	$199,510,622	$292,034,708	$1,487,582,759

The Funds intend to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. For the fiscal year ended October 31, 2009, Evolving World Growth Fund and Total Return Bond Fund utilized capital loss carryforwards of $38,056 and $1,042,351, respectively.

As of October 31, 2009, the Funds had capital loss carryforwards which, if not used, will expire as follows:

Fund	2016	2017

Growth Fund	$(279,169,075)	$(184,559,406)
Value Fund	(203,150)	(3,693,627)
Blue Chip Fund	(1,640,650)	(15,868,488)
Multi-Fund Blend	—	(1,469,991)
International Growth Fund	(17,310,268)	(68,872,829)
Evolving World Growth Fund	(194,463)	—
Global Equity Fund	(2,048,873)	(6,470,192)
Growth and Income Fund	(31,545,485)	(187,764,492)
Global Growth and Income Fund	(22,422,429)	(76,660,114)
Convertible Fund	—	—
Total Return Bond Fund	—	—
High Yield Fund	(2,440,147)	(7,241,346)
Market Neutral Income Fund	—	(98,716,698)

NOTE 5 – SHORT SALES

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

118	SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

NOTE 6 – DERIVATIVE INSTRUMENTS

Foreign Currency Risk. The Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. The counterparty to all forward foreign currency contracts at April 30, 2010, was a multinational bank.

As of April 30, 2010 the Funds had outstanding forwards as listed on the Schedules of Investments.

Equity Risk. Each Fund may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of April 30, 2010, the Funds had outstanding purchased options and/or written options as listed on the Schedules of Investments. For the period ended April 30, 2010, the Funds had the following transactions in options written:

	Growth and		Global Growth and
	Income Fund		Income Fund

	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received

Options outstanding at October 31, 2009	—	$—	—	$—
Options written	9,940	4,619,553	313	123,028
Options closed	(6,790)	(3,212,539)	(313)	(123,028)
Options exercised	—	—	—	—
Options expired	—	—	—	—

Options outstanding at April 30, 2010	3,150	$1,407,014	—	$—

Notes to Financial Statements SEMIANNUAL REPORT	119

Notes to Financial Statements

	Convertible Fund		Market Neutral Income Fund

	Number of	Premiums	Number of	Premiums
	Contracts	Received	Contracts	Received

Options outstanding at October 31, 2009	1,800	$610,542	16,302	$30,767,129
Options written	4,235	1,786,912	24,775	57,748,692
Options closed	(2,065)	(806,290)	(29,097)	(71,085,289)
Options exercised	—	—	(2,930)	(279,240)
Options expired	—	—	(500)	(89,682)

Options outstanding at April 30, 2010	3,970	$1,591,164	8,550	$17,061,610

Below are the types of derivatives in the Funds by gross value as of April 30, 2010:

		Assets		Liabilities

		Statement of Assets &		Statement of Assets &
Fund	Derivative Type	Liabilities Location	Value	Liabilities Location	Value

Growth Fund	Options purchased	Investments in securities	$185,269,700		$—
Value Fund	Options purchased	Investments in securities	1,337,700
Blue Chip Fund	Options purchased	Investments in securities	1,451,275
International Growth Fund	Options purchased	Investments in securities	7,820,610
Evolving World Growth Fund	Options purchased	Investments in securities	1,948,005
Global Equity Fund	Options purchased	Investments in securities	1,381,645
	Foreign exchange	Unrealized appreciation on	120,894	Unrealized appreciation	11,449
	contracts	forward foreign currency		on forward foreign
		contracts		currency contracts
Growth and Income Fund	Options purchased	Investments in securities	123,538,645
	Options written			Options written	2,131,500
Global Growth and Income Fund	Options purchased	Investments in securities	34,742,698
	Foreign exchange	Unrealized appreciation on	2,654,293	Unrealized appreciation	265,167
	contracts	forward foreign currency		on forward foreign
		contracts		currency contracts
Convertible Fund	Options purchased	Investments in securities	104,434,910
	Options written			Options written	2,526,600
	Foreign exchange	Unrealized appreciation on	1,146,927	Unrealized appreciation	10,158
	contracts	forward foreign currency		on forward foreign
		contracts		currency contracts
High Yield Fund	Options purchased	Investments in securities	2,278,170
Market Neutral Income Fund	Options purchased	Investments in securities	21,552,041
	Options written			Options written	38,386,000

120	SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

VOLUME OF DERIVATIVE ACTIVITY FOR THE SIX MONTHS ENDED April 30, 2010*

Fund	Derivative Type	Volume

Growth Fund	Equity: Purchased Options	612,560
Value Fund	Equity: Purchased Options	300
Blue Chip Fund	Equity: Purchased Options	325
International Growth Fund	Equity: Purchased Options	27,885
Evolving World Growth Fund	Equity: Purchased Options	6,940
Global Equity Fund	Equity: Purchased Options	2,681
	Foreign Currency Contracts	22,367,630
Growth and Income Fund	Equity: Purchased Options	62,827
	Written Options	9,940
Global Growth and Income Fund	Equity: Purchased Options	55,361
	Written Options	313
	Foreign Currency Contracts	757,404,587
Convertible Fund	Equity: Purchased Options	57,325
	Written Options	4,235
	Foreign Currency Contracts	347,875,068
High Yield Fund	Equity: Purchased Options	5,010
Market Neutral Income Fund	Equity: Purchased Options	21,730
	Written Options	24,775

*	Activity during the period is measured by the opened number of contracts for options purchased or written and opened foreign currency contracts with foreign currency exposure measured in U.S. dollar notional.

NOTE 7 – SYNTHETIC CONVERTIBLE SECURITIES

A Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

NOTE 8 – WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

A Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if Calamos Advisors deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

Notes to Financial Statements SEMIANNUAL REPORT	121

Notes to Financial Statements

At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.

NOTE 9 – SECURITIES LENDING

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Funds’ securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds may pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds’ security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities. At April 30, 2010, no securities were on loan for any of the Funds.

NOTE 10 – STRUCTURED EQUITY-LINKED SECURITIES

The Funds may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity-linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Income received from these securities is recorded as dividends on the Statements of Operations.

NOTE 11 – VALUATIONS

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 assets and liabilities use inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange).

•	Level 2 assets and liabilities reflect inputs other than quoted prices, but use observable market data (including quoted prices of similar securities, interest rates, credit risk, etc.).

•	Level 3 assets and liabilities are valued using unobservable inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value).

122	SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	Growth Fund

	Value of Investment	Other Financial
Valuation Inputs	Securities	Instruments

Level 1 - Quoted Prices
Common Stocks	$7,829,516,192	$—
Purchased Options	185,269,700	—
Short Term Investment	179,969,123	—
Level 2 - Other significant observable inputs
Common Stocks	363,396,313	—

Total	$8,558,151,328	$—

	Value Fund

	Value of Investment	Other Financial
Valuation Inputs	Securities	Instruments

Level 1 - Quoted Prices
Common Stocks	$56,048,865	$—
Purchased Options	1,337,700	—
Short Term Investment	703,848	—
Level 2 - Other significant observable inputs
Common Stocks	7,615,378	—

Total	$65,705,791	$—

	Blue Chip Fund

	Value of Investment	Other Financial
Valuation Inputs	Securities	Instruments

Level 1 - Quoted Prices
Common Stocks	$67,095,164	$—
Purchased Options	1,451,275	—
Short Term Investment	47	—
Level 2 - Other significant observable inputs
Common Stocks	1,155,807	—

Total	$69,702,293	$—

	Multi-Fund Blend

	Value of Investment	Other Financial
Valuation Inputs	Securities	Instruments

Level 1 - Quoted Prices
Investments in Affiliated Funds	$17,393,822	$—

	International Growth Fund

	Value of Investment	Other Financial
Valuation Inputs	Securities	Instruments

Level 1 - Quoted Prices
Common Stocks	$76,081,181	$—
Purchased Options	7,820,610	—
Short Term Investment	4,281,701	—
Level 2 - Other significant observable inputs
Common Stocks	172,120,138	—

Total	$260,303,630	$—

Notes to Financial Statements SEMIANNUAL REPORT	123

Notes to Financial Statements

	Evolving World Growth Fund

	Value of Investment	Other Financial
Valuation Inputs	Securities	Instruments

Level 1 - Quoted Prices
Common Stocks	$21,907,884	$—
Purchased Options	1,948,005	—
Short Term Investment	374,385	—
Level 2 - Other significant observable inputs
Common Stocks	30,646,670	—
Convertible Bonds	14,103,344	—
Convertible Preferred Stocks	227,475	—

Total	$69,207,763	$—

	Global Equity Fund

	Value of Investment	Other Financial
Valuation Inputs	Securities	Instruments

Level 1 - Quoted Prices
Common Stocks	$26,608,282	$—
Purchased Options	1,381,645	—
Short Term Investment	1,170,151	—
Forward Foreign Currency Contracts	—	109,445
Level 2 - Other significant observable inputs
Common Stocks	16,447,816	—

Total	$45,607,894	$109,445

	Growth and Income Fund

	Value of Investment	Other Financial
Valuation Inputs	Securities	Instruments

Level 1 - Quoted Prices
Common Stocks	$1,748,202,859	$—
Convertible Preferred Stocks	233,142,053	—
Synthetic Convertible Securities (Purchased Options)	60,782,945	—
Purchased Options	62,755,700	—
Short Term Investment	75,615,596	—
Written Options	—	(2,131,500)
Level 2 - Other significant observable inputs
Common Stocks	73,516,130	—
Convertible Bonds	1,401,223,789	—
Convertible Preferred Stocks	66,422,844	—
Synthetic Convertible Securities (Sovereign Bonds)	246,534,190	—
Structured Equity-Linked Securities	11,565,592	—
Level 3 - Significant Unobservable inputs
Convertible Bond	19,888,000	—

Total	$3,999,649,698	$(2,131,500)

124	SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments	Total

Beginning Balance (as of November 1, 2009)	$19,064,000	$—	$19,064,000
Net realized gain (loss)	—	—	—
Change in net unrealized appreciation/depreciation	824,000	—	824,000
Purchases, issuances, and settlements	—	—	—
Transfers in and/or out of Level 3	—	—	—

Ending Balance (as of April 30, 2010)	$19,888,000	$—	$19,888,000

	Global Growth and
	Income Fund

	Value of Investment	Other Financial
Valuation Inputs	Securities	Instruments

Level 1 - Quoted Prices
Common Stocks	$234,235,629	$—
Convertible Preferred Stocks	36,354,297	—
Synthetic Convertible Securities (Purchased Options)	12,755,298	—
Purchased Options	21,987,400	—
Short Term Investment	29,311,155	—
Forward Foreign Currency Contracts	—	2,389,126
Level 2 - Other significant observable inputs
Common Stocks	249,736,946	—
Convertible Bonds	369,269,171	—
Convertible Preferred Stocks	8,899,125	—
Synthetic Convertible Securities (Sovereign Bonds)	70,951,247	—
Structured Equity-Linked Securities	2,463,198	—
Level 3 - Significant Unobservable inputs
Convertible Bond	3,356,100	—

Total	$1,039,319,566	$2,389,126

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments	Total

Beginning Balance (as of November 1, 2009)	$3,217,050	$—	$3,217,050
Net realized gain (loss)	—	—	—
Change in net unrealized appreciation/depreciation	139,050	—	139,050
Purchases, issuances, and settlements	—	—	—
Transfers in and/or out of Level 3	—	—	—

Ending Balance (as of April 30, 2010)	$3,356,100	$—	$3,356,100

Notes to Financial Statements SEMIANNUAL REPORT	125

Notes to Financial Statements

	Convertible Fund

	Value of Investment	Other Financial
Valuation Inputs	Securities	Instruments

Level 1 - Quoted Prices
Common Stocks	$467,898,640	$—
Convertible Preferred Stocks	191,749,322	—
Synthetic Convertible Securities (Purchased Options)	59,632,110	—
Purchased Options	44,802,800	—
Short Term Investment	62,718,078	—
Written Options	—	(2,526,600)
Forward Foreign Currency Contracts	—	1,136,769
Level 2 - Other significant observable inputs
Common Stocks	59,106,190	—
Convertible Bonds	2,148,578,019	—
Convertible Preferred Stocks	54,206,500	—
Synthetic Convertible Securities (Sovereign Bonds)	219,562,414	—
Structured Equity-Linked Securities	8,922,420	—

Total	$3,317,176,493	$(1,389,831)

	Total Return Bond Fund

	Value of Investment	Other Financial
Valuation Inputs	Securities	Instruments

Level 1 - Quoted Prices
Short Term Investment	$2,631,101	$—
Level 2 - Other significant observable inputs
Corporate Bonds	93,855,333	—
U.S. Government and Agency Securities	45,342,086	—
Sovereign Bonds	36,790,257	—
Asset Backed Securities	1,065,764	—
Commercial Mortgage Backed Securities	3,075,409	—
Residential Mortgage Backed Securities	21,472,629	—

Total	$204,232,579	$—

	High Yield Fund

	Value of Investment	Other Financial
Valuation Inputs	Securities	Instruments

Level 1 - Quoted Prices
Convertible Preferred Stocks	$18,061,038	$—
Purchased Options	2,278,170	—
Short Term Investment	6,952,710	—
Level 2 - Other significant observable inputs
Convertible Bonds	19,838,331	—
Corporate Bonds	208,874,124	—
Sovereign Bond	2,877,037	—
Convertible Preferred Stocks	9,229,875	—
Structured Equity-Linked Securities	10,240,225	—

Total	$278,351,510	$—

126	SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

	Market Neutral Income Fund

	Value of Investment	Value of Investment	Other Financial
Valuation Inputs	Securities	Securities Sold Short	Instruments

Level 1 - Quoted Prices
Common Stocks	$1,141,073,304	$(355,818,411)	$—
Synthetic Convertible Securities (Purchased Options)	9,176,091	—	—
Purchased Options	12,375,950	—	—
Short Term Investment	28,200,969	—	—
Written Options	—	—	(38,386,000)
Level 2 - Other significant observable inputs
Common Stocks	—	(4,012,335)	—
Convertible Bonds	661,900,042	—	—
Synthetic Convertible Securities (Corporate Bonds, Sovereign Bonds)	83,918,298	—	—
Convertible Preferred Stocks	14,190,938	—	—

Total	$1,950,835,592	$(359,830,746)	$(38,386,000)

Notes to Financial Statements SEMIANNUAL REPORT	127

Notes to Financial Statements

NOTE 12 – CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Funds:

For the Period Ended April 30, 2010
							Multi-Fund
	Growth Fund		Value Fund		Blue Chip Fund		Blend

Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	10,672,113	$470,873,239	121,724	$1,360,968	682,516	$7,473,756	107,330	$1,106,928
Shares issued as reinvestment of distributions	—	—	6,466	69,384	4,547	49,334	4,606	46,522
Less shares redeemed	(21,302,054)	(941,189,881)	(164,479)	(1,805,962)	(876,852)	(9,616,964)	(239,812)	(2,464,757)

Net increase (decrease)	(10,629,941)	$(470,316,642)	(36,289)	$(375,610)	(189,789)	$(2,093,874)	(127,876)	$(1,311,307)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold*	39,002	$1,724,586	20,950	$217,076	13,634	$144,829	4,810	$49,882
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(2,178,404)	(96,558,438)	(82,118)	(856,860)	(84,660)	(910,418)	(30,141)	(301,452)

Net increase (decrease)	(2,139,402)	$(94,833,852)	(61,168)	$(639,784)	(71,026)	$(765,589)	(25,331)	$(251,570)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	1,367,423	$55,589,443	56,027	$581,549	81,761	$872,513	62,464	$638,895
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(5,247,466)	(212,544,558)	(93,286)	(964,688)	(147,685)	(1,579,713)	(80,277)	(813,728)

Net increase (decrease)	(3,880,043)	$(156,955,115)	(37,259)	$(383,139)	(65,924)	$(707,200)	(17,813)	$(174,833)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	5,487,792	$269,426,233	174,108	$1,956,076	92,660	$1,031,875	65,649	$691,257
Shares issued as reinvestment of distributions	—	—	5,776	62,839	9,413	102,414	194	1,969
Less shares redeemed	(1,933,910)	(93,386,417)	(279,784)	(3,115,472)	(231,394)	(2,603,573)	(25,036)	(263,160)

Net increase (decrease)	3,553,882	$176,039,816	(99,900)	$(1,096,557)	(129,321)	$(1,469,284)	40,807	$430,066

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	90,082	$3,984,001	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	3	25	—	—	36	367
Less shares redeemed	(33,774)	(1,479,219)	—	—	—	—	—	—

Net increase (decrease)	56,308	$2,504,782	3	$25	—	$—	36	$367

*	Class B shares continue to be outstanding but are no longer an offered series of shares

128	SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

	International		Evolving World				Growth and
	Growth Fund		Growth Fund		Global Equity Fund		Income Fund

Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	2,095,881	$28,720,451	1,061,797	$11,811,276	1,363,963	$14,042,978	7,043,654	$202,332,211
Shares issued as reinvestment of distributions	—	—	9,901	106,535	—	—	644,477	18,400,197
Less shares redeemed	(2,023,410)	(27,701,355)	(250,272)	(2,738,207)	(935,876)	(9,765,306)	(10,731,188)	(309,112,906)

Net increase (decrease)	72,471	$1,019,096	821,426	$9,179,604	428,087	$4,277,672	(3,043,057)	$(88,380,498)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold*	65,151	$876,529	9,930	$109,862	18,080	$181,317	85,936	$2,788,175
Shares issued as reinvestment of distributions	—	—	123	1,322	—	—	59,593	1,923,493
Less shares redeemed	(166,920)	(2,215,502)	(3,070)	(33,656)	(18,140)	(176,401)	(1,694,468)	(55,088,764)

Net increase (decrease)	(101,769)	$(1,338,973)	6,983	$77,528	(60)	$4,916	(1,548,939)	$(50,377,096)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	319,911	$4,267,415	75,343	$821,837	71,402	$702,922	2,980,766	$86,049,439
Shares issued as reinvestment of distributions	—	—	268	2,881	—	—	278,137	7,972,949
Less shares redeemed	(383,379)	(5,027,783)	(3,986)	(43,423)	(35,219)	(347,011)	(4,429,277)	(127,630,181)

Net increase (decrease)	(63,468)	$(760,368)	71,625	$781,295	36,183	$355,911	(1,170,374)	$(33,607,793)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	3,344,262	$46,313,593	2,387,429	$26,763,201	288,463	$2,879,701	9,411,788	$265,812,517
Shares issued as reinvestment of distributions	6,915	93,005	18,304	197,321	—	—	208,289	5,819,087
Less shares redeemed	(1,852,951)	(25,694,390)	(1,111,550)	(12,659,284)	(11,106)	(114,386)	(2,968,553)	(82,788,537)

Net increase (decrease)	1,498,226	$20,712,208	1,294,183	$14,301,238	277,357	$2,765,315	6,651,524	$188,843,067

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	12,197	$169,576	163	$1,767	513	$5,208	220,471	$6,290,245
Shares issued as reinvestment of distributions	—	—	390	4,205	—	—	1,251	35,811
Less shares redeemed	(10,180)	(132,996)	(564)	(6,019)	(707)	(6,669)	(21,600)	(624,684)

Net increase (decrease)	2,017	$36,580	(11)	$(47)	(194)	$(1,461)	200,122	$5,701,372

*	Class B shares continue to be outstanding but are no longer an offered series of shares

Notes to Financial Statements SEMIANNUAL REPORT	129

Notes to Financial Statements

	Global Growth and				Total Return
	Income Fund		Convertible Fund		Bond Fund		High Yield Fund

Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	7,912,006	$76,522,463	27,171,642	$512,744,696	2,425,033	$26,371,991	4,352,252	$42,029,420
Shares issued as reinvestment of distributions	114,278	1,125,639	1,437,690	27,035,678	258,504	2,790,511	798,122	7,613,527
Less shares redeemed	(5,184,246)	(50,195,422)	(34,764,388)	(658,325,187)	(1,979,410)	(21,525,102)	(7,250,791)	(69,091,579)

Net increase (decrease)	2,842,038	$27,452,680	(6,155,056)	$(118,544,813)	704,127	$7,637,400	(2,100,417)	$(19,448,632)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold*	146,987	$1,442,935	95,874	$2,123,634	207,599	$2,267,712	96,779	$968,875
Shares issued as reinvestment of distributions	8,583	86,086	27,721	612,366	46,807	504,775	44,779	443,158
Less shares redeemed	(718,301)	(7,037,681)	(923,675)	(20,498,745)	(431,136)	(4,695,964)	(398,632)	(3,977,383)

Net increase (decrease)	(562,731)	$(5,508,660)	(800,080)	$(17,762,745)	(176,730)	$(1,923,477)	(257,074)	$(2,565,350)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	4,146,293	$38,171,010	7,247,422	$136,239,236	693,365	$7,556,343	451,069	$4,469,081
Shares issued as reinvestment of distributions	53,456	501,948	319,070	5,978,647	80,947	872,345	111,605	1,098,012
Less shares redeemed	(2,476,074)	(22,673,041)	(3,051,726)	(57,448,836)	(739,990)	(8,034,001)	(716,157)	(7,082,216)

Net increase (decrease)	1,723,675	$15,999,917	4,514,766	$84,769,047	34,322	$394,687	(153,483)	$(1,515,123)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	17,330,929	$169,879,975	23,215,934	$417,058,965	2,732,591	$29,512,923	1,111,083	$10,740,073
Shares issued as reinvestment of distributions	167,455	1,674,547	380,433	6,749,372	157,101	1,694,683	103,981	992,759
Less shares redeemed	(986,075)	(9,642,370)	(8,737,262)	(155,951,522)	(2,598,980)	(28,062,832)	(438,031)	(4,221,348)

Net increase (decrease)	16,512,309	$161,912,152	14,859,105	$267,856,815	290,712	$3,144,774	777,033	$7,511,484

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	30,648	$297,216	86,316	$1,632,817	2,088	$22,954	15,766	$152,510
Shares issued as reinvestment of distributions	216	2,112	1,055	19,879	4,493	48,489	484	4,619
Less shares redeemed	(17,776)	(172,430)	(10,129)	(191,462)	(581)	(6,408)	(9,081)	(88,448)

Net increase (decrease)	13,088	$126,898	77,242	$1,461,234	6,000	$65,035	7,169	$68,681

*	Class B shares continue to be outstanding but are no longer an offered series of shares

130	SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

	Market Neutral
	Income Fund

Class A	Shares	Dollars

Shares sold	37,963,833	$439,759,123
Shares issued as reinvestment of distributions	361,751	4,168,629
Less shares redeemed	(22,635,726)	(263,205,387)

Net increase (decrease)	15,689,858	$180,722,365

Class B	Shares	Dollars

Shares sold*	115,593	$1,399,855
Shares issued as reinvestment of distributions	2,214	26,683
Less shares redeemed	(655,224)	(7,921,631)

Net increase (decrease)	(537,417)	$(6,495,093)

Class C	Shares	Dollars

Shares sold	5,883,606	$69,079,344
Shares issued as reinvestment of distributions	35,823	416,982
Less shares redeemed	(3,823,553)	(44,991,939)

Net increase (decrease)	2,095,876	$24,504,387

Class I	Shares	Dollars

Shares sold	24,740,374	$285,046,741
Shares issued as reinvestment of distributions	96,250	1,100,278
Less shares redeemed	(4,894,836)	(56,434,554)

Net increase (decrease)	19,941,788	$229,712,465

Class R	Shares	Dollars

Shares sold	42,978	$499,811
Shares issued as reinvestment of distributions	326	3,744
Less shares redeemed	(5,526)	(63,695)

Net increase (decrease)	37,778	$439,860

*	Class B shares continue to be outstanding but are no longer an offered series of shares

Notes to Financial Statements SEMIANNUAL REPORT	131

Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year Ended October 31, 2009
	Growth Fund		Value Fund		Blue Chip Fund		Multi-Fund Blend

Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	29,344,601	$950,374,678	369,834	$3,060,650	844,625	$7,137,103	587,521	$4,550,017
Shares issued as reinvestment of distributions	—	—	2,656	21,857	25,335	207,750	—	—
Less shares redeemed	(62,659,837)	(2,009,823,840)	(2,359,867)	(18,427,643)	(5,355,847)	(42,232,158)	(769,482)	(5,697,162)

Net increase (decrease)	(33,315,236)	$(1,059,449,162)	(1,987,377)	$(15,345,136)	(4,485,887)	$(34,887,305)	(181,961)	$(1,147,145)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold*	530,096	$16,680,612	75,264	$609,402	155,736	$1,251,884	42,717	$355,002
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(4,676,139)	(149,007,565)	(195,356)	(1,533,643)	(214,524)	(1,739,794)	(105,504)	(806,469)

Net increase (decrease)	(4,146,043)	$(132,326,953)	(120,092)	$(924,241)	(58,788)	$(487,910)	(62,787)	$(451,467)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	4,157,435	$125,123,352	183,634	$1,424,048	959,372	$7,659,375	252,341	$1,955,824
Shares issued as reinvestment of distributions	—	—	—	—	—	—	—	—
Less shares redeemed	(16,158,482)	(463,024,116)	(350,053)	(2,714,082)	(922,319)	(7,409,687)	(267,332)	(2,008,698)

Net increase (decrease)	(12,001,047)	$(337,900,764)	(166,419)	$(1,290,034)	37,053	$249,688	(14,991)	$(52,874)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	5,823,842	$205,297,187	264,454	$2,263,943	68,570	$540,088	14,252	$124,094
Shares issued as reinvestment of distributions	—	—	6,293	52,486	21,004	172,655	—	—
Less shares redeemed	(4,462,591)	(150,043,932)	(513,579)	(4,292,615)	(534,661)	(4,512,816)	(7,464)	(55,610)

Net increase (decrease)	1,361,251	$55,253,255	(242,832)	$(1,976,186)	(445,087)	$(3,800,073)	6,788	$68,484

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	90,175	$3,046,231	—	$—	12	$96	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	27	219	—	—
Less shares redeemed	(18,461)	(627,979)	—	—	(3,624)	(35,073)	—	—

Net increase (decrease)	71,714	$2,418,252	—	$—	(3,585)	$(34,758)	—	$—

*	Class B shares continue to be outstanding but are no longer an offered series of shares.

132	SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

	International		Evolving World				Growth and
	Growth Fund		Growth Fund		Global Equity Fund		Income Fund

Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	2,005,359	$20,049,288	1,389,056	$12,548,451	630,849	$4,253,132	10,626,207	$248,429,222
Shares issued as reinvestment of distributions	—	—	1,397	9,803	102,798	652,765	1,046,712	24,418,589
Less shares redeemed	(7,779,165)	(67,873,155)	(70,416)	(665,266)	(1,754,286)	(11,669,274)	(30,847,535)	(675,502,396)

Net increase (decrease)	(5,773,806)	$(47,823,867)	1,320,037	$11,892,988	(1,020,639)	$(6,763,377)	(19,174,616)	$(402,654,585)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold*	87,245	$867,424	31,949	$292,662	42,082	$311,047	433,239	$10,922,584
Shares issued as reinvestment of distributions	—	—	584	4,102	9,182	58,028	84,232	2,237,109
Less shares redeemed	(534,201)	(4,761,457)	(820)	(8,397)	(32,376)	(224,512)	(4,571,992)	(115,392,973)

Net increase (decrease)	(446,956)	$(3,894,033)	31,713	$288,367	18,888	$144,563	(4,054,521)	$(102,233,280)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	321,927	$3,109,466	39,172	$368,960	244,889	$1,711,889	4,493,483	$103,742,304
Shares issued as reinvestment of distributions	—	—	589	4,134	15,598	98,270	376,868	8,899,957
Less shares redeemed	(1,789,434)	(15,769,085)	(301)	(2,536)	(375,642)	(2,464,398)	(16,242,807)	(357,028,179)

Net increase (decrease)	(1,467,507)	$(12,659,619)	39,460	$370,558	(115,155)	$(654,239)	(11,372,456)	$(244,385,918)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	318,539	$3,238,817	216,882	$2,063,100	70,070	$558,003	9,385,242	$229,220,372
Shares issued as reinvestment of distributions	—	—	20,048	140,736	28,941	183,488	156,898	3,648,442
Less shares redeemed	(5,767,826)	(49,723,838)	(159)	(1,491)	(59,367)	(418,009)	(3,219,532)	(70,613,003)

Net increase (decrease)	(5,449,287)	$(46,485,021)	236,771	$2,202,345	39,644	$323,482	6,322,608	$162,255,811

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	39,406	$406,705	400	$3,984	770	$6,454	74,510	$1,709,496
Shares issued as reinvestment of distributions	—	—	769	5,400	5,276	33,396	655	15,905
Less shares redeemed	(1,286)	(10,971)	—	—	—	—	(11,681)	(271,930)

Net increase (decrease)	38,120	$395,734	1,169	$9,384	6,046	$39,850	63,484	$1,453,471

*	Class B shares continue to be outstanding but are no longer an offered series of shares.

Notes to Financial Statements SEMIANNUAL REPORT	133

Notes to Financial Statements

	Global Growth and				Total Return		High Yield
	Income Fund		Convertible Fund		Bond Fund		Fund

Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	6,680,323	53,952,526	104,961,066	$1,651,675,339	7,382,476	$77,848,270	19,204,759	$147,090,538
Shares issued as reinvestment of distributions	935,446	6,697,794	1,525,157	25,050,640	194,174	2,070,370	977,941	7,997,958
Less shares redeemed	(18,836,803)	(140,803,517)	(22,667,873)	(374,418,369)	(4,693,513)	(49,171,082)	(11,229,880)	(87,987,262)

Net increase (decrease)	(11,221,034)	$(80,153,197)	83,818,350	$1,302,307,610	2,883,137	$30,747,558	8,952,820	$67,101,234

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold*	368,094	$2,925,328	1,711,929	$30,203,056	1,427,416	$14,987,111	655,752	$5,246,820
Shares issued as reinvestment of distributions	139,979	1,027,431	55,392	1,023,405	34,182	363,934	64,813	539,250
Less shares redeemed	(2,138,913)	(16,504,945)	(1,709,794)	(31,706,966)	(740,365)	(7,840,595)	(737,754)	(5,964,550)

Net increase (decrease)	(1,630,840)	$(12,552,186)	57,527	$(480,505)	721,233	$7,510,450	(17,189)	$(178,480)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	4,379,927	$34,278,943	24,063,077	$373,665,343	3,014,329	$31,862,833	1,840,769	$15,064,769
Shares issued as reinvestment of distributions	675,530	4,647,645	372,657	6,020,158	53,007	564,629	130,643	1,091,737
Less shares redeemed	(11,658,703)	(83,581,668)	(4,300,795)	(68,307,553)	(1,423,632)	(15,139,299)	(1,177,629)	(9,478,243)

Net increase (decrease)	(6,603,246)	$(44,655,080)	20,134,939	$311,377,948	1,643,704	$17,288,163	793,783	$6,678,263

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	12,109,384	$100,711,442	29,247,509	$439,909,498	293,902	$3,110,816	1,440,117	$12,053,270
Shares issued as reinvestment of distributions	490,431	3,550,718	340,752	5,336,723	149,757	1,591,470	88,468	739,903
Less shares redeemed	(7,834,348)	(61,190,244)	(6,157,961)	(99,349,663)	(141,983)	(1,521,899)	(628,524)	(4,792,085)

Net increase (decrease)	4,765,467	$43,071,916	23,430,300	$345,896,558	301,676	$3,180,387	900,061	$8,001,088

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Shares sold	19,724	$149,509	33,097	$548,971	6,818	$73,094	1,670	$15,140
Shares issued as reinvestment of distributions	409	2,920	526	8,738	3,966	42,152	630	5,040
Less shares redeemed	(7,538)	(56,676)	(618)	(11,359)	(28)	(313)	—	—

Net increase (decrease)	12,595	$95,753	33,005	$546,350	10,756	$114,933	2,300	$20,180

*	Class B shares continue to be outstanding but are no longer an offered series of shares.

134	SEMIANNUAL REPORT Notes to Financial Statements

Notes to Financial Statements

	Market Neutral
	Income Fund

Class A	Shares	Dollars

Shares sold	46,832,843	$505,149,840
Shares issued as reinvestment of distributions	4,504,485	46,258,688
Less shares redeemed	(42,976,565)	(454,392,241)

Net increase (decrease)	8,360,763	$97,016,287

Class B	Shares	Dollars

Shares sold*	534,391	$5,808,556
Shares issued as reinvestment of distributions	162,233	1,742,203
Less shares redeemed	(1,633,535)	(18,152,232)

Net increase (decrease)	(936,911)	$(10,601,473)

Class C	Shares	Dollars

Shares sold	6,427,068	$70,266,215
Shares issued as reinvestment of distributions	1,398,089	14,533,129
Less shares redeemed	(11,803,611)	(125,764,067)

Net increase (decrease)	(3,978,454)	$(40,964,723)

Class I	Shares	Dollars

Shares sold	15,920,488	$171,365,199
Shares issued as reinvestment of distributions	563,424	5,757,710
Less shares redeemed	(9,640,735)	(100,972,405)

Net increase (decrease)	6,843,177	$76,150,504

Class R	Shares	Dollars

Shares sold	93,179	$1,035,249
Shares issued as reinvestment of distributions	897	9,223
Less shares redeemed	(17,637)	(189,615)

Net increase (decrease)	76,439	$854,857

*	Class B shares continue to be outstanding but are no longer an offered series of shares.

Notes to Financial Statements SEMIANNUAL REPORT	135

Calamos Growth Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	Class A
	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$40.60		$32.20	$70.29	$55.12	$58.31		$49.90	$47.62

Income from investment operations:
Net investment income (loss)(a)	(0.11)		(0.14)	(0.24)	(0.35)	(0.23)		(0.30)	(0.36)

Net realized and unrealized gain (loss)	6.38		8.54	(30.29)	17.49	(2.96)		11.05	2.78

Total from investment operations	6.27		8.40	(30.53)	17.14	(3.19)		10.75	2.42

Distributions:
Dividends from net investment income	—		—	—	—	—		—	—

Dividends from net realized gains	—		—	(7.56)	(1.97)	—		(2.34)	(0.14)

Total distributions	—		—	(7.56)	(1.97)	—		(2.34)	(0.14)

Net asset value, end of period	$46.87		$40.60	$32.20	$70.29	$55.12		$58.31	$49.90

Ratios and supplemental data:
Total return(b)	15.44%		26.09%	(48.11%)	32.15%	(5.47%)		21.96%	5.08%

Net assets, end of period (000)	$5,293,655		$5,017,458	$5,052,016	$12,068,660	$12,573,503		$14,242,247	$10,161,403

Ratio of net expenses to average net assets	1.29	%(c)	1.32%	1.21%	1.20%	1.19	%(c)	1.20%	1.23%

Ratio of gross expenses to average net assets prior to expense reductions	1.29	%(c)	1.33%	1.22%	1.21%	1.19	%(c)	1.20%	1.23%

Ratio of net investment income (loss) to average net assets	(0.50	%)(c)	(0.44%)	(0.46%)	(0.61%)	(0.71	%)(c)	(0.55%)	(0.74%)

	(unaudited)				April 1,
	Six Months				2006
	Ended				through
	April 30,	Year Ended October 31,			October 31,	Year Ended March 31,

	2010	2009	2008	2007	2006	2006	2005

Portfolio turnover rate	29.2%	52.3%	73.9%	75.8%	41.2%	74.7%	63.1%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

136	SEMIANNUAL REPORT Financial Highlights

Calamos Growth Fund

	Class B
	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$40.72		$32.53	$71.41	$56.37	$59.91		$51.59	$49.59

Income from investment operations:
Net investment income (loss)(a)	(0.27)		(0.39)	(0.63)	(0.80)	(0.48)		(0.72)	(0.75)

Net realized and unrealized gain (loss)	6.38		8.58	(30.69)	17.81	(3.06)		11.38	2.89

Total from investment operations	6.11		8.19	(31.32)	17.01	(3.54)		10.66	2.14

Distributions:
Dividends from net investment income	—		—	—	—	—		—	—

Dividends from net realized gains	—		—	(7.56)	(1.97)	—		(2.34)	(0.14)

Total distributions	—		—	(7.56)	(1.97)	—		(2.34)	(0.14)

Net asset value, end of period	$46.83		$40.72	$32.53	$71.41	$56.37		$59.91	$51.59

Ratios and supplemental data:
Total return(b)	15.00%		25.18%	(48.50%)	31.18%	(5.91%)		21.05%	4.31%

Net assets, end of period (000)	$582,493		$593,604	$609,200	$1,396,806	$1,280,227		$1,424,960	$1,110,017

Ratio of net expenses to average net assets	2.04	%(c)	2.07%	1.96%	1.95%	1.94	%(c)	1.95%	1.98%

Ratio of gross expenses to average net assets prior to expense reductions	2.04	%(c)	2.08%	1.97%	1.96%	1.94	%(c)	1.95%	1.98%

Ratio of net investment income (loss) to average net assets	(1.25	%)(c)	(1.19%)	(1.21%)	(1.36%)	(1.46	%)(c)	(1.30%)	(1.49%)

	Class C
	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$37.26		$29.77	$66.05	$52.29	$55.57		$48.00	$46.15

Income from investment operations:
Net investment income (loss)(a)	(0.25)		(0.36)	(0.58)	(0.74)	(0.44)		(0.67)	(0.69)

Net realized and unrealized gain (loss)	5.84		7.85	(28.14)	16.47	(2.84)		10.58	2.68

Total from investment operations	5.59		7.49	(28.72)	15.73	(3.28)		9.91	1.99

Distributions:
Dividends from net investment income	—		—	—	—	—		—	—

Dividends from net realized gains	—		—	(7.56)	(1.97)	—		(2.34)	(0.14)

Total distributions	—		—	(7.56)	(1.97)	—		(2.34)	(0.14)

Net asset value, end of period	$42.85		$37.26	$29.77	$66.05	$52.29		$55.57	$48.00

Ratios and supplemental data:
Total return(b)	15.00%		25.16%	(48.50%)	31.16%	(5.90%)		21.06%	4.31%

Net assets, end of period (000)	$1,812,705		$1,720,775	$1,732,305	$3,801,620	$3,716,923		$4,152,698	$3,038,513

Ratio of net expenses to average net assets	2.04	%(c)	2.07%	1.96%	1.95%	1.94	%(c)	1.95%	1.98%

Ratio of gross expenses to average net assets prior to expense reductions	2.04	%(c)	2.08%	1.97%	1.96%	1.94	%(c)	1.95%	1.98%

Ratio of net investment income (loss) to average net assets	(1.25	%)(c)	(1.19%)	(1.21%)	(1.36%)	(1.46	%)(c)	(1.30%)	(1.49%)

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights SEMIANNUAL REPORT	137

Calamos Growth Fund

	Class I
	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$44.09		$34.88	$75.28	$58.75	$62.06		$52.85	$50.30

Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.07)	(0.11)	(0.23)	(0.16)		(0.17)	(0.25)

Net realized and unrealized gain (loss)	6.94		9.28	(32.73)	18.73	(3.15)		11.72	2.94

Total from investment operations	6.87		9.21	(32.84)	18.50	(3.31)		11.55	2.69

Distributions:
Dividends from net investment income	—		—	—	—	—		—	—

Dividends from net realized gains	—		—	(7.56)	(1.97)	—		(2.34)	(0.14)

Total distributions	—		—	(7.56)	(1.97)	—		(2.34)	(0.14)

Net asset value, end of period	$50.96		$44.09	$34.88	$75.28	$58.75		$62.06	$52.85

Ratios and supplemental data:
Total return(b)	15.58%		26.40%	(47.97%)	32.49%	(5.33%)		22.25%	5.35%

Net assets, end of period (000)	$935,500		$652,733	$468,906	$226,225	$140,089		$198,409	$156,641

Ratio of net expenses to average net assets	1.04	%(c)	1.07%	0.96%	0.95%	0.94	%(c)	0.95%	0.98%

Ratio of gross expenses to average net assets prior to expense reductions	1.04	%(c)	1.07%	0.97%	0.96%	0.94	%(c)	0.95%	0.98%

Ratio of net investment income (loss) to average net assets	(0.30	%)(c)	(0.20%)	(0.21%)	(0.36%)	(0.46	%)(c)	(0.30%)	(0.49%)

	Class R
	(unaudited)				April 1,
	Six Months				2006*
	Ended				through
	April 30,		Year Ended October 31,		October 31,

	2010		2009	2008	2007

Net asset value, beginning of period	$40.31		$32.05	$70.16	$53.60

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.18)		(0.25)	(0.35)	(0.36)

Net realized and unrealized gain (loss)	6.35		8.51	(30.20)	16.92

Total from investment operations	6.17		8.26	(30.55)	16.56

Distributions:
Dividends from net investment income	—		—	—	—

Dividends from net realized gains	—		—	(7.56)	—

Total distributions	—		—	(7.56)	—

Net asset value, end of period	$46.48		$40.31	$32.05	$70.16

Ratios and supplemental data:
Total return(b)	15.31%		25.77%	(48.24%)	30.90%

Net assets, end of period (000)	$7,081		$3,872	$780	$404

Ratio of net expenses to average net assets	1.54	%(c)	1.56%	1.46%	1.45	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.54	%(c)	1.56%	1.47%	1.46	%(c)

Ratio of net investment income (loss) to average net assets	(0.83	%)(c)	(0.73%)	(0.71%)	(0.86	%)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

138	SEMIANNUAL REPORT Financial Highlights

Calamos Value Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	Class A
	(unaudited)					April 1,
	Six Months					2006
	Ended					through		Year Ended
	April 30,		Year Ended October 31,			October 31,		March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$10.57		$8.90	$14.68	$13.63	$13.03		$12.01	$11.27

Income from investment operations:
Net investment income (loss)	0.01	(a)	0.04 (a)	0.03 (a)	0.01 (a)	(0.00	)(a)**	0.01	0.02

Net realized and unrealized gain (loss)	0.83		1.64	(4.83)	1.73	0.60		1.51	0.72

Total from investment operations	0.84		1.68	(4.80)	1.74	0.60		1.52	0.74

Distributions:
Dividends from net investment income	(0.03)		(0.01)	(0.08)	—	—		—	—

Dividends from net realized gains	—		—	(0.90)	(0.69)	—		(0.50)	—

Total distributions	(0.03)		(0.01)	(0.98)	(0.69)	—		(0.50)	—

Net asset value, end of period	$11.38		$10.57	$8.90	$14.68	$13.63		$13.03	$12.01

Ratios and supplemental data:
Total return(b)	7.94%		18.85%	(34.79%)	13.33%	4.60%		12.91%	6.57%

Net assets, end of period (000)	$34,982		$32,877	$45,372	$76,676	$101,016		$95,264	$88,040

Ratio of net expenses to average net assets	1.59	%(c)	1.59%	1.48%	1.46%	1.46	%(c)	1.47%	1.61%

Ratio of gross expenses to average net assets prior to expense reductions	1.59	%(c)	1.59%	1.49%	1.46%	1.46	%(c)	1.47%	1.61%

Ratio of net investment income (loss) to average net assets	0.20	%(c)	0.50%	0.24%	0.05%	(0.04	%)(c)	0.10%	0.07%

	(unaudited)				April 1,
	Six Months				2006
	Ended				through	Year Ended
	April 30,	Year Ended October 31,			October 31,	March 31,

	2010	2009	2008	2007	2006	2006	2005

Portfolio turnover rate	18.5%	58.7%	61.0%	29.6%	35.7%	63.3%	50.3%

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights SEMIANNUAL REPORT	139

Calamos Value Fund

	Class B
	(unaudited)								April 1,
	Six Months								2006
	Ended								through		Year Ended
	April 30,		Year Ended October 31,						October 31,		March 31,

	2010		2009		2008		2007		2006		2006	2005

Net asset value, beginning of period	$9.98		$8.46		$14.01		$13.13		$12.61		$11.73	$11.08

Income from investment operations:
Net investment income (loss)	(0.03	)(a)	(0.02	)(a)	(0.06	)(a)	(0.09	)(a)	(0.06	)(a)	(0.07)	(0.03)

Net realized and unrealized gain (loss)	0.78		1.54		(4.59)		1.66		0.58		1.45	0.68

Total from investment operations	0.75		1.52		(4.65)		1.57		0.52		1.38	0.65

Distributions:
Dividends from net investment income	—		—		—		—		—		—	—

Dividends from net realized gains	—		—		(0.90)		(0.69)		—		(0.50)	—

Total distributions	—		—		(0.90)		(0.69)		—		(0.50)	—

Net asset value, end of period	$10.73		$9.98		$8.46		$14.01		$13.13		$12.61	$11.73

Ratios and supplemental data:
Total return(b)	7.52%		17.97%		(35.24%)		12.50%		4.12%		12.01%	5.87%

Net assets, end of period (000)	$4,876		$5,145		$5,377		$10,867		$9,898		$9,205	$7,676

Ratio of net expenses to average net assets	2.33	%(c)	2.34%		2.23%		2.21%		2.21	%(c)	2.22%	2.36%

Ratio of gross expenses to average net assets prior to expense reductions	2.33	%(c)	2.34%		2.24%		2.21%		2.21	%(c)	2.22%	2.36%

Ratio of net investment income (loss) to average net assets	(0.54	%)(c)	(0.29%)		(0.51%)		(0.70%)		(0.79	%)(c)	(0.65%)	(0.68%)

	Class C
	(unaudited)								April 1,
	Six Months								2006
	Ended								through		Year Ended
	April 30,		Year Ended October 31,						October 31,		March 31,

	2010		2009		2008		2007		2006		2006	2005

Net asset value, beginning of period	$9.97		$8.45		$14.00		$13.12		$12.60		$11.72	$11.08

Income from investment operations:
Net investment income (loss)	(0.03	)(a)	(0.02	)(a)	(0.06	)(a)	(0.09	)(a)	(0.06	)(a)	(0.07)	(0.04)

Net realized and unrealized gain (loss)	0.78		1.54		(4.59)		1.66		0.58		1.45	0.68

Total from investment operations	0.75		1.52		(4.65)		1.57		0.52		1.38	0.64

Distributions:
Dividends from net investment income	—		—		—		—		—		—	—

Dividends from net realized gains	—		—		(0.90)		(0.69)		—		(0.50)	—

Total distributions	—		—		(0.90)		(0.69)		—		(0.50)	—

Net asset value, end of period	$10.72		$9.97		$8.45		$14.00		$13.12		$12.60	$11.72

Ratios and supplemental data:
Total return(b)	7.52%		17.99%		(35.27%)		12.51%		4.13%		12.02%	5.78%

Net assets, end of period (000)	$7,070		$6,946		$7,295		$14,364		$15,621		$14,999	$12,991

Ratio of net expenses to average net assets	2.34	%(c)	2.34%		2.23%		2.21%		2.21	%(c)	2.22%	2.36%

Ratio of gross expenses to average net assets prior to expense reductions	2.34	%(c)	2.34%		2.24%		2.21%		2.21	%(c)	2.22%	2.36%

Ratio of net investment income (loss) to average net assets	(0.55	%)(c)	(0.29%)		(0.51%)		(0.70%)		(0.79	%)(c)	(0.65%)	(0.68%)

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

140	SEMIANNUAL REPORT Financial Highlights

Calamos Value Fund

	Class I
	(unaudited)					April 1,
	Six Months					2006
	Ended					through		Year Ended
	April 30,		Year Ended October 31,			October 31,		March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$10.74		$9.05	$14.92	$13.81	$13.18		$12.11	$11.33

Income from investment operations:
Net investment income (loss)	0.03	(a)	0.06 (a)	0.06 (a)	0.04 (a)	0.02	(a)	0.04	0.03

Net realized and unrealized gain (loss)	0.83		1.67	(4.91)	1.76	0.61		1.53	0.75

Total from investment operations	0.86		1.73	(4.85)	1.80	0.63		1.57	0.78

Distributions:
Dividends from net investment income	(0.05)		(0.04)	(0.12)	—	—		—	—

Dividends from net realized gains	—		—	(0.90)	(0.69)	—		(0.50)	—

Total distributions	(0.05)		(0.04)	(1.02)	(0.69)	—		(0.50)	—

Net asset value, end of period	$11.55		$10.74	$9.05	$14.92	$13.81		$13.18	$12.11

Ratios and supplemental data:
Total return(b)	8.06%		19.23%	(34.64%)	13.60%	4.78%		13.22%	6.88%

Net assets, end of period (000)	$18,631		$18,396	$17,711	$29,628	$6,951		$4,120	$3,174

Ratio of net expenses to average net assets	1.34	%(c)	1.34%	1.23%	1.21%	1.21	%(c)	1.22%	1.36%

Ratio of gross expenses to average net assets prior to expense reductions	1.34	%(c)	1.34%	1.24%	1.21%	1.21	%(c)	1.22%	1.36%

Ratio of net investment income (loss) to average net assets	0.46	%(c)	0.69%	0.49%	0.30%	0.21	%(c)	0.35%	0.32%

	Class R
	(unaudited)
	Six Months				March 1, 2007*
	Ended				through
	April 30,		Year Ended October 31,		October 31,

	2010		2009	2008	2007

Net asset value, beginning of period	$10.52		$8.87	$14.66	$13.18

Income (loss) from investment operations:
Net investment income (loss)(a)	—	**	0.02	(0.00)**	(0.02)

Net realized and unrealized gain (loss)	0.81		1.63	(4.82)	1.50

Total from investment operations	0.81		1.65	(4.82)	1.48

Distributions:
Dividends from net investment income	—		—	(0.07)	—

Dividends from net realized gains	—		—	(0.90)	—

Total distributions	—		—	(0.97)	—

Net asset value, end of period	$11.33		$10.52	$8.87	$14.66

Ratios and supplemental data:
Total return(b)	7.73%		18.60%	(34.96%)	11.23%

Net assets, end of period (000)	$92		$86	$72	$111

Ratio of net expenses to average net assets	1.84	%(c)	1.83%	1.73%	1.71	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.84	%(c)	1.84%	1.74%	1.71	%(c)

Ratio of net investment income (loss) to average net assets	(0.05	%)(c)	0.18%	(0.01%)	(0.20	%)(c)

*	Commencement of operations.

**	Amount equated to less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights SEMIANNUAL REPORT	141

Calamos Blue Chip Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	Class A

	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$10.51		$8.91	$14.82	$12.75	$12.12		$10.91	$10.27

Income from investment operations:
Net investment income (loss)	(0.02	)(a)	0.06 (a)	0.06 (a)	0.04 (a)	0.02		0.02	0.02

Net realized and unrealized gain (loss)	0.92		1.58	(5.05)	2.11	0.61		1.19	0.63

Total from investment operations	0.90		1.64	(4.99)	2.15	0.63		1.21	0.65

Distributions:
Dividends from net investment income	(0.02)		(0.04)	(0.03)	(0.04)	—		—	(0.01)

Dividends from net realized gains	—		—	(0.89)	(0.04)	—		—	—

Total distributions	(0.02)		(0.04)	(0.92)	(0.08)	—		—	(0.01)

Net asset value, end of period	$11.39		$10.51	$8.91	$14.82	$12.75		$12.12	$10.91

Ratios and supplemental data:
Total return(b)	8.57%		18.50%	(35.66%)	16.93%	5.20%		11.09%	6.33%

Net assets, end of period (000)	$32,676		$32,143	$67,229	$107,955	$105,014		$95,552	$76,809

Ratio of net expenses to average net assets	1.55	%(c)	1.54%	1.45%	1.44%	1.43	%(c)	1.46%	1.70%

Ratio of gross expenses to average net assets prior to expense reductions	1.55	%(c)	1.55%	1.46%	1.45%	1.43	%(c)	1.46%	1.70%

Ratio of net investment income (loss) to average net assets	(0.32	%)(c)	0.72%	0.49%	0.33%	0.29	%(c)	0.16%	0.25%

	(unaudited)				April 1,
	Six Months				2006
	Ended				through	Year Ended
	April 30,	Year Ended October 31,			October 31,	March 31,

	2010	2009	2008	2007	2006	2006	2005

Portfolio turnover rate	25.5%	79.0%	39.8%	45.9%	25.5%	27.7%	37.6%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

142	SEMIANNUAL REPORT Financial Highlights

Calamos Blue Chip Fund

	Class B

	(unaudited)
	Six Months								April 1,
	Ended								2006
	April 30,		Year Ended October 31,						October 31,		Year Ended March 31,

	2010		2009		2008		2007		2006		2006	2005

Net asset value, beginning of period	$10.14		$8.63		$14.44		$12.49		$11.92		$10.82	$10.25

Income from investment operations:
Net investment income (loss)	(0.06	)(a)	(0.02	)(a)	(0.03	)(a)	(0.06	)(a)	(0.05)		(0.07)	(0.03)

Net realized and unrealized gain (loss)	0.89		1.53		(4.89)		2.05		0.62		1.17	0.60

Total from investment operations	0.83		1.51		(4.92)		1.99		0.57		1.10	0.57

Distributions:
Dividends from net investment income	—		—		—		—		—		—	—

Dividends from net realized gains	—		—		(0.89)		(0.04)		—		—	—

Total distributions	—		—		(0.89)		(0.04)		—		—	—

Net asset value, end of period	$10.97		$10.14		$8.63		$14.44		$12.49		$11.92	$10.82

Ratios and supplemental data:
Total return(b)	8.19%		17.50%		(36.08%)		15.96%		4.78%		10.17%	5.56%

Net assets, end of period (000)	$4,723		$5,087		$4,833		$8,694		$8,007		$8,452	$7,219

Ratio of net expenses to average net assets	2.30	%(c)	2.29%		2.20%		2.19%		2.18	%(c)	2.21%	2.45%

Ratio of gross expenses to average net assets prior to expense reductions	2.30	%(c)	2.29%		2.21%		2.20%		2.18	%(c)	2.21%	2.45%

Ratio of net investment income (loss) to average net assets	(1.06	%)(c)	(0.25%)		(0.26%)		(0.42%)		(0.46	%)(c)	(0.59%)	(0.50%)

	Class C

	(unaudited)
	Six Months								April 1,
	Ended								2006
	April 30,		Year Ended October 31,						October 31,		Year Ended March 31,

	2010		2009		2008		2007		2006		2006	2005

Net asset value, beginning of period	$10.15		$8.63		$14.45		$12.49		$11.93		$10.82	$10.25

Income from investment operations:
Net investment income (loss)	(0.06	)(a)	(0.02	)(a)	(0.03	)(a)	(0.06	)(a)	(0.04)		(0.07)	(0.03)

Net realized and unrealized gain (loss)	0.89		1.54		(4.90)		2.06		0.60		1.18	0.60

Total from investment operations	0.83		1.52		(4.93)		2.00		0.56		1.11	0.57

Distributions:
Dividends from net investment income	—		—		—		—		—		—	—

Dividends from net realized gains	—		—		(0.89)		(0.04)		—		—	—

Total distributions	—		—		(0.89)		(0.04)		—		—	—

Net asset value, end of period	$10.98		$10.15		$8.63		$14.45		$12.49		$11.93	$10.82

Ratios and supplemental data:
Total return(b)	8.18%		17.61%		(36.13%)		16.04%		4.69%		10.26%	5.56%

Net assets, end of period (000)	$10,482		$10,359		$8,489		$14,389		$14,430		$14,233	$12,337

Ratio of net expenses to average net assets	2.30	%(c)	2.29%		2.20%		2.19%		2.18	%(c)	2.21%	2.45%

Ratio of gross expenses to average net assets prior to expense reductions	2.30	%(c)	2.29%		2.21%		2.20%		2.18	%(c)	2.21%	2.45%

Ratio of net investment income (loss) to average net assets	(1.06	%)(c)	(0.25%)		(0.26%)		(0.42%)		(0.46	%)(c)	(0.59%)	(0.50%)

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights SEMIANNUAL REPORT	143

Calamos Blue Chip Fund

	Class I

	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$10.56		$8.97	$14.90	$12.84	$12.19		$10.94	$10.28

Income from investment operations:
Net investment income (loss)	—	(a)**	0.07 (a)	0.09 (a)	0.08 (a)	0.04		0.01	0.04

Net realized and unrealized gain (loss)	0.92		1.59	(5.06)	2.11	0.61		1.24	0.64

Total from investment operations	0.92		1.66	(4.97)	2.19	0.65		1.25	0.68

Distributions:
Dividends from net investment income	(0.05)		(0.07)	(0.07)	(0.09)	—		—	(0.02)

Dividends from net realized gains	—		—	(0.89)	(0.04)	—		—	—

Total distributions	(0.05)		(0.07)	(0.96)	(0.13)	—		—	(0.02)

Net asset value, end of period	$11.43		$10.56	$8.97	$14.90	$12.84		$12.19	$10.94

Ratios and supplemental data:
Total return(b)	8.74%		18.74%	(35.44%)	17.15%	5.33%		11.43%	6.64%

Net assets, end of period (000)	$21,901		$21,604	$22,337	$34,783	$19,153		$17,881	$2,686

Ratio of net expenses to average net assets	1.30	%(c)	1.29%	1.20%	1.19%	1.18	%(c)	1.21%	1.45%

Ratio of gross expenses to average net assets prior to expense reductions	1.30	%(c)	1.29%	1.21%	1.20%	1.18	%(c)	1.21%	1.45%

Ratio of net investment income (loss) to average net assets	(0.07	%)(c)	0.76%	0.74%	0.58%	0.54	%(c)	0.41%	0.50%

	Class R

	(unaudited)				March 1,
	Six Months				2007*
	Ended				through
	April 30,		Year Ended October 31,		October 31,

	2010		2009	2008	2007

Net asset value, beginning of period	$10.47		$8.88	$14.79	$12.80

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.03)		0.02	0.03	0.01

Net realized and unrealized gain (loss)	0.91		1.60	(5.04)	1.98

Total from investment operations	0.88		1.62	(5.01)	1.99

Distributions:
Dividends from net investment income	—		(0.03)	(0.01)	—

Dividends from net realized gains	—		—	(0.89)	—

Total distributions	—		(0.03)	(0.90)	—

Net asset value, end of period	$11.35		$10.47	$8.88	$14.79

Ratios and supplemental data:
Total return(b)	8.40%		18.28%	(35.82%)	15.55%

Net assets, end of period (000)	$95		$88	$106	$116

Ratio of net expenses to average net assets	1.81	%(c)	1.79%	1.70%	1.69	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.81	%(c)	1.80%	1.71%	1.70	%(c)

Ratio of net investment income (loss) to average net assets	(0.58	%)(c)	0.28%	0.24%	0.08	%(c)

*	Commencement of operations.

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

144	SEMIANNUAL REPORT Financial Highlights

Calamos Multi-Fund Blend

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	Class A

	(unaudited)						June 28,
	Six Months						2006*
	Ended						through
	April 30,		Year Ended October 31,				October 31,

	2010		2009	2008		2007	2006

Net asset value, beginning of period	$9.77		$7.79	$13.44		$10.92	$10.00

Income from investment operations:
Net investment income (loss)	0.01	(a)	0.06 (a)	(0.02	)(a)	(0.04)	(0.01)

Net realized and unrealized gain (loss)	0.99		1.92	(5.47)		2.56	0.93

Total from investment operations	1.00		1.98	(5.49)		2.52	0.92

Distributions:
Dividends from net investment income	(0.06)		—	(0.06)		—	—

Dividends from net realized gains	—		—	(0.10)		—	—

Total distributions	(0.06)		—	(0.16)		—	—

Net asset value, end of period	$10.71		$9.77	$7.79		$13.44	$10.92

Ratios and supplemental data:
Total return(b)	10.29%		25.42%	(41.28%)		23.08%	9.20%

Net assets, end of period (000)	$7,728		$8,298	$8,035		$19,034	$3,934

Ratio of net expenses to average net assets	0.50	%(c)	0.50%	0.50%		0.50%	0.50	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.25	%(c)	1.19%	0.76%		1.27%	10.91	%(c)

Ratio of net investment income (loss) to average net assets	0.10	%(c)	0.72%	(0.17%)		(0.50%)	(0.50	%)(c)

	(unaudited)				June 28,
	Six Months				2006*
	Ended				through
	April 30,	Year Ended October 31,			October 31,

	2010	2009	2008	2007	2006

Portfolio turnover rate	11.8%	40.5%	37.7%	9.9%	0.0%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights SEMIANNUAL REPORT	145

Calamos Multi-Fund Blend

	Class B

	(unaudited)							June 28,
	Six Months							2006*
	Ended							through
	April 30,		Year Ended October 31,					October 31,

	2010		2009		2008		2007	2006

Net asset value, beginning of period	$9.57		$7.69		$13.31		$10.89	$10.00

Income from investment operations:
Net investment income (loss)	(0.03	)(a)	(0.01	)(a)	(0.10	)(a)	(0.09)	(0.02)

Net realized and unrealized gain (loss)	0.98		1.89		(5.42)		2.51	0.91

Total from investment operations	0.95		1.88		(5.52)		2.42	0.89

Distributions:
Dividends from net investment income	—		—		—		—	—

Dividends from net realized gains	—		—		(0.10)		—	—

Total distributions	—		—		(0.10)		—	—

Net asset value, end of period	$10.52		$9.57		$7.69		$13.31	$10.89

Ratios and supplemental data:
Total return(b)	9.93%		24.45%		(41.73%)		22.22%	8.90%

Net assets, end of period (000)	$2,147		$2,196		$2,248		$4,772	$715

Ratio of net expenses to average net assets	1.25	%(c)	1.25%		1.25%		1.25%	1.25	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.01	%(c)	1.94%		1.51%		2.02%	11.66	%(c)

Ratio of net investment income (loss) to average net assets	(0.64	%)(c)	(0.14%)		(0.92%)		(1.25%)	(1.25	%)(c)

	Class C

	(unaudited)							June 28,
	Six Months							2006*
	Ended							through
	April 30,		Year Ended October 31,					October 31,

	2010		2009		2008		2007	2006

Net asset value, beginning of period	$9.57		$7.69		$13.31		$10.89	$10.00

Income from investment operations:
Net investment income (loss)	(0.03	)(a)	(0.01	)(a)	(0.10	)(a)	(0.10)	(0.02)

Net realized and unrealized gain (loss)	0.97		1.89		(5.42)		2.52	0.91

Total from investment operations	0.94		1.88		(5.52)		2.42	0.89

Distributions:
Dividends from net investment income	—		—		—		—	—

Dividends from net realized gains	—		—		(0.10)		—	—

Total distributions	—		—		(0.10)		—	—

Net asset value, end of period	$10.51		$9.57		$7.69		$13.31	$10.89

Ratios and supplemental data:
Total return(b)	9.82%		24.45%		(41.73%)		22.22%	8.90%

Net assets, end of period (000)	$6,736		$6,301		$5,179		$11,648	$2,032

Ratio of net expenses to average net assets	1.25	%(c)	1.25%		1.25%		1.25%	1.25	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.02	%(c)	1.94%		1.51%		2.02%	11.66	%(c)

Ratio of net investment income (loss) to average net assets	(0.65	%)(c)	(0.18%)		(0.92%)		(1.25%)	(1.25	%)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

146	SEMIANNUAL REPORT Financial Highlights

Calamos Multi-Fund Blend

	Class I

	(unaudited)					June 28,
	Six Months					2006*
	Ended					through
	April 30,		Year Ended October 31,			October 31,

	2010		2009	2008	2007	2006

Net asset value, beginning of period	$9.83		$7.82	$13.48	$10.93	$10.00

Income from investment operations:
Net investment income (loss)	0.01	(a)	0.06 (a)	0.01 (a)	(0.02)	(0.00	)**

Net realized and unrealized gain (loss)	1.01		1.95	(5.49)	2.57	0.93

Total from investment operations	1.02		2.01	(5.48)	2.55	0.93

Distributions:
Dividends from net investment income	(0.09)		—	(0.08)	—	—

Dividends from net realized gains	—		—	(0.10)	—	—

Total distributions	(0.09)		—	(0.18)	—	—

Net asset value, end of period	$10.76		$9.83	$7.82	$13.48	$10.93

Ratios and supplemental data:
Total return(b)	10.39%		25.70%	(41.13%)	23.33%	9.30%

Net assets, end of period (000)	$680		$220	$122	$121	$23

Ratio of net expenses to average net assets	0.25	%(c)	0.25%	0.25%	0.25%	0.25	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.10	%(c)	0.92%	0.51%	1.02%	10.66	%(c)

Ratio of net investment income (loss) to average net assets	0.28	%(c)	0.70%	0.08%	(0.25%)	(0.25	%)(c)

	Class R

	(unaudited)					March 1,
	Six Months					2007*
	Ended					through
	April 30,		Year Ended October 31,			October 31,

	2010		2009	2008		2007

Net asset value, beginning of period	$9.72		$7.77	$13.42		$11.14

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(a)	0.02 (a)	(0.05	)(a)	(0.06)

Net realized and unrealized gain (loss)	0.99		1.93	(5.47)		2.34

Total from investment operations	0.98		1.95	(5.52)		2.28

Distributions:
Dividends from net investment income	(0.04)		—	(0.03)		—

Dividends from net realized gains	—		—	(0.10)		—

Total distributions	(0.04)		—	(0.13)		—

Net asset value, end of period	$10.66		$9.72	$7.77		$13.42

Ratios and supplemental data:
Total return(b)	10.11%		25.10%	(41.46%)		20.47%

Net assets, end of period (000)	$97		$88	$71		$120

Ratio of net expenses to average net assets	0.75	%(c)	0.75%	0.75%		0.75	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.52	%(c)	1.44%	1.01%		1.52	%(c)

Ratio of net investment income (loss) to average net assets	(0.14	%)(c)	0.26%	(0.42%)		(0.75	%)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights SEMIANNUAL REPORT	147

Calamos International Growth Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	Class A

	(unaudited)					April 1,			March 16,
	Six Months					2006			2005*
	Ended					through		Year Ended	through
	April 30,		Year Ended October 31,			October 31,		March 31,	March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$12.64		$8.90	$19.16	$13.34	$13.10		$9.76	$10.00

Income from investment operations:
Net investment income (loss)	(0.04	)(a)	0.03 (a)	0.04 (a)	0.06	0.03		0.07	0.01

Net realized and unrealized gain (loss)	1.51		3.71	(9.61)	5.85	0.21		3.33	(0.25)

Total from investment operations	1.47		3.74	(9.57)	5.91	0.24		3.40	(0.24)

Distributions:
Dividends from net investment income	—		—	(0.08)	(0.05)	—		(0.06)	—

Dividends from net realized gains	—		—	(0.61)	(0.04)	—		—	—

Total distributions	—		—	(0.69)	(0.09)	—		(0.06)	—

Net asset value, end of period	$14.11		$12.64	$8.90	$19.16	$13.34		$13.10	$9.76

Ratios and supplemental data:
Total return(b)	11.63%		42.02%	(51.67%)	44.59%	1.83%		34.87%	(2.40)%

Net assets, end of period (000)	$126,760		$112,647	$130,686	$270,864	$163,662		$127,471	$43,722

Ratio of net expenses to average net assets	1.66	%(c)	1.62%	1.48%	1.49%	1.52	%(c)	1.62%	1.75	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.66	%(c)	1.62%	1.48%	1.49%	1.53	%(c)	1.62%	3.00	%(c)

Ratio of net investment income (loss) to average net assets	(0.62	%)(c)	0.35%	0.25%	0.40%	0.49	%(c)	0.80%	2.00	%(c)

	(unaudited)				April 1,		March 16,
	Six Months				2006		2005*
	Ended				through	Year Ended	through
	April 30,	Year Ended October 31,			October 31,	March 31,	March 31,

	2010	2009	2008	2007	2006	2006	2005

Portfolio turnover rate	37.4%	86.9%	87.7%	80.1%	39.5%	49.3%	0.0%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

148	SEMIANNUAL REPORT Financial Highlights

Calamos International Growth Fund

	Class B

	(unaudited)							April 1,			March 16,
	Six Months							2006			2005*
	Ended							through		Year Ended	through
	April 30,		Year Ended October 31,					October 31,		March 31,	March 31,

	2010		2009		2008		2007	2006		2006	2005

Net asset value, beginning of period	$12.32		$8.74		$18.88		$13.20	$13.02		$9.76	$10.00

Income from investment operations:
Net investment income (loss)	(0.09	)(a)	(0.03	)(a)	(0.07	)(a)	(0.04)	(0.01)		0.01	0.01

Net realized and unrealized gain (loss)	1.47		3.61		(9.46)		5.76	0.19		3.29	(0.25)

Total from investment operations	1.38		3.58		(9.53)		5.72	0.18		3.30	(0.24)

Distributions:
Dividends from net investment income	—		—		—		—	—		(0.04)	—

Dividends from net realized gains	—		—		(0.61)		(0.04)	—		—	—

Total distributions	—		—		(0.61)		(0.04)	—		(0.04)	—

Net asset value, end of period	$13.70		$12.32		$8.74		$18.88	$13.20		$13.02	$9.76

Ratios and supplemental data:
Total return(b)	11.20%		40.96%		(52.02%)		43.49%	1.38%		33.81%	(2.40%)

Net assets, end of period (000)	$17,531		$17,019		$15,978		$40,659	$19,227		$11,928	$98

Ratio of net expenses to average net assets	2.41	%(c)	2.37%		2.23%		2.24%	2.27	%(c)	2.37%	2.50	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.41	%(c)	2.38%		2.23%		2.24%	2.28	%(c)	2.37%	3.75	%(c)

Ratio of net investment income (loss) to average net assets	(1.38	%)(c)	(0.34%)		(0.50%)		(0.35%)	(0.26	%)(c)	0.05%	1.25	%(c)

	Class C

	(unaudited)							April 1,			March 16,
	Six Months							2006			2005*
	Ended							through		Year Ended	through
	April 30,		Year Ended October 31,					October 31,		March 31,	March 31,

	2010		2009		2008		2007	2006		2006	2005

Net asset value, beginning of period	$12.30		$8.72		$18.85		$13.18	$13.00		$9.76	$10.00

Income from investment operations:
Net investment income (loss)	(0.09	)(a)	(0.03	)(a)	(0.07	)(a)	(0.04)	(0.01)		0.02	0.01

Net realized and unrealized gain (loss)	1.47		3.61		(9.45)		5.75	0.19		3.27	(0.25)

Total from investment operations	1.38		3.58		(9.52)		5.71	0.18		3.29	(0.24)

Distributions:
Dividends from net investment income	—		—		—		—	—		(0.05)	—

Dividends from net realized gains	—		—		(0.61)		(0.04)	—		—	—

Total distributions	—		—		(0.61)		(0.04)	—		(0.05)	—

Net asset value, end of period	$13.68		$12.30		$8.72		$18.85	$13.18		$13.00	$9.76

Ratios and supplemental data:
Total return(b)	11.22%		41.06%		(52.05%)		43.48%	1.38%		33.73%	(2.40%)

Net assets, end of period (000)	$47,102		$43,138		$43,401		$96,202	$56,899		$38,959	$98

Ratio of net expenses to average net assets	2.41	%(c)	2.37%		2.23%		2.24%	2.27	%(c)	2.37%	2.50	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.41	%(c)	2.37%		2.23%		2.24%	2.28	%(c)	2.37%	3.75	%(c)

Ratio of net investment income (loss) to average net assets	(1.37	%)(c)	(0.36%)		(0.50%)		(0.35%)	(0.26	%)(c)	0.05%	1.25	%(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights SEMIANNUAL REPORT	149

Calamos International Growth Fund

	Class I

	(unaudited)					April 1,			March 16,
	Six Months					2006			2005*
	Ended					through		Year Ended	through
	April 30,		Year Ended October 31,			October 31,		March 31,	March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$12.72		$8.93	$19.22	$13.37	$13.11		$9.76	$10.00

Income from investment operations:
Net investment income (loss)	(0.02	)(a)	0.05 (a)	0.08 (a)	0.07	0.05		0.09	0.01

Net realized and unrealized gain (loss)	1.51		3.74	(9.65)	5.90	0.21		3.33	(0.25)

Total from investment operations	1.49		3.79	(9.57)	5.97	0.26		3.42	(0.24)

Distributions:
Dividends from net investment income	(0.03)		—	(0.11)	(0.08)	—		(0.07)	—

Dividends from net realized gains	—		—	(0.61)	(0.04)	—		—	—

Total distributions	(0.03)		—	(0.72)	(0.12)	—		(0.07)	—

Net asset value, end of period	$14.18		$12.72	$8.93	$19.22	$13.37		$13.11	$9.76

Ratios and supplemental data:
Total return(b)	11.71%		42.44%	(51.56%)	45.01%	1.98%		35.13%	(2.40%)

Net assets, end of period (000)	$68,533		$42,392	$78,423	$157,986	$59,108		$52,011	$6,835

Ratio of net expenses to average net assets	1.41	%(c)	1.35%	1.23%	1.24%	1.27	%(c)	1.37%	1.50	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.41	%(c)	1.36%	1.23%	1.24%	1.28	%(c)	1.37%	2.75	%(c)

Ratio of net investment income (loss) to average net assets	(0.28	%)(c)	0.51%	0.50%	0.65%	0.74	%(c)	1.05%	2.25	%(c)

	Class R

	(unaudited)						March 1,
	Six Months						2007*
	Ended						through
	April 30,		Year Ended October 31,				October 31,

	2010		2009		2008		2007

Net asset value, beginning of period	$12.58		$8.88		$19.13		$14.19

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)(a)	0.00	(a)**	0.00	(a)**	0.02

Net realized and unrealized gain (loss)	1.50		3.70		(9.59)		4.92

Total from investment operations	1.44		3.70		(9.59)		4.94

Distributions:
Dividends from net investment income	—		—		(0.05)		—

Dividends from net realized gains	—		—		(0.61)		—

Total distributions	—		—		(0.66)		—

Net asset value, end of period	$14.02		$12.58		$8.88		$19.13

Ratios and supplemental data:
Total return(b)	11.45%		41.67%		(51.78%)		34.81%

Net assets, end of period (000)	$695		$598		$83		$135

Ratio of net expenses to average net assets	1.91	%(c)	1.89%		1.73%		1.74	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.91	%(c)	1.89%		1.73%		1.74	%(c)

Ratio of net investment income (loss) to average net assets	(0.88	%)(c)	0.02%		0.00%		0.15	%(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

150	SEMIANNUAL REPORT Financial Highlights

Calamos Evolving World Growth Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	Class A
	(unaudited)			August 15,
	Six Months		Year	2008*
	Ended		Ended	through
	April 30,		October 31,	October 31,

	2010		2009	2008

Net asset value, beginning of period	$10.30		$7.33	$10.00

Income from investment operations:
Net investment income (loss)(a)	0.04		0.12	0.01

Net realized and unrealized gain (loss)	1.05		2.91	(2.68)

Total from investment operations	1.09		3.03	(2.67)

Distributions:
Dividends from net investment income	(0.07)		(0.06)	—

Dividends from net realized gains	—		—	—

Total distributions	(0.07)		(0.06)	—

Net asset value, end of period	$11.32		$10.30	$7.33

Ratios and supplemental data:
Total return(b)	10.65%		41.76%	(26.70%)

Net assets, end of period (000)	$26,089		$15,276	$1,194

Ratio of net expenses to average net assets	1.70	%(c)	1.75%	1.68	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.70	%(c)	1.97%	3.01	%(c)

Ratio of net investment income (loss) to average net assets	0.82	%(c)	1.31%	0.71	%(c)

	(unaudited)		August 15,
	Six Months	Year	2008*
	Ended	Ended	through
	April 30,	October 31,	October 31,

	2010	2009	2008

Portfolio turnover rate	32.8%	73.5%	1.2%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights SEMIANNUAL REPORT	151

Calamos Evolving World Growth Fund

	Class B					Class C
	(unaudited)			August 15,		(unaudited)			August 15,
	Six Months		Year	2008*		Six Months		Year	2008*
	Ended		Ended	through		Ended		Ended	through
	April 30,		October 31,	October 31,		April 30,		October 31,	October 31,

	2010		2009	2008		2010		2009	2008

Net asset value, beginning of period	$10.24		$7.32	$10.00		$10.24		$7.32	$10.00

Income from investment operations:
Net investment income (loss)(a)	—	**	0.07	(0.00	)**	0.01		0.07	(0.00	)**

Net realized and unrealized gain (loss)	1.05		2.89	(2.68)		1.04		2.89	(2.68)

Total from investment operations	1.05		2.96	(2.68)		1.05		2.96	(2.68)

Distributions:
Dividends from net investment income	(0.01)		(0.04)	—		(0.02)		(0.04)	—

Dividends from net realized gains	—		—	—		—		—	—

Total distributions	(0.01)		(0.04)	—		(0.02)		(0.04)	—

Net asset value, end of period	$11.28		$10.24	$7.32		$11.27		$10.24	$7.32

Ratios and supplemental data:
Total return(b)	10.26%		40.71%	(26.80%)		10.25%		40.71%	(26.80%)

Net assets, end of period (000)	$1,564		$1,349	$732		$2,382		$1,431	$734

Ratio of net expenses to average net assets	2.44	%(c)	2.49%	2.43	%(c)	2.45	%(c)	2.49%	2.43	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.44	%(c)	2.95%	3.76	%(c)	2.45	%(c)	2.95%	3.76	%(c)

Ratio of net investment income (loss) to average net assets	0.05	%(c)	0.83%	(0.04	%)(c)	0.12	%(c)	0.82%	(0.04	%)(c)

	Class I					Class R
	(unaudited)			August 15,		(unaudited)			August 15,
	Six Months		Year	2008*		Six Months		Year	2008*
	Ended		Ended	through		Ended		Ended	through
	April 30,		October 31,	October 31,		April 30,		October 31,	October 31,

	2010		2009	2008		2010		2009	2008

Net asset value, beginning of period	$10.32		$7.33	$10.00		$10.28		$7.33	$10.00

Income from investment operations:
Net investment income (loss)(a)	0.06		0.15	0.02		0.03		0.11	0.01

Net realized and unrealized gain (loss)	1.05		2.91	(2.69)		1.05		2.89	(2.68)

Total from investment operations	1.11		3.06	(2.67)		1.08		3.00	(2.67)

Distributions:
Dividends from net investment income	(0.08)		(0.07)	—		(0.04)		(0.05)	—

Dividends from net realized gains	—		—	—		—		—	—

Total distributions	(0.08)		(0.07)	—		(0.04)		(0.05)	—

Net asset value, end of period	$11.35		$10.32	$7.33		$11.32		$10.28	$7.33

Ratios and supplemental data:
Total return(b)	10.84%		42.14%	(26.70%)		10.54%		41.32%	(26.70%)

Net assets, end of period (000)	$41,219		$24,132	$15,404		$1,145		$1,040	$732

Ratio of net expenses to average net assets	1.45	%(c)	1.49%	1.43	%(c)	1.94	%(c)	1.99%	1.93	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.45	%(c)	1.97%	2.76	%(c)	1.94	%(c)	2.49%	3.26	%(c)

Ratio of net investment income (loss) to average net assets	1.13	%(c)	1.86%	0.96	%(c)	0.54	%(c)	1.37%	0.46	%(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

152	SEMIANNUAL REPORT Financial Highlights

Calamos Global Equity Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(unaudited)				March 1,
	Six Months				2007*
	Ended				through
	April 30,		Year Ended October 31,		October 31,

	2010		2009	2008	2007

Net asset value, beginning of period	$9.12		$7.16	$13.44	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.03)	(0.06)	(0.02)

Net realized and unrealized gain (loss)	1.35		2.33	(6.22)	3.46

Total from investment operations	1.30		2.30	(6.28)	3.44

Distributions:
Dividends from net investment income	—		(0.33)	—	—

Dividends from net realized gains	—		—	—	—

Return of capital	—		(0.01)	—	—

Total distributions	—		(0.34)	—	—

Net asset value, end of period	$10.42		$9.12	$7.16	$13.44

Ratios and supplemental data:
Total return(b)	14.25%		34.24%	(46.73%)	34.40%

Net assets, end of period (000)	$28,622		$21,162	$23,904	$42,097

Ratio of net expenses to average net assets	1.90	%(c)	1.95%	1.82%	1.75	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.90	%(c)	2.05%	1.82%	1.92	%(c)

Ratio of net investment income (loss) to average net assets	(1.05	%)(c)	(0.45%)	(0.52%)	(0.30	%)(c)

	(unaudited)			March 1,
	Six Months			2007*
	Ended			through
	April 30,	Year Ended October 31,		October 31,

	2010	2009	2008	2007

Portfolio turnover rate	38.2%	101.6%	83.7%	45.8%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights SEMIANNUAL REPORT	153

Calamos Global Equity Fund

	CLASS B						CLASS C
	(unaudited)				March 1,		(unaudited)				March 1,
	Six Months				2007*		Six Months				2007*
	Ended		Year Ended		through		Ended		Year Ended		through
	April 30,		October 31,		October 31,		April 30,		October 31,		October 31,

	2010		2009	2008	2007		2010		2009	2008	2007

Net asset value, beginning of period	$9.02		$7.06	$13.36	$10.00		$9.00		$7.07	$13.37	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.09)	(0.14)	(0.08)		(0.09)		(0.09)	(0.14)	(0.08)

Net realized and unrealized gain (loss)	1.33		2.33	(6.16)	3.44		1.33		2.32	(6.16)	3.45

Total from investment operations	1.24		2.24	(6.30)	3.36		1.24		2.23	(6.30)	3.37

Distributions:
Dividends from net investment income	—		(0.27)	—	—		—		(0.29)	—	—

Dividends from net realized gains	—		—	—	—		—		—	—	—

Return of capital	—		(0.01)	—	—		—		(0.01)	—	—

Total distributions	—		(0.28)	—	—		—		(0.30)	—	—

Net asset value, end of period	$10.26		$9.02	$7.06	$13.36		$10.24		$9.00	$7.07	$13.37

Ratios and supplemental data:
Total return(b)	13.75%		33.48%	(47.16%)	33.60%		13.78%		33.29%	(47.12%)	33.70%

Net assets, end of period (000)	$2,416		$2,125	$1,531	$2,529		$5,478		$4,490	$4,339	$3,261

Ratio of net expenses to average net assets	2.65	%(c)	2.71%	2.57%	2.50	%(c)	2.65	%(c)	2.70%	2.57%	2.50	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	2.65	%(c)	2.81%	2.57%	2.67	%(c)	2.65	%(c)	2.81%	2.57%	2.67	%(c)

Ratio of net investment income (loss) to average net assets	(1.80	%)(c)	(1.18%)	(1.27%)	(1.05	%)(c)	(1.80	%)(c)	(1.22%)	(1.27%)	(1.05	%)(c)

	CLASS I						CLASS R
	(unaudited)				March 1,		(unaudited)				March 1,
	Six Months				2007*		Six Months				2007*
	Ended		Year Ended		through		Ended		Year Ended		through
	April 30,		October 31,		October 31,		April 30,		October 31,		October 31,

	2010		2009	2008	2007		2010		2009	2008	2007

Net asset value, beginning of period	$9.13		$7.19	$13.46	$10.00		$9.07		$7.13	$13.41	$10.00

Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.01)	(0.03)	(0.00	)**	(0.06)		(0.05)	(0.08)	(0.04)

Net realized and unrealized gain (loss)	1.35		2.34	(6.24)	3.46		1.34		2.32	(6.20)	3.45

Total from investment operations	1.31		2.33	(6.27)	3.46		1.28		2.27	(6.28)	3.41

Distributions:
Dividends from net investment income	—		(0.38)	—	—		—		(0.32)	—	—

Dividends from net realized gains	—		—	—	—		—		—	—	—

Return of capital	—		(0.01)	—	—		—		(0.01)	—	—

Total distributions	—		(0.39)	—	—		—		(0.33)	—	—

Net asset value, end of period	$10.44		$9.13	$7.19	$13.46		$10.35		$9.07	$7.13	$13.41

Ratios and supplemental data:
Total return(b)	14.35%		34.70%	(46.58%)	34.60%		14.11%		33.92%	(46.83%)	34.10%

Net assets, end of period (000)	$8,296		$4,724	$3,436	$5,714		$1,095		$962	$713	$1,341

Ratio of net expenses to average net assets	1.65	%(c)	1.70%	1.57%	1.50	%(c)	2.15	%(c)	2.20%	2.07%	2.00	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.65	%(c)	1.81%	1.57%	1.67	%(c)	2.15	%(c)	2.31%	2.07%	2.17	%(c)

Ratio of net investment income (loss) to average net assets	(0.77	%)(c)	(0.18%)	(0.27%)	(0.05	%)(c)	(1.29	%)(c)	(0.68%)	(0.77%)	(0.55	%)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

154	SEMIANNUAL REPORT Financial Highlights

Calamos Growth and Income Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$27.49		$21.13	$35.83	$32.71	$32.64		$29.40	$28.71

Income from investment operations:
Net investment income (loss)	0.30	(a)	0.62 (a)	0.37 (a)	0.32	0.27		0.42	0.40

Net realized and unrealized gain (loss)	1.80		6.17	(12.09)	5.04	0.25		4.18	0.85

Total from investment operations	2.10		6.79	(11.72)	5.36	0.52		4.60	1.25

Distributions:
Dividends from net investment income	(0.35)		(0.43)	(0.52)	(0.50)	(0.45)		(0.60)	(0.40)

Dividends from net realized gains	—		—	(2.46)	(1.74)	—		(0.76)	(0.16)

Total distributions	(0.35)		(0.43)	(2.98)	(2.24)	(0.45)		(1.36)	(0.56)

Net asset value, end of period	$29.24		$27.49	$21.13	$35.83	$32.71		$32.64	$29.40

Ratios and supplemental data:
Total return(b)	7.66%		32.49%	(35.31%)	17.38%	1.66%		16.01%	4.40%

Net assets, end of period (000)	$1,771,171		$1,748,479	$1,749,433	$3,441,626	$3,536,121		$3,352,933	$2,580,205

Ratio of net expenses to average net assets	1.09	%(c)	1.12%	1.06%	1.06%	1.05	%(c)	1.06%	1.08%

Ratio of gross expenses to average net assets prior to expense reductions	1.09	%(c)	1.12%	1.07%	1.06%	1.05	%(c)	1.06%	1.08%

Ratio of net investment income (loss) to average net assets	2.08	%(c)	2.69%	1.26%	1.16%	1.35	%(c)	1.31%	1.42%

	(unaudited)				April 1,
	Six Months				2006
	Ended				through
	April 30,	Year Ended October 31,			October, 31	Year Ended March 31,

	2010	2009	2008	2007	2006	2006	2005

Portfolio turnover rate	26.4%	66.2%	83.4%	66.0%	42.2%	65.4%	65.0%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights SEMIANNUAL REPORT	155

Calamos Growth and Income Fund

	CLASS B
	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$31.10		$23.85	$40.09	$36.32	$36.15		$32.42	$31.66

Income from investment operations:
Net investment income (loss)	0.22	(a)	0.50 (a)	0.17 (a)	0.12	0.12		0.19	0.19

Net realized and unrealized gain (loss)	2.04		6.97	(13.63)	5.60	0.30		4.64	0.95

Total from investment operations	2.26		7.47	(13.46)	5.72	0.42		4.83	1.14

Distributions:
Dividends from net investment income	(0.22)		(0.22)	(0.32)	(0.21)	(0.25)		(0.34)	(0.22)

Dividends from net realized gains	—		—	(2.46)	(1.74)	—		(0.76)	(0.16)

Total distributions	(0.22)		(0.22)	(2.78)	(1.95)	(0.25)		(1.10)	(0.38)

Net asset value, end of period	$33.14		$31.10	$23.85	$40.09	$36.32		$36.15	$32.42

Ratios and supplemental data:
Total return(b)	7.28%		31.48%	(35.80%)	16.53%	1.21%		15.15%	3.62%

Net assets, end of period (000)	$349,458		$376,111	$385,128	$739,884	$736,256		$742,721	$639,253

Ratio of net expenses to average net assets	1.84	%(c)	1.87%	1.81%	1.81%	1.80	%(c)	1.81%	1.83%

Ratio of gross expenses to average net assets prior to expense reductions	1.84	%(c)	1.88%	1.82%	1.81%	1.80	%(c)	1.81%	1.83%

Ratio of net investment income (loss) to average net assets	1.34	%(c)	1.95%	0.51%	0.41%	0.60	%(c)	0.56%	0.67%

	CLASS C
	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$27.62		$21.23	$36.05	$32.89	$32.78		$29.53	$28.90

Income from investment operations:
Net investment income (loss)	0.19	(a)	0.45 (a)	0.15 (a)	0.10	0.13		0.20	0.19

Net realized and unrealized gain (loss)	1.82		6.19	(12.16)	5.05	0.26		4.19	0.84

Total from investment operations	2.01		6.64	(12.01)	5.15	0.39		4.39	1.03

Distributions:
Dividends from net investment income	(0.24)		(0.25)	(0.35)	(0.25)	(0.28)		(0.38)	(0.24)

Dividends from net realized gains	—		—	(2.46)	(1.74)	—		(0.76)	(0.16)

Total distributions	(0.24)		(0.25)	(2.81)	(1.99)	(0.28)		(1.14)	(0.40)

Net asset value, end of period	$29.39		$27.62	$21.23	$36.05	$32.89		$32.78	$29.53

Ratios and supplemental data:
Total return(b)	7.30%		31.49%	(35.82%)	16.53%	1.20%		15.16%	3.59%

Net assets, end of period (000)	$1,309,752		$1,263,459	$1,212,715	$2,244,752	$2,178,512		$2,095,534	$1,615,096

Ratio of net expenses to average net assets	1.84	%(c)	1.87%	1.81%	1.81%	1.80	%(c)	1.81%	1.83%

Ratio of gross expenses to average net assets prior to expense reductions	1.84	%(c)	1.87%	1.82%	1.81%	1.80	%(c)	1.81%	1.83%

Ratio of net investment income (loss) to average net assets	1.32	%(c)	1.94%	0.51%	0.41%	0.60	%(c)	0.56%	0.67%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

156	SEMIANNUAL REPORT Financial Highlights

Calamos Growth and Income Fund

	CLASS I
	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$26.89		$20.69	$35.13	$32.11	$32.06		$28.90	$28.21

Income from investment operations:
Net investment income (loss)	0.31	(a)	0.68 (a)	0.42 (a)	0.46	0.32		0.51	0.45

Net realized and unrealized gain (loss)	1.78		6.01	(11.82)	4.88	0.24		4.08	0.85

Total from investment operations	2.09		6.69	(11.40)	5.34	0.56		4.59	1.30

Distributions:
Dividends from net investment income	(0.38)		(0.49)	(0.58)	(0.58)	(0.51)		(0.67)	(0.45)

Dividends from net realized gains	—		—	(2.46)	(1.74)	—		(0.76)	(0.16)

Total distributions	(0.38)		(0.49)	(3.04)	(2.32)	(0.51)		(1.43)	(0.61)

Net asset value, end of period	$28.60		$26.89	$20.69	$35.13	$32.11		$32.06	$28.90

Ratios and supplemental data:
Total return(b)	7.81%		32.75%	(35.14%)	17.70%	1.78%		16.33%	4.67%

Net assets, end of period (000)	$565,124		$352,451	$140,308	$173,650	$153,049		$142,702	$82,793

Ratio of net expenses to average net assets	0.84	%(c)	0.87%	0.81%	0.81%	0.80	%(c)	0.81%	0.83%

Ratio of gross expenses to average net assets prior to expense reductions	0.84	%(c)	0.87%	0.82%	0.81%	0.80	%(c)	0.81%	0.83%

Ratio of net investment income (loss) to average net assets	2.26	%(c)	2.92%	1.51%	1.41%	1.60	%(c)	1.56%	1.67%

	CLASS R
	(unaudited)				March 1,
	Six Months				2007*
	Ended				through
	April 30,		Year Ended October 31,		October 31,

	2010		2009	2008	2007

Net asset value, beginning of period	$27.39		$21.08	$35.80	$31.32

Income (loss) from investment operations:
Net investment income (loss)	0.23	(a)	0.56 (a)	0.28 (a)	0.20

Net realized and unrealized gain (loss)	1.84		6.14	(12.05)	4.57

Total from investment operations	2.07		6.70	(11.77)	4.77

Distributions:
Dividends from net investment income	(0.33)		(0.39)	(0.49)	(0.29)

Dividends from net realized gains	—		—	(2.46)	—

Total distributions	(0.33)		(0.39)	(2.95)	(0.29)

Net asset value, end of period	$29.13		$27.39	$21.08	$35.80

Ratios and supplemental data:
Total return(b)	7.57%		32.11%	(35.49%)	15.32%

Net assets, end of period (000)	$8,631		$2,636	$690	$115

Ratio of net expenses to average net assets	1.35	%(c)	1.36%	1.31%	1.31	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.35	%(c)	1.37%	1.32%	1.31	%(c)

Ratio of net investment income (loss) to average net assets	1.62	%(c)	2.35%	1.01%	0.91	%(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights SEMIANNUAL REPORT	157

Calamos Global Growth and Income Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	Class A

	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$9.20		$7.35	$12.83	$10.50	$10.18		$8.27	$8.04

Income from investment operations:
Net investment income (loss)(a)	0.11		0.21	0.12	0.07	0.04		0.12	0.14

Net realized and unrealized gain (loss)	0.55		1.87	(4.88)	2.60	0.38		2.19	0.09

Total from investment operations	0.66		2.08	(4.76)	2.67	0.42		2.31	0.23

Distributions:
Dividends from net investment income	(0.04)		(0.23)	—	—	(0.10)		(0.24)	—

Dividends from net realized gains	—		—	(0.72)	(0.34)	—		(0.16)	(0.00)**

Total distributions	(0.04)		(0.23)	(0.72)	(0.34)	(0.10)		(0.40)	—

Net asset value, end of period	$9.82		$9.20	$7.35	$12.83	$10.50		$10.18	$8.27

Ratios and supplemental data:
Total return(b)	7.20%		29.16%	(39.08)%	26.17%	4.19%		28.25%	2.90%

Net assets, end of period (000)	$319,361		$273,281	$300,563	$625,429	$451,280		$387,476	$183,797

Ratio of net expenses to average net assets	1.38	%(c)	1.44%	1.36%	1.38%	1.41	%(c)	1.44%	1.51%

Ratio of gross expenses to average net assets prior to expense reductions	1.38	%(c)	1.44%	1.36%	1.38%	1.42	%(c)	1.44%	1.51%

Ratio of net investment income (loss) to average net assets	2.20	%(c)	2.66%	1.12%	0.61%	0.67	%(c)	1.29%	1.78%

	(unaudited)				April 1,
	Six Months				2006
	Ended				through
	April 30,	Year Ended October 31,			October 31,	Year Ended March 31,

	2010	2009	2008	2007	2006	2006	2005

Portfolio turnover rate	34.7%	97.3%	117.7%	83.3%	42.2%	59.0%	45.5%

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

158	SEMIANNUAL REPORT Financial Highlights

Calamos Global Growth and Income Fund

	Class B

	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$9.37		$7.52	$13.21	$10.88	$10.57		$8.60	$8.43

Income from investment operations:
Net investment income (loss)(a)	0.07		0.15	0.04	(0.02)	(0.01)		0.05	0.09

Net realized and unrealized gain (loss)	0.56		1.91	(5.01)	2.69	0.40		2.28	0.08

Total from investment operations	0.63		2.06	(4.97)	2.67	0.39		2.33	0.17

Distributions:
Dividends from net investment income	(0.02)		(0.21)	—	—	(0.08)		(0.20)	—

Dividends from net realized gains	—		—	(0.72)	(0.34)	—		(0.16)	(0.00)**

Total distributions	(0.02)		(0.21)	(0.72)	(0.34)	(0.08)		(0.36)	—

Net asset value, end of period	$9.98		$9.37	$7.52	$13.21	$10.88		$10.57	$8.60

Ratios and supplemental data:
Total return(b)	6.75%		28.21%	(39.57%)	25.23%	3.75%		27.39%	2.06%

Net assets, end of period (000)	$48,116		$50,466	$52,729	$99,134	$61,675		$52,547	$24,378

Ratio of net expenses to average net assets	2.13	%(c)	2.19%	2.11%	2.13%	2.16	%(c)	2.19%	2.26%

Ratio of gross expenses to average net assets prior to expense reductions	2.13	%(c)	2.19%	2.11%	2.13%	2.17	%(c)	2.19%	2.26%

Ratio of net investment income (loss) to average net assets	1.45	%(c)	1.93%	0.37%	(0.14%)	(0.08	%)(c)	0.54%	1.03%

	Class C
	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$8.78		$7.06	$12.45	$10.27	$9.99		$8.15	$7.98

Income from investment operations:
Net investment income (loss)(a)	0.07		0.14	0.04	(0.02)	(0.00	)**	0.05	0.08

Net realized and unrealized gain (loss)	0.53		1.79	(4.71)	2.54	0.37		2.15	0.09

Total from investment operations	0.60		1.93	(4.67)	2.52	0.37		2.20	0.17

Distributions:
Dividends from net investment income	(0.03)		(0.21)	—	—	(0.09)		(0.20)	—

Dividends from net realized gains	—		—	(0.72)	(0.34)	—		(0.16)	(0.00)**

Total distributions	(0.03)		(0.21)	(0.72)	(0.34)	(0.09)		(0.36)	—

Net asset value, end of period	$9.35		$8.78	$7.06	$12.45	$10.27		$9.99	$8.15

Ratios and supplemental data:
Total return(b)	6.79%		28.23%	(39.58%)	25.27%	3.69%		27.31%	2.17%

Net assets, end of period (000)	$267,027		$235,776	$236,088	$429,028	$273,198		$221,122	$101,794

Ratio of net expenses to average net assets	2.13	%(c)	2.19%	2.11%	2.13%	2.16	%(c)	2.19%	2.26%

Ratio of gross expenses to average net assets prior to expense reductions	2.13	%(c)	2.19%	2.11%	2.13%	2.17	%(c)	2.19%	2.26%

Ratio of net investment income (loss) to average net assets	1.45	%(c)	1.91%	0.37%	(0.14%)	(0.08	%)(c)	0.54%	1.03%

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights SEMIANNUAL REPORT	159

Calamos Global Growth and Income Fund

	Class I
	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$9.33		$7.43	$12.94	$10.57	$10.23		$8.30	$8.05

Income from investment operations:
Net investment income (loss)(a)	0.12		0.23	0.14	0.10	0.05		0.15	0.16

Net realized and unrealized gain (loss)	0.56		1.90	(4.93)	2.61	0.40		2.19	0.09

Total from investment operations	0.68		2.13	(4.79)	2.71	0.45		2.34	0.25

Distributions:
Dividends from net investment income	(0.05)		(0.23)	—	—	(0.11)		(0.25)	—

Dividends from net realized gains	—		—	(0.72)	(0.34)	—		(0.16)	(0.00)**

Total distributions	(0.05)		(0.23)	(0.72)	(0.34)	(0.11)		(0.41)	—

Net asset value, end of period	$9.96		$9.33	$7.43	$12.94	$10.57		$10.23	$8.30

Ratios and supplemental data:
Total return(b)	7.27%		29.62%	(38.97%)	26.38%	4.43%		28.56%	3.15%

Net assets, end of period (000)	$407,209		$227,445	$145,751	$225,092	$37,758		$28,532	$4,645

Ratio of net expenses to average net assets	1.13	%(c)	1.18%	1.11%	1.13%	1.16	%(c)	1.19%	1.26%

Ratio of gross expenses to average net assets prior to expense reductions	1.13	%(c)	1.18%	1.11%	1.13%	1.17	%(c)	1.19%	1.26%

Ratio of net investment income (loss) to average net assets	2.39	%(c)	2.82%	1.37%	0.86%	0.92	%(c)	1.54%	2.03%

	Class R
	(unaudited)				March 1,
	Six Months				2007*
	Ended				through
	April 30,		Year Ended October 31,		October 31,

	2010		2009	2008	2007

Net asset value, beginning of period	$9.16		$7.32	$12.81	$10.63

Income (loss) from investment operations:
Net investment income (loss)(a)	0.09		0.19	0.09	0.03

Net realized and unrealized gain (loss)	0.55		1.87	(4.86)	2.15

Total from investment operations	0.64		2.06	(4.77)	2.18

Distributions:
Dividends from net investment income	(0.04)		(0.22)	—	—

Dividends from net realized gains	—		—	(0.72)	—

Total distributions	(0.04)		(0.22)	(0.72)	—

Net asset value, end of period	$9.76		$9.16	$7.32	$12.81

Ratios and supplemental data:
Total return(b)	6.97%		29.06%	(39.23%)	20.51%

Net assets, end of period (000)	$529		$377	$209	$121

Ratio of net expenses to average net assets	1.63	%(c)	1.69%	1.61%	1.63	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.63	%(c)	1.69%	1.61%	1.63	%(c)

Ratio of net investment income (loss) to average net assets	1.96	%(c)	2.41%	0.87%	0.36	%(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

160	SEMIANNUAL REPORT Financial Highlights

Calamos Convertible Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	Class A

	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$18.31		$14.13	$20.77	$19.98	$19.98		$20.42	$22.18

Income from investment operations:
Net investment income (loss)	0.28	(a)	0.56 (a)	0.42 (a)	0.41 (a)	0.20	(a)	0.33	0.40

Net realized and unrealized gain (loss)	1.02		4.15	(6.52)	2.33	0.32		1.78	(0.76)

Total from investment operations	1.30		4.71	(6.10)	2.74	0.52		2.11	(0.36)

Distributions:
Dividends from net investment income	(0.34)		(0.50)	(0.48)	(0.86)	(0.52)		(0.93)	(0.36)

Dividends from net realized gains	—		(0.03)	(0.06)	(1.09)	—		(1.62)	(1.04)

Total distributions	(0.34)		(0.53)	(0.54)	(1.95)	(0.52)		(2.55)	(1.40)

Net asset value, end of period	$19.27		$18.31	$14.13	$20.77	$19.98		$19.98	$20.42

Ratios and supplemental data:
Total return(b)	7.17%		34.00%	(30.12%)	14.80%	2.70%		10.97%	(1.69%)

Net assets, end of period (000)	$1,799,995		$1,822,596	$222,243	$297,122	$356,203		$400,392	$498,262

Ratio of net expenses to average net assets	1.07	%(c)	1.10%	1.14%	1.13%	1.12	%(c)	1.12%	1.11%

Ratio of gross expenses to average net assets prior to expense reductions	1.07	%(c)	1.11%	1.15%	1.13%	1.12	%(c)	1.12%	1.11%

Ratio of net investment income (loss) to average net assets	2.95	%(c)	3.37%	2.22%	2.11%	1.78	%(c)	1.85%	1.80%

	(unaudited)				April 1,
	Six Months				2006
	Ended				through
	April 30,	Year Ended October 31,			October 31,	Year Ended March 31,

	2010	2009	2008	2007	2006	2006	2005

Portfolio turnover rate	32.4%	45.7%	90.9%	92.7%	33.7%	63.4%	50.6%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights SEMIANNUAL REPORT	161

Calamos Convertible Fund

	Class B

	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$21.48		$16.48	$24.27	$23.02	$22.90		$23.04	$24.88

Income from investment operations:
Net investment income (loss)	0.25	(a)	0.52 (a)	0.32 (a)	0.31 (a)	0.14	(a)	0.24	0.26

Net realized and unrealized gain (loss)	1.20		4.86	(7.62)	2.71	0.37		1.99	(0.84)

Total from investment operations	1.45		5.38	(7.30)	3.02	0.51		2.23	(0.58)

Distributions:
Dividends from net investment income	(0.25)		(0.35)	(0.43)	(0.68)	(0.39)		(0.75)	(0.22)

Dividends from net realized gains	—		(0.03)	(0.06)	(1.09)	—		(1.62)	(1.04)

Total distributions	(0.25)		(0.38)	(0.49)	(1.77)	(0.39)		(2.37)	(1.26)

Net asset value, end of period	$22.68		$21.48	$16.48	$24.27	$23.02		$22.90	$23.04

Ratios and supplemental data:
Total return(b)	6.79%		33.04%	(30.66%)	13.91%	2.24%		10.18%	(2.43%)

Net assets, end of period (000)	$75,784		$88,956	$67,313	$129,258	$153,263		$171,282	$194,383

Ratio of net expenses to average net assets	1.83	%(c)	1.85%	1.89%	1.88%	1.87	%(c)	1.87%	1.86%

Ratio of gross expenses to average net assets prior to expense reductions	1.83	%(c)	1.86%	1.90%	1.88%	1.87	%(c)	1.87%	1.86%

Ratio of net investment income (loss) to average net assets	2.23	%(c)	2.78%	1.47%	1.36%	1.03	%(c)	1.10%	1.05%

	Class C

	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$18.24		$14.09	$20.82	$20.02	$19.99		$20.42	$22.22

Income from investment operations:
Net investment income (loss)	0.20	(a)	0.43 (a)	0.28 (a)	0.27 (a)	0.12	(a)	0.18	0.23

Net realized and unrealized gain (loss)	1.03		4.14	(6.51)	2.33	0.32		1.79	(0.76)

Total from investment operations	1.23		4.57	(6.23)	2.60	0.44		1.97	(0.53)

Distributions:
Dividends from net investment income	(0.28)		(0.39)	(0.44)	(0.71)	(0.41)		(0.78)	(0.23)

Dividends from net realized gains	—		(0.03)	(0.06)	(1.09)	—		(1.62)	(1.04)

Total distributions	(0.28)		(0.42)	(0.50)	(1.80)	(0.41)		(2.40)	(1.27)

Net asset value, end of period	$19.19		$18.24	$14.09	$20.82	$20.02		$19.99	$20.42

Ratios and supplemental data:
Total return(b)	6.77%		33.01%	(30.62%)	13.93%	2.23%		10.20%	(2.45%)

Net assets, end of period (000)	$696,917		$579,959	$164,363	$268,809	$310,918		$346,000	$415,044

Ratio of net expenses to average net assets	1.82	%(c)	1.85%	1.89%	1.88%	1.87	%(c)	1.87%	1.86%

Ratio of gross expenses to average net assets prior to expense reductions	1.82	%(c)	1.86%	1.90%	1.88%	1.87	%(c)	1.87%	1.86%

Ratio of net investment income (loss) to average net assets	2.16	%(c)	2.66%	1.47%	1.36%	1.03	%(c)	1.10%	1.05%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

162	SEMIANNUAL REPORT Financial Highlights

Calamos Convertible Fund

	Class I

	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$17.27		$13.35	$19.62	$18.98	$19.01		$19.55	$21.29

Income from investment operations:
Net investment income (loss)	0.27	(a)	0.56 (a)	0.43 (a)	0.44 (a)	0.22	(a)	0.35	0.43

Net realized and unrealized gain (loss)	0.98		3.92	(6.15)	2.20	0.30		1.72	(0.73)

Total from investment operations	1.25		4.48	(5.72)	2.64	0.52		2.07	(0.30)

Distributions:
Dividends from net investment income	(0.36)		(0.53)	(0.49)	(0.91)	(0.55)		(0.99)	(0.40)

Dividends from net realized gains	—		(0.03)	(0.06)	(1.09)	—		(1.62)	(1.04)

Total distributions	(0.36)		(0.56)	(0.55)	(2.00)	(0.55)		(2.61)	(1.44)

Net asset value, end of period	$18.16		$17.27	$13.35	$19.62	$18.98		$19.01	$19.55

Ratios and supplemental data:
Total return(b)	7.33%		34.30%	(29.95%)	15.11%	2.83%		11.31%	(1.47%)

Net assets, end of period (000)	$715,988		$424,287	$15,152	$17,781	$21,126		$26,304	$35,235

Ratio of net expenses to average net assets	0.82	%(c)	0.85%	0.89%	0.88%	0.87	%(c)	0.87%	0.86%

Ratio of gross expenses to average net assets prior to expense reductions	0.82	%(c)	0.85%	0.90%	0.88%	0.87	%(c)	0.87%	0.86%

Ratio of net investment income (loss) to average net assets	3.09	%(c)	3.56%	2.47%	2.36%	2.03	%(c)	2.10%	2.05%

	Class R

	(unaudited)				March 1,
	Six Months				2007*
	Ended				through
	April 30,		Year Ended October 31,		October 31,

	2010		2009	2008	2007

Net asset value, beginning of period	$18.28		$14.11	$20.75	$19.04

Income (loss) from investment operations:
Net investment income (loss)(a)	0.23		0.51	0.37	0.24

Net realized and unrealized gain (loss)	1.05		4.15	(6.49)	2.03

Total from investment operations	1.28		4.66	(6.12)	2.27

Distributions:
Dividends from net investment income	(0.33)		(0.46)	(0.46)	(0.56)

Dividends from net realized gains	—		(0.03)	(0.06)	—

Total distributions	(0.33)		(0.49)	(0.52)	(0.56)

Net asset value, end of period	$19.23		$18.28	$14.11	$20.75

Ratios and supplemental data:
Total return(b)	7.05%		33.68%	(30.19%)	12.08%

Net assets, end of period (000)	$2,227		$705	$78	$112

Ratio of net expenses to average net assets	1.32	%(c)	1.35%	1.39%	1.38	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.32	%(c)	1.36%	1.40%	1.38	%(c)

Ratio of net investment income (loss) to average net assets	2.50	%(c)	3.06%	1.97%	1.86	%(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights SEMIANNUAL REPORT	163

Calamos Total Return Bond Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	Class A

	(unaudited)				June 27,
	Six Months				2007*
	Ended				through
	April 30,		Year Ended October 31,		October 31,

	2010		2009	2008	2007

Net asset value, beginning of period	$11.06		$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.16	(a)	0.35 (a)	0.33 (a)	0.15

Net realized and unrealized gain (loss)	0.10		1.30	(0.35)	0.25

Total from investment operations	0.26		1.65	(0.02)	0.40

Distributions:
Dividends from net investment income	(0.43)		(0.41)	(0.41)	(0.15)

Dividends from net realized gains	—		—	—	—

Total distributions	(0.43)		(0.41)	(0.41)	(0.15)

Net asset value, end of period	$10.89		$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	2.42%		17.10%	(0.33%)	4.00%

Net assets, end of period (000)	$100,988		$94,831	$55,858	$39,590

Ratio of net expenses to average net assets	0.90	%(c)	0.88%	0.83%	0.90	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	0.99	%(c)	1.00%	1.13%	1.66	%(c)

Ratio of net investment income (loss) to average net assets	2.93	%(c)	3.30%	3.24%	4.11	%(c)

	(unaudited)			June 27,
	Six Months			2007*
	Ended			through
	April 30,	Year Ended October 31,		October 31,

	2010	2009	2008	2007

Portfolio turnover rate	37.8%	287.2%	678.6%	235.8%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

164	SEMIANNUAL REPORT Financial Highlights

Calamos Total Return Bond Fund

	Class B						Class C
	(unaudited)				June 27,		(unaudited)				June 27,
	Six Months				2007*		Six Months				2007*
	Ended		Year Ended		through		Ended		Year Ended		through
	April 30,		October 31,		October 31,		April 30,		October 31,		October 31,

	2010		2009	2008	2007		2010		2009	2008	2007

Net asset value, beginning of period	$11.06		$9.82	$10.25	$10.00		$11.06		$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.12	(a)	0.27 (a)	0.26 (a)	0.12		0.12	(a)	0.27 (a)	0.25 (a)	0.12

Net realized and unrealized gain (loss)	0.10		1.31	(0.36)	0.25		0.10		1.31	(0.35)	0.25

Total from investment operations	0.22		1.58	(0.10)	0.37		0.22		1.58	(0.10)	0.37

Distributions:
Dividends from net investment income	(0.39)		(0.34)	(0.33)	(0.12)		(0.39)		(0.34)	(0.33)	(0.12)

Dividends from net realized gains	—		—	—	—		—		—	—	—

Total distributions	(0.39)		(0.34)	(0.33)	(0.12)		(0.39)		(0.34)	(0.33)	(0.12)

Net asset value, end of period	$10.89		$11.06	$9.82	$10.25		$10.89		$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	2.05%		16.23%	(1.07%)	3.74%		2.05%		16.23%	(1.07%)	3.74%

Net assets, end of period (000)	$19,826		$22,103	$12,539	$1,983		$39,346		$39,605	$19,018	$1,527

Ratio of net expenses to average net assets	1.65	%(c)	1.63%	1.58%	1.65	%(c)	1.65	%(c)	1.63%	1.58%	1.65	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.74	%(c)	1.75%	1.88%	2.41	%(c)	1.74	%(c)	1.75%	1.88%	2.41	%(c)

Ratio of net investment income (loss) to average net assets	2.20	%(c)	2.56%	2.49%	3.36	%(c)	2.20	%(c)	2.54%	2.49%	3.36	%(c)

	Class I						Class R
	(unaudited)				June 27,		(unaudited)				June 27,
	Six Months				2007*		Six Months				2007*
	Ended		Year Ended		through		Ended		Year Ended		through
	April 30,		October 31,		October 31,		April 30,		October 31,		October 31,

	2010		2009	2008	2007		2010		2009	2008	2007

Net asset value, beginning of period	$11.06		$9.82	$10.24	$10.00		$11.06		$9.82	$10.25	$10.00

Income from investment operations:
Net investment income (loss)	0.17	(a)	0.38 (a)	0.36 (a)	0.16		0.15	(a)	0.33 (a)	0.31 (a)	0.14

Net realized and unrealized gain (loss)	0.09		1.30	(0.35)	0.24		0.10		1.30	(0.36)	0.25

Total from investment operations	0.26		1.68	0.01	0.40		0.25		1.63	(0.05)	0.39

Distributions:
Dividends from net investment income	(0.44)		(0.44)	(0.43)	(0.16)		(0.42)		(0.39)	(0.38)	(0.14)

Dividends from net realized gains	—		—	—	—		—		—	—	—

Total distributions	(0.44)		(0.44)	(0.43)	(0.16)		(0.42)		(0.39)	(0.38)	(0.14)

Net asset value, end of period	$10.88		$11.06	$9.82	$10.24		$10.89		$11.06	$9.82	$10.25

Ratios and supplemental data:
Total return(b)	2.46%		17.39%	0.02%	4.06%		2.30%		16.81%	(0.58%)	3.91%

Net assets, end of period (000)	$44,186		$41,689	$34,049	$33,698		$1,328		$1,283	$1,033	$1,039

Ratio of net expenses to average net assets	0.65	%(c)	0.63%	0.58%	0.65	%(c)	1.15	%(c)	1.13%	1.08%	1.15	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	0.74	%(c)	0.75%	0.88%	1.41	%(c)	1.24	%(c)	1.25%	1.38%	1.91	%(c)

Ratio of net investment income (loss) to average net assets	3.19	%(c)	3.59%	3.49%	4.36	%(c)	2.69	%(c)	3.09%	2.99%	3.86	%(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights SEMIANNUAL REPORT	165

Calamos High Yield Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	Class A
						April 1,
	(unaudited)					2006
	Six Months					through
	Ended April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$9.52		$7.11	$10.96	$10.71	$10.83		$10.75	$10.86

Income from investment operations:
Net investment income (loss)	0.32	(a)	0.61 (a)	0.55 (a)	0.61	0.34		0.60	0.67

Net realized and unrealized gain (loss)	0.34		2.29	(3.44)	0.34	0.00	**	0.33	(0.07)

Total from investment operations	0.66		2.90	(2.89)	0.95	0.34		0.93	0.60

Distributions:
Dividends from net investment income	(0.42)		(0.49)	(0.73)	(0.64)	(0.46)		(0.72)	(0.56)

Dividends from net realized gains	—		—	(0.23)	(0.06)	—		(0.13)	(0.15)

Total distributions	(0.42)		(0.49)	(0.96)	(0.70)	(0.46)		(0.85)	(0.71)

Net asset value, end of period	$9.76		$9.52	$7.11	$10.96	$10.71		$10.83	$10.75

Ratios and supplemental data:
Total return(b)	7.12%		42.27%	(28.60%)	9.16%	3.32%		9.11%	5.67%

Net assets, end of period (000)	$191,767		$207,057	$90,995	$186,816	$147,400		$152,382	$119,798

Ratio of net expenses to average net assets	1.22	%(c)	1.22%	1.21%	1.19%	1.17	%(c)	1.19%	1.24%

Ratio of gross expenses to average net assets prior to expense reductions	1.22	%(c)	1.22%	1.21%	1.20%	1.17	%(c)	1.19%	1.24%

Ratio of net investment income (loss) to average net assets	6.78	%(c)	7.48%	5.69%	5.39%	5.50	%(c)	5.70%	6.26%

					April 1,
	(unaudited)				2006
	Six Months				through
	Ended April 30,	Year Ended October 31,			October 31,	Year Ended March 31,

	2010	2009	2008	2007	2006	2006	2005

Portfolio turnover rate	27.8%	55.0%	47.5%	74.1%	27.1%	73.1%	39.7%

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

166	SEMIANNUAL REPORT Financial Highlights

Calamos High Yield Fund

	Class B
						April 1,
	(unaudited)					2006
	Six Months					through
	Ended April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$9.86		$7.35	$11.28	$11.00	$11.10		$10.99	$11.11

Income from investment operations:
Net investment income (loss)	0.30	(a)	0.57 (a)	0.50 (a)	0.50	0.31		0.54	0.61

Net realized and unrealized gain (loss)	0.35		2.36	(3.55)	0.39	(0.01)		0.34	(0.08)

Total from investment operations	0.65		2.93	(3.05)	0.89	0.30		0.88	0.53

Distributions:
Dividends from net investment income	(0.37)		(0.42)	(0.65)	(0.55)	(0.40)		(0.64)	(0.50)

Dividends from net realized gains	—		—	(0.23)	(0.06)	—		(0.13)	(0.15)

Total distributions	(0.37)		(0.42)	(0.88)	(0.61)	(0.40)		(0.77)	(0.65)

Net asset value, end of period	$10.14		$9.86	$7.35	$11.28	$11.00		$11.10	$10.99

Ratios and supplemental data:
Total return(b)	6.77%		41.16%	(29.06%)	8.32%	2.84%		8.37%	4.83%

Net assets, end of period (000)	$17,845		$19,897	$14,956	$27,806	$33,499		$31,960	$28,228

Ratio of net expenses to average net assets	1.97	%(c)	1.98%	1.96%	1.94%	1.92	%(c)	1.94%	1.99%

Ratio of gross expenses to average net assets prior to expense reductions	1.97	%(c)	1.98%	1.96%	1.95%	1.92	%(c)	1.94%	1.99%

Ratio of net investment income (loss) to average net assets	6.02	%(c)	6.83%	4.94%	4.64%	4.75	%(c)	4.95%	5.51%

	Class C
						April 1,
	(unaudited)					2006
	Six Months					through
	Ended April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$9.80		$7.31	$11.22	$10.95	$11.05		$10.94	$11.06

Income from investment operations:
Net investment income (loss)	0.30	(a)	0.56 (a)	0.49 (a)	0.48	0.30		0.54	0.61

Net realized and unrealized gain (loss)	0.35		2.36	(3.52)	0.40	—		0.33	(0.08)

Total from investment operations	0.65		2.92	(3.03)	0.88	0.30		0.87	0.53

Distributions:
Dividends from net investment income	(0.38)		(0.43)	(0.65)	(0.55)	(0.40)		(0.63)	(0.50)

Dividends from net realized gains	—		—	(0.23)	(0.06)	—		(0.13)	(0.15)

Total distributions	(0.38)		(0.43)	(0.88)	(0.61)	(0.40)		(0.76)	(0.65)

Net asset value, end of period	$10.07		$9.80	$7.31	$11.22	$10.95		$11.05	$10.94

Ratios and supplemental data:
Total return(b)	6.73%		41.16%	(29.03%)	8.27%	2.85%		8.37%	4.87%

Net assets, end of period (000)	$45,381		$45,673	$28,261	$48,377	$60,486		$65,089	$70,922

Ratio of net expenses to average net assets	1.97	%(c)	1.98%	1.96%	1.94%	1.92	%(c)	1.94%	1.99%

Ratio of gross expenses to average net assets prior to expense reductions	1.97	%(c)	1.98%	1.96%	1.95%	1.92	%(c)	1.94%	1.99%

Ratio of net investment income (loss) to average net assets	6.02	%(c)	6.80%	4.94%	4.64%	4.75	%(c)	4.95%	5.51%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights SEMIANNUAL REPORT	167

Calamos High Yield Fund

	Class I
						April 1,
	(unaudited)					2006
	Six Months					through
	Ended April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$9.52		$7.12	$10.96	$10.71	$10.84		$10.75	$10.85

Income from investment operations:
Net investment income (loss)	0.34	(a)	0.63 (a)	0.57 (a)	0.60	0.33		0.64	0.82

Net realized and unrealized gain (loss)	0.34		2.28	(3.42)	0.38	0.02		0.33	(0.19)

Total from investment operations	0.68		2.91	(2.85)	0.98	0.35		0.97	0.63

Distributions:
Dividends from net investment income	(0.44)		(0.51)	(0.76)	(0.67)	(0.48)		(0.75)	(0.58)

Dividends from net realized gains	—		—	(0.23)	(0.06)	—		(0.13)	(0.15)

Total distributions	(0.44)		(0.51)	(0.99)	(0.73)	(0.48)		(0.88)	(0.73)

Net asset value, end of period	$9.76		$9.52	$7.12	$10.96	$10.71		$10.84	$10.75

Ratios and supplemental data:
Total return(b)	7.28%		42.41%	(28.31%)	9.43%	3.50%		9.39%	5.96%

Net assets, end of period (000)	$27,363		$19,286	$8,010	$9,109	$2,455		$1,947	$1,874

Ratio of net expenses to average net assets	0.97	%(c)	0.97%	0.96%	0.94%	0.92	%(c)	0.94%	0.99%

Ratio of gross expenses to average net assets prior to expense reductions	0.97	%(c)	0.97%	0.96%	0.95%	0.92	%(c)	0.94%	0.99%

Ratio of net investment income (loss) to average net assets	7.05	%(c)	7.61%	5.94%	5.64%	5.75	%(c)	5.95%	6.51%

	Class R
					March 1,
	(unaudited)				2007*
	Six Months				through
	Ended April 30,		Year Ended October 31,		October 31,

	2010		2009	2008	2007

Net asset value, beginning of period	$9.52		$7.11	$10.95	$10.84

Income (loss) from investment operations:
Net investment income (loss)	0.31	(a)	0.59 (a)	0.53 (a)	0.37

Net realized and unrealized gain (loss)	0.34		2.29	(3.43)	0.13

Total from investment operations	0.65		2.88	(2.90)	0.50

Distributions:
Dividends from net investment income	(0.41)		(0.47)	(0.71)	(0.39)

Dividends from net realized gains	—		—	(0.23)	—

Total distributions	(0.41)		(0.47)	(0.94)	(0.39)

Net asset value, end of period	$9.76		$9.52	$7.11	$10.95

Ratios and supplemental data:
Total return(b)	6.98%		41.93%	(28.71%)	4.69%

Net assets, end of period (000)	$195		$122	$75	$105

Ratio of net expenses to average net assets	1.47	%(c)	1.48%	1.46%	1.44	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.47	%(c)	1.48%	1.46%	1.45	%(c)

Ratio of net investment income (loss) to average net assets	6.51	%(c)	7.31%	5.44%	5.14	%(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

168	SEMIANNUAL REPORT Financial Highlights

Calamos Market Neutral Income Fund

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period were as follows:

	Class A
	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$11.35		$10.97	$13.31	$12.77	$12.67		$13.02	$14.45

Income from investment operations:
Net investment income (loss)	0.12	(a)	0.30 (a)	0.30 (a)	0.47 (a)	0.30	(a)	0.55 (a)	0.33

Net realized and unrealized gain (loss)	0.32		0.89	(2.13)	0.51	0.13		0.09	(0.46)

Total from investment operations	0.44		1.19	(1.83)	0.98	0.43		0.64	(0.13)

Distributions:
Dividends from net investment income	(0.05)		(0.52)	(0.51)	(0.44)	(0.33)		(0.99)	(0.82)

Dividends from net realized gains	—		(0.29)	—	—	—		—	(0.48)

Total distributions	(0.05)		(0.81)	(0.51)	(0.44)	(0.33)		(0.99)	(1.30)

Net asset value, end of period	$11.74		$11.35	$10.97	$13.31	$12.77		$12.67	$13.02

Ratios and supplemental data:
Total return(b)	3.92%		11.77%	(14.22%)	7.81%	3.45%		5.20%	(1.03)%

Net assets, end of period (000)	$1,155,062		$938,686	$815,845	$1,012,912	$497,161		$254,292	$279,737

Ratio of net expenses to average net assets	1.13	%(c)	1.19%	1.12%	1.18%	1.25	%(c)	1.57%	1.32%

Ratio of gross expenses to average net assets prior to expense reductions	1.13	%(c)	1.20%	1.13%	1.19%	1.25	%(c)	1.57%	1.32%

Ratio of net investment income (loss) to average net assets	2.01	%(c)	2.80%	2.40%	3.63%	4.03	%(c)	4.34%	3.45%

Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.10	%(c)	1.15%	1.08%	1.10%	1.15	%(c)	1.14%	1.14%

	(unaudited)				April 1,
	Six Months				2006
	Ended				through
	April 30,	Year Ended October 31,			October 31,	Year Ended March 31,

	2010	2009	2008	2007	2006	2006	2005

Portfolio turnover rate	36.0%	79.8%	112.0%	104.7%	78.4%	137.1%	74.4%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights SEMIANNUAL REPORT	169

Calamos Market Neutral Income Fund

	Class B
	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$11.92		$11.48	$13.90	$13.31	$13.18		$13.51	$14.95

Income from investment operations:
Net investment income (loss)	0.08	(a)	0.24 (a)	0.22 (a)	0.39 (a)	0.25	(a)	0.47 (a)	0.33

Net realized and unrealized gain (loss)	0.35		0.92	(2.23)	0.53	0.14		0.08	(0.56)

Total from investment operations	0.43		1.16	(2.01)	0.92	0.39		0.55	(0.23)

Distributions:
Dividends from net investment income	(0.02)		(0.43)	(0.41)	(0.33)	(0.26)		(0.88)	(0.73)

Dividends from net realized gains	—		(0.29)	—	—	—		—	(0.48)

Total distributions	(0.02)		(0.72)	(0.41)	(0.33)	(0.26)		(0.88)	(1.21)

Net asset value, end of period	$12.33		$11.92	$11.48	$13.90	$13.31		$13.18	$13.51

Ratios and supplemental data:
Total return(b)	3.57%		10.87%	(14.84%)	7.04%	3.00%		4.33%	(1.66%)

Net assets, end of period (000)	$28,912		$34,370	$43,852	$52,502	$46,453		$35,076	$40,019

Ratio of net expenses to average net assets	1.88	%(c)	1.95%	1.87%	1.93%	2.00	%(c)	2.32%	2.07%

Ratio of gross expenses to average net assets prior to expense reductions	1.88	%(c)	1.95%	1.88%	1.94%	2.00	%(c)	2.32%	2.07%

Ratio of net investment income (loss) to average net assets	1.29	%(c)	2.13%	1.65%	2.88%	3.28	%(c)	3.59%	2.70%

Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.85	%(c)	1.91%	1.83%	1.85%	1.90	%(c)	1.89%	1.89%

	Class C
	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$11.52		$11.12	$13.48	$12.93	$12.83		$13.17	$14.61

Income from investment operations:
Net investment income (loss)	0.07	(a)	0.23 (a)	0.21 (a)	0.38 (a)	0.25	(a)	0.46 (a)	0.24

Net realized and unrealized gain (loss)	0.34		0.90	(2.16)	0.51	0.12		0.08	(0.47)

Total from investment operations	0.41		1.13	(1.95)	0.89	0.37		0.54	(0.23)

Distributions:
Dividends from net investment income	(0.02)		(0.44)	(0.41)	(0.34)	(0.27)		(0.88)	(0.73)

Dividends from net realized gains	—		(0.29)	—	—	—		—	(0.48)

Total distributions	(0.02)		(0.73)	(0.41)	(0.34)	(0.27)		(0.88)	(1.21)

Net asset value, end of period	$11.91		$11.52	$11.12	$13.48	$12.93		$12.83	$13.17

Ratios and supplemental data:
Total return(b)	3.56%		10.91%	(14.84%)	7.01%	2.97%		4.37%	(1.69%)

Net assets, end of period (000)	$366,375		$330,360	$363,213	$457,924	$309,142		$162,218	$129,352

Ratio of net expenses to average net assets	1.88	%(c)	1.95%	1.87%	1.93%	2.00	%(c)	2.32%	2.07%

Ratio of gross expenses to average net assets prior to expense reductions	1.88	%(c)	1.95%	1.88%	1.94%	2.00	%(c)	2.32%	2.07%

Ratio of net investment income (loss) to average net assets	1.27	%(c)	2.10%	1.65%	2.88%	3.28	%(c)	3.59%	2.70%

Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.85	%(c)	1.91%	1.83%	1.85%	1.90	%(c)	1.89%	1.89%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

170	SEMIANNUAL REPORT Financial Highlights

Calamos Market Neutral Income Fund

	Class I
	(unaudited)					April 1,
	Six Months					2006
	Ended					through
	April 30,		Year Ended October 31,			October 31,		Year Ended March 31,

	2010		2009	2008	2007	2006		2006	2005

Net asset value, beginning of period	$11.25		$10.88	$13.21	$12.67	$12.57		$12.92	$14.34

Income from investment operations:
Net investment income (loss)	0.12	(a)	0.32 (a)	0.32 (a)	0.50 (a)	0.31	(a)	0.57 (a)	0.54

Net realized and unrealized gain (loss)	0.33		0.89	(2.11)	0.51	0.14		0.10	(0.63)

Total from investment operations	0.45		1.21	(1.79)	1.01	0.45		0.67	(0.09)

Distributions:
Dividends from net investment income	(0.07)		(0.55)	(0.54)	(0.47)	(0.35)		(1.02)	(0.85)

Dividends from net realized gains	—		(0.29)	—	—	—		—	(0.48)

Total distributions	(0.07)		(0.84)	(0.54)	(0.47)	(0.35)		(1.02)	(1.33)

Net asset value, end of period	$11.63		$11.25	$10.88	$13.21	$12.67		$12.57	$12.92

Ratios and supplemental data:
Total return(b)	3.98%		12.07%	(14.03%)	8.12%	3.62%		5.56%	(0.76%)

Net assets, end of period (000)	$421,366		$183,133	$102,745	$24,954	$14,450		$7,830	$39,561

Ratio of net expenses to average net assets	0.88	%(c)	0.94%	0.87%	0.93%	1.00	%(c)	1.32%	1.07%

Ratio of gross expenses to average net assets prior to expense reductions	0.88	%(c)	0.95%	0.88%	0.94%	1.00	%(c)	1.32%	1.07%

Ratio of net investment income (loss) to average net assets	2.18	%(c)	2.99%	2.65%	3.88%	4.28	%(c)	4.59%	3.70%

Ratio of net expenses, excluding dividend expense on short positions, to average net assets	0.85	%(c)	0.90%	0.83%	0.85%	0.90	%(c)	0.89%	0.89%

	Class R
	(unaudited)				March 1,
	Six Months				2007*
	Ended				through
	April 30,		Year Ended October 31,		October 31,

	2010		2009	2008	2007

Net asset value, beginning of period	$11.33		$10.96	$13.31	$12.84

Income (loss) from investment operations:
Net investment income (loss)(a)	0.10		0.25	0.27	0.30

Net realized and unrealized gain (loss)	0.33		0.91	(2.14)	0.40

Total from investment operations	0.43		1.16	(1.87)	0.70

Distributions:
Dividends from net investment income	(0.04)		(0.50)	(0.48)	(0.23)

Dividends from net realized gains	—		(0.29)	—	—

Total distributions	(0.04)		(0.79)	(0.48)	(0.23)

Net asset value, end of period	$11.72		$11.33	$10.96	$13.31

Ratios and supplemental data:
Total return(b)	3.84%		11.46%	(14.48%)	5.47%

Net assets, end of period (000)	$1,512		$1,034	$162	$105

Ratio of net expenses to average net assets	1.38	%(c)	1.44%	1.37%	1.43	%(c)

Ratio of gross expenses to average net assets prior to expense reductions	1.38	%(c)	1.44%	1.38%	1.44	%(c)

Ratio of net investment income (loss) to average net assets	1.75	%(c)	2.36%	2.15%	3.38	%(c)

Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.35	%(c)	1.40%	1.33%	1.35	%(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

Financial Highlights SEMIANNUAL REPORT	171

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Investment Trust

We have reviewed the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust (the “Trust”), including Calamos Growth Fund, Calamos Value Fund, Calamos Blue Chip Fund, Calamos Multi-Fund Blend, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Total Return Bond Fund, Calamos High Yield Fund, and Calamos Market Neutral Income Fund (the “Funds”), as of April 30, 2010, and the related statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Trust’s management.

We conducted our reviews in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of changes in net assets of the Funds for the year October 31, 2009 and the financial highlights for the year or period then ended and for each year or each period ended on or after March 31, 2006; and in our report dated December 17, 2009, we expressed an unqualified opinion on such statements of changes in net assets and financial highlights. The Funds’ financial highlights for periods ended prior to March 31, 2006 were audited by other auditors whose report, dated May 13, 2005, expressed an unqualified opinion on those financial highlights.

Chicago, Illinois
June 22, 2010

172	SEMIANNUAL REPORT Report of Independent Registered Public Accounting Firm

Managing Your Calamos Funds Investments

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE
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• Review recent transactions
• Order statements, literature and more

PERSONAL ASSISTANCE
800.582.6959	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions, perform transactions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT
www.calamos.com	Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR
We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

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Visit www.calamos.com for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

This report, including the unaudited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after July 31, 2010, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through April 30, 2010. The managers' views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds' proxy voting record for the 12 month period ended June 30, 2009 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds' proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISER
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

TRANSFER AGENT
US Bancorp Fund Services, LLC
615 E. Michigan St. 3rd floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
K & L Gates LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2010 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments® and Investment strategies for your serious money® are registered trademarks of Calamos Holdings LLC.

MFSAN 1631 2010

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

(a)(1) Code of Ethics - Not applicable.
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 24, 2010

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 24, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.

Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 24, 2010

By:	/s/ Nimish S. Bhatt

Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 24, 2010